UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

EAGLE SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

RICHARD J. ROSSI, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

FRANCINE J. ROSENBERGER, ESQ.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1. Reports to Shareholders

Semiannual Report

and Investment Performance Review for the
six-month period ended April 30, 2011 (unaudited)

Eagle Capital Appreciation Fund

Eagle Growth & Income Fund

Eagle International Equity Fund

Eagle Investment Grade Bond Fund

Eagle Large Cap Core Fund

Eagle Mid Cap Growth Fund

Eagle Mid Cap Stock Fund

Eagle Small Cap Core Value Fund

Eagle Small Cap Growth Fund

Go Paperless with eDelivery        visit eagleasset.com/eDelivery        For more information, see inside.

President’s Letter 1
Performance Summary and Commentary
Eagle Capital Appreciation Fund 2
Eagle Growth & Income Fund 4
Eagle International Equity Fund 6
Eagle Investment Grade Bond Fund8
Eagle Large Cap Core Fund 10
Eagle Mid Cap Growth Fund 12
Eagle Mid Cap Stock Fund 14
Eagle Small Cap Core Value Fund 16
Eagle Small Cap Growth Fund 18
Investment Portfolios
Eagle Capital Appreciation Fund 20
Eagle Growth & Income Fund 20
Eagle International Equity Fund 22
Eagle Investment Grade Bond Fund24
Eagle Large Cap Core Fund 26
Eagle Mid Cap Growth Fund 27
Eagle Mid Cap Stock Fund 29
Eagle Small Cap Core Value Fund 30
Eagle Small Cap Growth Fund 31

Statements of Assets and Liabilities 34
Statements of Operations 36
Statements of Changes in Net Assets 38
Financial Highlights 40
Notes to Financial Statements 45
Understanding Your Ongoing Costs 55
Principal Risks 57

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President’s Letter

Dear Fellow Shareholders:

I am pleased to present the semiannual report and investment performance review of the Eagle Family of Funds for the six-month reporting period that ended April 30, 2011.

During the period, signs of a global economic recovery remained in place. Although there have been some dramatic headlines—a devastating earthquake and tsunami in Japan, a wave of anti-government protests in the Middle East, concerns about rising commodity prices—the broad equity markets continued to climb through the end of April. Further, there are some signs that market trends that had hindered the performance of some of our Funds may be abating as we move further into 2011.

I hope you will take the time to read the commentaries that follow, in which each fund’s portfolio managers discuss the specific performance in their funds. As of the date of this report, a common theme amongst the managers is that the economy appears to be moving along, even if at a slow pace. There undoubtedly will be challenges—as there always are—but I believe it is safe to say that our portfolio managers would suggest those challenges represent opportunities. In the end, the common characteristic among our managers is the idea that the way to seek superior risk-adjusted returns for investors is through a disciplined approach to security selection that focuses on long-term fundamentals instead of short-term market behavior.

In addition to reading the managers’ commentaries in this report, the Eagle website is a tremendous resource for fund-related information and timely information from our portfolio managers.

It is an exciting time here at Eagle:

•	Eagle Asset Management, Inc. assumed day-to-day responsibility of the Growth & Income Fund on June 1 from Thornburg Investment Management.

We believe this change will continue to serve shareholders’ interests. I would invite you to read more about the new team’s investing discipline at eagleasset.com.

•

Eagle is celebrating its 35th year. We know there are some firms that have been around longer but we also recognize that many more have been around for much shorter periods. And some have come and gone in the meantime.

Eagle is as committed to seeking superior performance for our clients today as the day we were founded 35 years ago.

•	In addition, Eagle intends to offer an R-6 class of shares this upcoming year.

In an effort to save costs and reduce environmental impact, Eagle is able to offer many reports electronically. If you would like to begin receiving paperless reports from the Eagle Family of Funds, please visit eagleasset.com and sign up for electronic delivery. Doing so will reduce the amount of paper we consume, which saves the Funds (and their shareholders) money and will help the environment. Enrolling in this service will not affect the delivery of your account statements or other confidential communications.

I would like to remind you that investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the investment objectives, charges and expenses of any fund before you invest. Contact us at 800.421.4184 or eagleasset.com or your financial advisor for a prospectus, which contains this and other important information about the Eagle Family of Funds.

We are grateful for your continued support and confidence in the Eagle Family of Funds.

Sincerely,

Richard J. Rossi

President

June 15, 2011

1

Performance Summary and Commentary
Eagle Capital Appreciation Fund

Meet the managers  |  Steven M. Barry, David G. Shell, CFA®, and Timothy M. Leahy, CFA®, are Portfolio Managers of Goldman Sachs Asset Management, LP’s (“GSAM”) “Growth Team.” Messrs. Barry and Shell are Chief Investment Officers and have been responsible for the day-to-day management of the Eagle Capital Appreciation Fund (the “Fund”) since 2002. Mr. Leahy joined GSAM as a Managing Director in 2005, and has been responsible for the day-to-day management of the Fund’s investment portfolio since February 2011.

Investment highlights  |  The Fund invests primarily in common stocks. The Fund’s portfolio management team believes that wealth is created through the long-term ownership of a growing business. They take a “bottom-up” approach to investing based on in-depth, fundamental research. A bottom-up method of analysis typically emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers use an intensive research process and each company is analyzed as if they were going to own and operate that company indefinitely. Key characteristics of the companies in which the Fund currently seeks to invest may include: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management.

This Morningstar Style Box™ shows the Fund’s current investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 13.22% (excluding front-end sales charges) during the six-month period ended April 30, 2011, underperforming its benchmark index, the Russell 1000® Growth Index, which returned 16.96%. The Russell 1000® Growth Index measures performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  U.S. equities continued their positive momentum from late 2010 into 2011 and posted the best first quarter in more than a decade. While all sectors made gains, energy stocks dominated returns as the benchmark Brent Crude oil price reached almost $120 per barrel on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. Strong returns from U.S. equities over the period reflected optimism on improving trends in labor, housing, manufacturing, and consumer confidence.

The Fund delivered positive absolute returns during the period. Positive stock selection in the financial sector and an underweight to utilities contributed to relative performance. The Fund lagged its benchmark, the Russell 1000 Growth Index (gross), during the period. Weakness in select telecommunication services and health care holdings detracted from relative returns.

Under performers  |  Teva Pharmaceutical Industries Ltd. ADR detracted from relative performance during the period. Shares fell after the company announced disappointing results in a drug trial for its new multiple sclerosis treatment. We continue to have conviction in the company and believe Teva is well positioned to benefit from the wave of patent expirations of branded drugs in the next few years and the political tailwinds promoting generic drugs. Moreover, Teva is cementing its dominance in the generics industry due to its ability to launch generics earlier than its competitors and its expanding global footprint.

Wireless tower companies American Tower Corp. (Class A) and Crown Castle International Corp. detracted from performance after AT&T announced it would acquire T-Mobile. The

2

Performance Summary and Commentary
Eagle Capital Appreciation Fund (cont’d)

management for the AT&T/T-Mobile combined company announced the acquisition would lead to a number of cost savings synergies, including the reduction in the overall number of cell sites. In our view, this initiative may negatively impact the tower companies as leasing revenue is derived from the number of cell sites. However, we believe the overall impact to the company should be small and spread over several years; therefore, the potential drag on revenues may be relatively modest. While the acquisition may be an incremental near-term hurdle, we continue to have conviction in the tower companies over the long-term as demand for mobile content continues to grow and we believe wireless carriers will be required to add capacity in order to support increased usage, network upgrades and improved coverage.

CME Group Inc., the world’s largest futures and options exchange, detracted from relative returns due to uncertainty over volumes following the end of QE2 (the Federal Reserve’s asset purchasing initiative commonly referred to as “quantitative easing”). Despite this short-term pressure, we believe CME will benefit from the migration of over-the-counter (OTC) derivatives markets to exchanges. Furthermore, we believe CME Group’s interest rate OTC clearing platform will be a long-term growth driver for the company as it meets its customers’ demand for more transparency and less counterparty risk.

Within consumer staples, Avon Products Inc. detracted from performance during the period. Shares declined after Avon reported weaker-than-expected earnings which were driven by disappointing sales and softer margins due to higher input costs. In addition, management lowered its sales guidance for the 2011 calendar year. Despite these near-term setbacks, we continue to believe Avon is poised to deliver higher operating margins over the next few years as its broad geographic footprint, particularly in Latin America, provides exposure to numerous growing markets.

The Fund continues to hold each of the securities noted above as “under performers”.

Top performers  |  In the first quarter, CB Richard Ellis Group Inc., the world’s leading commercial real estate services firm, contributed to relative performance, as shares traded up in anticipation of the company’s fourth quarter earnings announcement. CB Richard Ellis has benefited from strong sales and leasing revenues as well as cost reductions during the recent downturn, which resulted in significant operating leverage. We continue to have conviction in the company given the strength of its franchise, its service-oriented business model, and its strong management team.

St. Jude Medical Inc., a global medical device company, contributed to relative performance during the quarter. Shares were weak in January after an article in the Journal of the American Medical Association suggested that ICDs (implantable cardioverter-defibrillators) may be overused. While we believe this evidence could be a headwind for sales, we believe the stock price reaction overstated the impact to the company’s end markets and we added to the position. Subsequently, the market began to have a greater appreciation for the company’s product pipeline and revenue potential causing the shares to rebound, thereby contributing to relative performance.

Oil well services companies Schlumberger Ltd. and Halliburton Company contributed to relative performance during the period. Shares rose as international activity has recovered faster than the market expected. We believe growth in global demand for oil will continue to grow as supply growth becomes more challenging, leading to significant opportunities for energy services companies.

Occidental Petroleum Corp., the oil and gas exploration and production company, contributed to performance as it continued to benefit from rising oil prices. In addition, the company announced management changes and new corporate governance measures that we believe are positive for long-term shareholder value.

The Fund continues to hold each of the securities noted above as “top performers.”

3

Performance Summary and Commentary
Eagle Growth & Income Fund

Meet the managers  |  William V. Fries, CFA®, Managing Director, and Cliff Remily, CFA®, of Thornburg Investment Management, Inc. were Co-Portfolio Managers of the Eagle Growth & Income Fund (the “Fund”). Mr. Fries had served as Co-Portfolio Manager from 2001 to 2011. Mr. Remily was named Co-Portfolio Manager in January 2009. Eagle Asset Management took over the day-to-day responsibility of the Investment Portfolio effective June 1, 2011. The commentary that follows is as of May 15, 2011.

Investment highlights  |  Prior to June 1, 2011, the Fund invested primarily in domestic equity securities (primarily common stocks) and can invest up to 30% of its net assets in direct foreign securities including up to 10% of its net assets in emerging market securities, including China. The Fund could also invest in fixed income securities. The Fund’s portfolio managers looked for promising investments that can be purchased at a discount to their estimate of each investment’s intrinsic value. The managers sought investments that deliver a competitive total return over multiple time horizons. Holdings are classified in three categories: basic value, consistent earners and emerging franchises as a means of structuring diversification. Dividends and dividend growth are a consideration in stock selection and may include stocks outside the traditional dividend paying areas.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund as of May 15, 2011.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 11.88% (excluding front-end sales charges) during the six-month period ended April 30, 2011, underperforming its benchmark index, the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) which returned 16.36%. The S&P 500

Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  Returns in all sectors of the Fund were positive for the six-month period, with particular strength coming from the energy and consumer discretionary sectors. The Fund’s underperformance relative to the benchmark S&P 500 Index was due to both allocation and stock selection effects. Underweights in Industrials, Consumer Staples and Energy sectors as well as overweights in Health Care and Consumer Staples detracted from the relative performance, largely due to stock selection. Conversely, an underweight in Information Technology versus the S&P 500 aided performance. Stock selection was weakest in the Energy and Health Care sectors.

The small remaining exposure to fixed income securities (1.3% of the portfolio) was a net benefit to the fund for the six-month period, but did not help in overcoming the total shortfall against the benchmark. The Fund maintained a 70/30 split between U.S. and Non-U.S. companies, with nearly 2% in emerging markets. Those emerging market holdings produced better results than the rest of the portfolio’s developed market holdings, which is consistent with general market performance for the last six months. International exposure helped the portfolio, with developed countries in Europe, Asia and North America (Canada), by outperforming U.S.-based holdings. Cash levels remained low at less than 3% of total holdings.

The last six months have seen global stock markets in flux, though generally market returns have been positive. While there are some signs of economic recovery in the U.S., there are still headwinds: upward pricing pressure in commodities, particularly in oil and industrial materials, Federal fiscal policy moves, inflationary fears and lackluster job growth are still major concerns going into the second half of 2011 and 2012. However, strong corporate earnings and continued growth in emerging markets are helping to offset poor performance in many developed markets and valuations remain attractive. The

4

Performance Summary and Commentary
Eagle Growth & Income Fund (cont’d)

Energy, Industrials and Materials sectors led the benchmark S&P 500’s performance, while the Utilities and Information Technology sectors lagged the group.

Under performers  |  Google Inc. (Class A) fell on 1Q earnings results as revenues were solid but operating expenses disappointed. Clearly returns were not as strong as the previous quarter and this set of results did not provide a hoped-for catalyst for Google shares.

Teva Pharmaceuticals Industries Ltd. is a global pharmaceutical company. Along with general pricing pressure due to Middle East tensions that were rampant in the first quarter of 2011, competition to Capaxone, one of Teva’s key drugs (42% of profits in 2010), pushed the Teva stock price lower. Its announcement that it would acquire Cephalon was met with market indifference, as this leader in generic pharmaceuticals has been the victim of negative market sentiment, although we believe the negativity is unwarranted.

Lorillard Inc. was sold in February after news that the FDA and other organizations will potentially pressure the government to either place onerous restrictions on Menthol products or possibly ban menthol cigarettes outright. We believe this risk outweighed the positive factors for owning Lorillard.

AllianceBernstein Holding LP has seen its market share, and subsequently its stock price, deteriorate due to continuing outflow problems. Concerns that it might not be able to turn itself around, despite a low valuation relative to its peers, resulted in the stock being sold in February.

Information technology vendor, Dell Inc, underperformed during the period. Due to a fundamental deterioration in the investment thesis, as well as perceived pricing pressures and disappointing PC sales, Dell was sold.

Top performers  |  Baidu Inc./China ADR is the leading online search provider in China. With Google leaving the Chinese market and no other real competition, Baidu continues to benefit from surging Chinese economic growth, which translated into strong first quarter earnings.

Canadian Oil Sands Ltd. benefited from rising oil prices, which was reflected in their fourth quarter 2010 and first quarter 2011 earnings. The positive results led the company to increase its 2011 guidance and dividend 50%. Also, as improved technology allows better and cleaner production capacity, consumer sentiment appears to be shifting in this stock’s favor.

Lower-than-expected loan loss provisions contributed to SVB Financial Group’s first quarter 2011 earnings beating estimates soundly, boosting share price. While loan demand remains lackluster, SVB Financial Group has posted three sequential positive quarters, and management states that the pipeline for new loans remains strong.

ConocoPhillips, the third largest integrated energy company in the U.S., profited from rising oil prices, which boosted the company’s first quarter earnings and stock price. The company also announced plans to sell between $5 to 10 billion of non-core assets over the next two years, using the proceeds to buy back stock and invest in growing its business.

Ensco PLC ADR, a global provider of offshore drilling services, benefited from rising oil prices. First quarter earnings were positive and the company continues to invest in its future with its proposed acquisition of Pride International Inc. Ensco also benefited from the U.S. government’s decision to end the moratorium on offshore drilling permits in the Gulf of Mexico.

5

Performance Summary and Commentary
Eagle International Equity Fund

Meet the managers  |  Richard C. Pell is Chief Executive Officer at Artio Global Investors Inc. and Chief Investment Officer at its affiliate, Artio Global Management LLC (“Artio Global”). Rudolph-Riad Younes, CFA®, is Head of International Equities at Artio Global. Messrs. Pell and Younes have managed the Eagle International Equity Fund (the “Fund”) since 2002.

Investment highlights  |  The Fund invests primarily in foreign equity securities. The Fund’s portfolio managers seek investment opportunities within the developed and emerging markets. In the developed markets, a “bottom-up” approach is adopted. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In the emerging markets, a “top-down” assessment consisting of currency/ interest rate risks, political environments/leadership assessment, growth rates, structural reforms and risk (liquidity) is applied. A top-down method of analysis emphasizes the significance of economy and market cycles. In Japan, given the highly segmented nature of this market comprised of both strong global competitors and protected domestic industries, a hybrid approach encompassing both bottom-up and top-down analyses is conducted.

This Morningstar Style Box™ shows the Fund’s current investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 10.20% (excluding front-end sales charges) during the six-month period ended April 30, 2011, underperforming its benchmark index, which returned 12.44%. The Fund’s benchmark index, the Morgan Stanley Capital International® All Country World Index ex-US (“MSCI® ACWI ex-US”), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  For the six months ended April 30, 2011, international equity markets marched higher. Continued accommodative monetary policies in the developed world, trumped by a second round of quantitative easing by the U.S. Federal Reserve, added to the belief that the economic recovery will remain on course. However, periods of optimism were tested by the deteriorated fiscal positions of Greece, Ireland, Portugal and other peripheral members of the Euro zone. In spite of this, the euro managed to advance by approximately 6% versus the U.S. dollar, adding allure to dollar-based investors venturing into Euro zone investments. Elsewhere, fears over mounting inflationary pressures in Asia led to increased volatility in the Indian and Chinese markets as those countries’ Central Banks responded by hiking interest rates, leading to concerns over prospective economic growth. Topping the news headlines was the turmoil which erupted in the Middle East and North Africa, as well as the tragic and devastating effects of the Japanese earthquake and tsunami. Amid all of these major events, equities were surprisingly resilient.

The Fund underperformed the benchmark during the review period due to positioning in emerging markets as well as stock selection in developed markets, primarily within financials. Within emerging markets, the Fund’s overweight to, and stock selection in, India had the largest negative impact as did the overweight to China amid fears of inflation in the region. Stock selection in Russia also detracted from the Fund’s performance. The Fund benefited, however, from stock selection in Taiwan. Within developed markets, positions held in the financial sector in Hong Kong underperformed as hikes in interest rates in the region led to concerns over economic growth prospects. Contributing to results was the Fund’s positioning within Europe, specifically in industrials and healthcare. The Fund’s underweight to Japan also had a positive impact on results as the country underperformed amid

6

Performance Summary and Commentary
Eagle International Equity Fund (cont’d)

the devastating effects of the earthquake, tsunami and nuclear reactor crisis. Another factor which had a negative impact on performance was cash and currency hedging. The decision to hedge a portion of the Fund’s exposure to the euro had a negative effect given the Euro’s strength during the review period.

Under performers  |  iShares MSCI India Index Fund, Larsen & Toubro Ltd GDR, India’s largest engineering company, and Hang Lung Properties Ltd., a real estate developer based in Hong Kong, underperformed amid concerns over mounting inflation and the effect that rising interest rates may have on economic growth in the Asian region. The Fund sold its position in iShares MSCI India Index Fund, but continues to hold Larsen & Toubro Ltd GDR and Hang Lung Properties Ltd.

Lloyds Banking Group PLC Britain underperformed amid concerns that rising funding costs may squeeze profit margins in 2011. As of the end of the period, the Fund continues to hold this position.

Hypermarcas SA, Brazil’s fourth-largest consumer goods company, also underperformed amid concerns over the dilutive effects of an announced acquisition by the company. Although it underperformed, the Fund continues to hold this position.

Top performers  |  HTC Corp., the Taiwanese Smartphone manufacturer, benefited from continued strong demand for Android-based phones.

BG Group PLC, the British oil and gas company, outperformed given its fast growing production profile amid a strong backdrop for energy. The company is active not only in the North Sea but also in Brazil and Australia.

Xstrata PLC, a global diversified mining group with operations in 19 countries, operates a world-wide portfolio of metals and mining businesses with the aim of delivering industry-leading returns. The stock has been a beneficiary of the ongoing strong demand for metals.

Fraport AG, the German owner and operator of Frankfurt Airport, is one of the leading companies in the airport business worldwide. The stock outperformed amid improved passenger figures and cargo volumes.

Baidu Inc./China ADR, a Chinese internet search engine company, outperformed on positive growth expectations for the company given its exposure to the growing Chinese consumer segment.

The Fund continues to hold each of the securities noted above as “top performers.”

7

Performance Summary and Commentary
Eagle Investment Grade Bond Fund

Meet the managers  |  James C. Camp, CFA®, a Managing Director at Eagle Asset Management (“Eagle”) and Joseph Jackson, CFA®, are Co-Portfolio Managers of the Eagle Investment Grade Bond Fund (the “Fund”) and have been jointly responsible for the day-to-day management of the Fund’s investment portfolio since the Fund’s inception.

Investment highlights  |  The Fund invests primarily in investment grade fixed income securities. Investment grade is defined as securities rated [BBB-] or better by Standard & Poor’s Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality by the Fund’s Portfolio Manager. The average portfolio duration of the Fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. The Fund expects to invest in a variety of fixed income securities including, but not limited to corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper; bank certificates of deposit; debt securities issued by states or local governments and their agencies; obligations of non-U.S. Governments and their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities (such as the European Union); obligations issued or guaranteed by the U.S. Government and its agencies; mortgage-backed securities and asset-backed securities; commercial real estate securities; and floating rate instruments.

This Morningstar Style Box™ shows the duration and credit quality of bonds held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned -1.03% (excluding front-end sales charges) during the six-month period ended April 30, 2011, underperforming its benchmark index, which returned -0.47%. The Fund’s benchmark index, the Barclays Intermediate Government/Credit Bond Index, includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250 million or more of outstanding face value. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  Diverse global macroevents impacted the fixed income market over the last six months. The initiation of the Federal Reserve’s second round of quantitative easing provided additional liquidity to the market for risk assets and most definitely had the effect of driving prices higher. In addition, the extension of jobless benefits and payroll tax holiday provided a measure of stimulus to American consumers in the first half of 2011. Somewhat offsetting these factors were a slew of geo-political events that wreaked havoc on markets for brief periods. The most notable negative events were the earthquake, ensuing tsunami and partial nuclear meltdown in Japan. The earthquake and tsunami put pressure on tech companies with large manufacturing centers within Japan, and the meltdown called the future of nuclear power generation into question, affecting utility companies around the globe. Tensions in the Middle East erupted in Egypt, Libya, and elsewhere, helping to send oil prices to multi-year highs. The extended period of zero percent interest rates in the U.S. was blamed, in part, for escalating commodity prices and inflation at the producer level.

The Fund underperformed the Barclays Intermediate Government/Credit Index during the six-month period ended April 30, 2011. The largest contributor to Fund performance was a significant underweight in Treasuries. Riskier assets outperformed Treasuries by a large margin during the period. The positioning of the Fund in the corporate sector was the largest detractor from relative performance mainly due to being underweight in Financial Institutions and higher risk issuers. Other sector allocation returns were negligible with respect to relative performance.

8

Performance Summary and Commentary
Eagle Investment Grade Bond Fund (cont’d)

Under performers  |  Exelon Generation Comp. LLC 5.20% 10/01/19 bonds declined on the news of a possible nuclear meltdown in Japan. Nuclear power is a key component of Excelon operations. The Fund continues to own this security.

eBay Inc. 1.63% 10/15/15 underperformed higher beta securities during the quarter as investors sought high-yielding investments. The Fund sold this security.

Both General Mills Inc. 5.65% 02/15/19 and PepsiCo Inc. 7.90% 11/01/18, and consumer products companies in general, were hurt by rising inflation and tightening margins due to the recent run-up in commodity prices. The Fund sold both of these securities.

Verizon Communications Inc. 6.35% 04/01/19 spreads widened due to the announcement of ATT’s agreement to purchase T-Mobile (a merger of Verizon’s two largest rivals). The Fund continues to own this security.

Top performers  |  Both CR Bard Inc. 4.40% 01/15/21 and Merck & Co., Inc. 2.25% 01/15/16 are issues that have benefited from outperformance in the healthcare and pharmaceutical industries.

Willis Group Holdings PLC 4.13% 03/15/16 (BBB-,Baa3) was an example of a lower-rated issue performing well. Generally speaking, risk rallied throughout the period; high-yield outperformed investment grade, Commercial Mortgage-Backed Securities outperformed Residential Mortgage-Backed Securities, and financials outperformed industrials and utilities.

PNC Funding Corp. 4.38% 08/11/20 and CME Group Index Services LLC 144A 4.40% 03/15/18 are good examples of high-grade financials that outperformed high-grade industrials and utilities during the period.

The Fund continues to hold each of the securities noted above as “top performers.”

9

Performance Summary and Commentary
Eagle Large Cap Core Fund

Meet the managers  |  Richard Skeppstrom, John “Jay” Jordan, CFA®, Craig Dauer, CFA®, and Robert Marshall at Eagle Asset Management, Inc. (“Eagle”) have been Co-Portfolio Managers of the Eagle Large Cap Core Fund (the “Fund”) since inception. Mr. Skeppstrom is a Managing Director at Eagle.

Investment highlights  |  The Fund invests primarily in common stocks. When identifying investments for the Fund, the portfolio managers use a “bottom-up” research process that is combined with a proprietary relative-valuation discipline. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In general, the portfolio managers seek to select securities that, at the time of purchase, have above-average expected returns and at least one of the following characteristics: projected earnings growth rate at or above the benchmark index, above-average earnings quality and stability, or a price-to-earnings ratio comparable to the benchmark index.

This Morningstar Style Box™ shows the Fund’s current investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 16.95% (excluding front-end sales charges) during the six-month period ended April 30, 2011, outperforming its benchmark index, the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), which returned 16.36%. The S&P 500 Index is an unmanaged index of 500 U.S stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  In recording the strongest first quarter in years for major indices—thirteen years for the S&P 500 and twelve years for the Dow Jones Industrials—investor sentiment was tested in volatile trading during mid-February through mid-March 2011 as turmoil swept through the Middle East, raising crude oil prices and fears of potential supply disruptions. Additionally, Japan experienced a devastating earthquake/tsunami with severe damage to nuclear power plants and the prospect of supply chain disruptions. But strong corporate earnings, the prospect of further Fed accommodation, and sufficient economic data to support continued growth carried the equity market higher through April 2011 along with crude oil, gold, and other commodity prices, while the dollar fell to its lowest level since mid-2008. S&P 500 performance during the reporting period was led by energy, industrials, and materials sectors. Below-average-performing sectors included utilities, information technology, consumer staples, telecommunication services, financials, and health care. The consumer discretionary sector matched the index performance.

The Fund outperformed its S&P 500 benchmark during the period, led by outperformance in overweighted healthcare, low allocation to the weak-performing utilities sector, stock selection in underweighted telecommunication services, and low allocation to the underperforming consumer staples sector. The Fund underperformed its benchmark in the following sectors: market-weighted energy; and market-weighted consumer discretionary.

Top performers  |  St. Jude Medical Inc. reported it has seen market share gains at a premium price in Europe for its new quadripolar CRT-D (ICD + cardiac resynchronization, for heart failure patients) leads. These new leads allow surgeons to get accurate electrical placement and secure physical placement in the heart, rather than having to tradeoff between the two. Having this temporary technology advantage may allow St. Jude to gain access to hospitals where it has previously been excluded.

Exxon Mobil Corp. remained a strong holding while the energy sector benefited from the increasing intensity of internal conflicts in the Middle East which, in turn, has sharply boosted oil prices on supply concerns. While we believe oil prices

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Performance Summary and Commentary
Eagle Large Cap Core Fund (cont’d)

remain below most theoretical estimates of demand destruction levels, rising energy prices bear attention as to their potential impact on global economic growth.

Tyco International Ltd., a leading provider of electronic security products and services, was a top performer as Schneider National Inc. held exploratory discussions with bankers regarding a potential acquisition of Tyco. While we believe the magnitude and complexity of the transaction makes a deal unlikely, we think Schneider’s interest highlights the strong free cash flow yield at Tyco as well as the improving business trends and operating leverage at Tyco’s subsidiary, ADT Security Services Inc.

UnitedHealth Group Inc., a provider of health services and benefits, investors are becoming increasingly comfortable that managed care companies can successfully navigate U.S. healthcare reform, reflected in rising earnings estimate revisions.

Management at EMC Corporation, a provider of storage hardware solutions, presented a very upbeat strategy during the company’s analyst day in February regarding the tenor of current business and the 3-5 year outlook for its cloud computing endeavors.

The Fund continues to hold each of the securities noted above as “top performers.”

Under performers  |  Cisco Systems Inc. issued disappointing guidance for fiscal third quarter earnings as weakness in government and consumer divisions carried over from last quarter’s disappointment. The company’s explanation for near-term margin pressure highlights the meaningful product transition across Cisco’s router and switch product lines with an expectation that margins will rebound as the transition matures. The rationale for owning Cisco is based in what we believe is broad, leading exposure to the strongest trends in technology spending (data growth, “the cloud”, data center development, and wireless).

Google Inc. (Class A) reported very strong revenue growth of 27% in the first quarter but expenses grew even faster, reducing earnings growth to the high teens. The market would rather not see explosive expense growth because of fears that many initiatives could be wasteful. However, considering Google’s high profitability and growth orientation, we believe strong spending growth is likely a sign of confidence, and the stock is still held.

EOG Resources Inc. was sold in December. While EOG remains in the top tier of exploration and production companies as it relates to future production growth, our thesis for owning it was based in a belief that modestly higher natural gas prices would support a level of cash flows capable of funding the meaningful capital program required to drive strong, oil-based production. Nevertheless, due to the persistently high levels of natural gas production and the resultant pressure on natural gas prices, EOG was forced to lower production growth rates while increasing debt and selling assets, and its qualitative characteristics were in decline while the valuation remained average versus its peer group.

The Goldman Sachs Group Inc. beat consensus first quarter earnings estimates, but revenue dropped 7% as the company is operating using low leverage, high capital and near-record liquidity due to its unwillingness to take big risks while waiting for yet-unwritten rules affecting areas such as derivatives and proprietary trading. We expect that cash should be put to work when the firm sees better market opportunities. The Fund continues to hold this stock.

Hewlett-Packard was sold in April. With higher energy costs and continued economic uncertainty weighing on the consumer, PC sales for the market have been weak. In addition, the Japanese earthquake created supply chain problems, causing concern regarding pricey acquisitions by new management to meet top-line growth expectations.

11

Performance Summary and Commentary
Eagle Mid Cap Growth Fund

Meet the managers  |  Bert L. Boksen, CFA®, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), is the Portfolio Manager of the Eagle Mid Cap Growth Fund (the “Fund”), and has managed the Fund since its inception. Eric Mintz, CFA®, has been Co-Portfolio Manager since 2011, and Christopher Sassouni, DMD, has served as Assistant Portfolio Manager of the Fund since 2006. Mr. Mintz served as Assistant Portfolio Manager from 2008 through 2011.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization companies. The Fund’s portfolio managers seek to capture the significant long-term capital appreciation potential of mid-cap, rapidly growing companies. The portfolio managers use a “bottom-up” investment approach through a proprietary research strategy that emphasizes the selection of mid-cap growth stocks that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Fund’s portfolio managers believe that conducting extensive research on mid-cap companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s current investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 21.91% (excluding front-end sales charges) during the six-month period ended April 30, 2011, underperforming its benchmark index, which returned 22.62%. The Fund’s benchmark index, the Russell Midcap® Growth Index, measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  On an absolute basis, the consumer discretionary, information technology and industrials sectors led the Fund’s returns during the reporting period, while all sectors except telecommunication services posted gains. In consumer discretionary, the Fund’s holdings in the hotels, restaurants and leisure and textiles apparel and luxury goods industries performed well. In information technology, stocks in the software and semiconductors and semiconductor equipment industries posted strong gains. In industrials, the Fund’s investments in the machinery industry had strong performance. In addition, the Fund’s holdings in the metals and mining industry, which is part of the materials sector, contributed to overall absolute performance. On an absolute basis, the telecommunications services, consumer staples and financials sectors lagged. In telecommunications, the Fund’s wireless telecommunication services holdings posted negative returns. In consumer staples, the Fund’s single holding in the food products industry traded down. In financials, holdings in the diversified financial services and real estate management and development industries lagged.

The Fund slightly underperformed its benchmark index for the reporting period. Relative to the benchmark, the Fund underperformed most significantly in telecommunication services and information technology. The Fund’s holdings in the telecommunication services sector, one of the smallest sectors in the portfolio, posted slightly negative returns. Despite solid absolute returns, the Fund lagged in information technology due to its holdings in the internet software and services and electronic equipment and instruments industries. Relative to the benchmark, stocks in the consumer discretionary sector outperformed due to an overweight position in the hotels, restaurants and leisure industry. In materials, the Fund outperformed the benchmark due to strong returns in the chemicals and metals and mining industries. The Fund also benefited from a lack of exposure to the airlines industry, as higher fuel costs hurt the benchmark constituents

12

Performance Summary and Commentary
Eagle Mid Cap Growth Fund (cont’d)

of this group. The airlines industry is a component of the industrials sector.

Under performers  |  Akamai Technologies Inc. provides technologies that improve the delivery of content over the internet. Shares of the stock pulled back when the company lowered first quarter earnings expectations. The Fund continues to hold its shares of the stock.

Shares of Thoratec Corp, the pioneer in left-ventricular-assist devices, traded down when a competitor released clinical data for its product that suggested a slightly better adverse event profile than Thoratec’s device. The Fund sold its shares.

Dean Foods Co. is the largest processor and distributor of milk in the U.S. We had expected the company would be able to improve profitability, however, this turnaround has yet to materialize. The company’s cost structure is highly sensitive to dairy prices, and milk prices have remained extremely competitive. The Fund sold the stock.

Chip designer NVIDIA Corp produces a processor that goes in tablet PCs. The stock traded down somewhat on speculation that there could be a supply glut of the processors. However, we believe the stock is attractively valued and continue to hold its shares in the Fund.

Dolby Laboratories Inc. (Class A) develops audio and surround-sound technologies. The stock traded down after the company revised its full year guidance to reflect slower growth in the PC market. The Fund sold the stock.

Top performers  |  ARM Holdings PLC ADR, a beneficiary of smartphone and tablet adoption, announced that a future version of the Windows operating system will run on ARM-based processors. This will enable the company to expand its addressable market to include Windows-based tablets and potentially servers, notebooks, and desktop PCs.

Chicago Bridge & Iron Co, N.V. is an engineering and construction firm with significant exposure to liquefied natural gas. Increase in the stock price is correlated to the rising price of oil. In addition, we believe the recent nuclear power issues in Japan may cause that country’s government to increase use of natural gas in power generation, which could ultimately benefit the company.

Continental Resources Inc. is an oil and gas producer and the largest acreage owner in the Bakken Shale. This stock also has benefited from rising oil prices.

Polycom Inc. is a supplier of voice and video communications equipment targeted to business users. The stock traded up after the company reported better-than-expected earnings growth.

Shares of metallurgical coal producer Walter Energy, Inc. traded up during the period. Similar to Chicago Bridge & Iron Co, N.V., the increase was correlated to the rising price of oil.

The Fund continues to hold each of the securities noted above as “top performers.”

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Performance Summary and Commentary
Eagle Mid Cap Stock Fund

Meet the managers  |  Todd L. McCallister, Ph.D., CFA®, is a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”) and Co-Portfolio Manager of the Eagle Mid Cap Stock Fund (the “Fund”). Mr. McCallister has 23 years of investment experience and has managed the Fund since its inception. Stacey Serafini Thomas, CFA®, served as Assistant Portfolio Manager to the Fund from 2000 to 2005, before being named Co-Portfolio Manager.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization companies. The portfolio managers of the Fund employ a “bottom-up” stock-selection process to identify growing, mid-cap companies that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers seek to gain a comprehensive understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

This Morningstar Style Box™ shows the Fund’s current investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 15.92% (excluding front-end sales charges) during the six-month period ended April 30 2011, underperforming its benchmark index, the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) which returned 23.25%. The S&P MidCap 400, is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  Widespread market risk dominated returns until late in 2010 and stocks mostly traded together leaving company specific risk small. In early 2011, many were surprised that the stock market continued to produce strong returns in spite of headline news that was difficult to overlook: select European bond yields are at all-time highs; Japan, the world’s third-largest economy, suffered dual disasters; state and local cutbacks here in the United States; oil prices are at several-year highs; housing prices have fallen to a new post-bubble low; and developed nations have high debt burdens.

The Fund underperformed its benchmark index, the S&P Mid Cap 400, during this time period. On an absolute basis, energy and industrials contributed the most to the Fund while telecommunication services had negative performance. Information technology and consumer discretionary did not perform well on a relative basis. In technology, our electronic equipment holdings were up but not as much as the industry was in the benchmark. In consumer discretionary, our conservative overweight in media outperformed the index, yet it hurt on a relative basis. Furthermore, the underweight in specialty retailers hurt the Fund and our holdings were not up as much as those of the index, yet speciality retail is a cyclical industry that, by its nature, often does not meet our investment criterion. The Fund’s holdings in the utilities and financials sectors performed well. We remained underweight the index in utilities, a sector that lagged the broader index. In financials, the Fund performed well in real estate investment trusts and consumer finance.

Under performers  |  Dolby Laboratories Inc. (Class A), an innovator of audio, imaging, and voice technologies, traded lower, in spite of beating earnings, as it decreased its 2011 revenue guidance based on weakness in personal computer sales. We will continue to monitor the holding because—while it has a strong business model with cash generation, high margins and no debt—new devices, such as tablets, might begin to cannibalize existing sales.

Marvell Technology Group Ltd. traded lower after fourth quarter earnings were at the low end of guidance. We chose to sell the

14

Performance Summary and Commentary
Eagle Mid Cap Stock Fund (cont’d)

position as the communications component supplier gave estimates that the next quarter was also going to be challenging with higher research and development and new product costs.

Energizer Holdings, Inc. reported a weak first quarter and guided the rest of the year’s earnings lower. The company had less battery growth than expected and invested more than expected in its Schick Hydro launch. We chose to sell the holding as visibility on future earnings decreased and we were left with a lower upside.

We sold our holdings in DreamWorks Animation SKG, Inc. (Class A) because 2011 is proving to be more difficult than we expected for movie revenues and DVD sales. We continue to believe there is considerable franchise value in the holding but other media names are more compelling to us right now.

Lorillard, Inc. traded lower as increased business risks surrounded the potential menthol regulation from the Tobacco Products Scientific Advisory Committee (“Committee”). The Fund sold Lorillard as the Committee was considering recommending a full ban on menthol cigarettes that would severely impair sales. We still view Lorillard as one of the best domestic tobacco companies but the company is very dependent on its line of menthol cigarettes (e.g., Newport).

Top performers  |  National Oilwell Varco Inc., a worldwide leader in providing major mechanical components for land and offshore drilling rigs, saw an uptick in inbound orders as there has been a large change in the sentiment for contract drillers, causing them to increase their orders for rigs. New orders for capital equipment jumped to $2 billion during this period and it was the first time orders exceeded deliveries since 2008. With the potential for a new offshore rig construction cycle beginning to unfold, we continue to hold National Oilwell Varco as we believe they stand to benefit the most from this situation.

St. Jude Medical Inc. traded higher as investors began to assign a higher value to its Quadra pacemaker. The Quadra uses four electronic leads to attach to the heart, thereby making it more likely that the pacemaker attachment will be successful. We believe there is still more upside to this holding because St. Jude has the leading technology in a non-discretionary healthcare area. The Fund continues to hold this stock.

Solutia Inc. is a specialty chemicals manufacturer of niche films and fibers. Solutia held an investor day during which the company raised expectations going forward and set lofty long term targets while unveiling a path to get there. The company expects to maintain the highest profit margins in the industry and leading positions in the markets where it competes. We continue to hold this position in the Fund.

Check Point Software Technologies Ltd., a leader in network security software, continues to cross sell its products after it acquired Nokia’s appliances business. It has had success migrating users to newer versions of the platform and these newer versions have additional functionality and higher average selling prices. The Fund continues to hold this stock.

Agilent Technologies Inc., manufacturer of a wide range of analytical instrumentation relating to mass spectrometry, spectroscopy, chromatography, and biotechnology, continued to execute well throughout the holding period. After its investor day, the company took on a premium valuation which provided the Fund an opportunity to exit the position at a good value.

15

Performance Summary and Commentary
Eagle Small Cap Core Value Fund

Meet the managers  |  David M. Adams, CFA®, Lead Portfolio Manager, and John “Jack” McPherson, CFA®, Co-Portfolio Manager, are Managing Directors at Eagle Boston Investment Management, Inc. (“EBIM”) and have been responsible for the day-to-day management of the Eagle Small Cap Core Value Fund (the “Fund”) since its inception.

Investment highlights  |  The Fund invests primarily in equity securities of small-capitalization companies. Using a value approach to investing, the Fund’s portfolio managers seek to capture capital growth by selecting securities that the portfolio managers believe are selling at a discount relative to their underlying value and then hold them until their market value reflects their intrinsic value. To assess value, a “bottom-up” method of analysis is utilized. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. Other factors that the portfolio managers may look for when selecting investments include: management with demonstrated ability and commitment to the company, above-average potential for earnings and revenue growth, low debt levels relative to total capitalization and strong industry fundamentals.

This Morningstar Style Box™ shows the Fund’s current investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 24.18% (excluding front-end sales charges) during the six-month period ended April 30, 2011, outperforming both benchmark indices, the Russell 2000® Index and Russell 2500® Index, which returned 23.73% and 23.71% respectively. The Russell 2000® Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index, and the Russell 2500® Index is a market cap weighted index that includes the smallest 2,500 companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The Fund realized a strong absolute return during the period. The energy, health care, material, industrial, consumer discretionary and staples sectors realized the best returns for the Fund during the period. Telecommunications services, utilities, financials and information technology lagged the overall return for the Fund as well as the benchmark.

The Fund outperformed the benchmarks during the reporting period. The primary factor was stock selection, particularly in the industrial, health care and materials sectors of the market. Secondarily, the Fund’s fundamentally-oriented focus on higher quality companies with below average balance sheet leverage combined with our value oriented approach was rewarded more fittingly than in the more recent higher beta-oriented markets. We believe that higher quality stocks tend to outperform higher beta stocks over longer periods of time and we remain committed to focusing on the higher quality segment of the market. Performance also was negatively impacted by being overweight the underperforming telecom service sector and by slight underperformance in the financial and information technology sectors.

Top performers  |  Rosetta Resources Inc., an oil and gas exploration and production company, appreciated 92% as a result of strong exploration results in its Eagle Ford Shale play in south Texas. We believe that this emerging development opportunity has the potential to add significant shareholder value over a multi-year time horizon.

AMERIGROUP Corp, a provider of Medicaid managed care services to state governments, appreciated 64% on the heels of a strong fourth quarter earnings report which capped off a year of strong earnings reports. With a favorable long-term outlook driven by tight state budgets looking for cost savings

16

Performance Summary and Commentary
Eagle Small Cap Core Value Fund (cont’d)

opportunities, we believe the long-term potential remains solidly intact for AGP.

Bottomline Technologies Inc., a provider of accounts payable automation solutions for corporations, appreciated 54% due to strong fundamental results reported during the period. We continue to believe the company is in the early stages of building a valuable franchise that capitalizes on an emerging market opportunity.

Dresser-Rand Group Inc., a manufacturer of industrial compressors, appreciated 54% as strong near-term earnings results combined with a strong pipeline of new business opportunities drove the stock higher. Our long-term thesis remains intact for Dresser-Rand.

On Assignment Inc., a temporary staffing firm, appreciated 95% as the company grew revenue and earnings (primarily in information technology and life sciences), while the staffing industry overall was negative during the period.

The Fund continues to hold each of the securities noted above as “top performers.”

Under performers  |  Net 1 UEPS Tech. Inc., a provider of transaction processing services to governmental agencies serving poor and unbanked populations globally, dropped 32%. The drop appears to be in reaction to the ongoing delay of the long anticipated contract renewal with their largest client. We view the uncertainty as being discounted in the share price and therefore continue to hold the position.

Crude Carriers Corp, an owner and operator of crude tank carriers, fell 26% as pricing for their services has remained weak throughout the past six months. We believe softness in day rates is unsustainable in the long-term, coupled with low valuations on the vessels. The Fund sold the stock.

Assured Guaranty Ltd., a provider of financial guaranty insurance, dropped 22% following the announcement by Standard and Poor’s that they were proposing a change to the credit rating criteria for bond insurers. The effect of this change would create a need to raise additional capital by Assured. With the stock selling at a significant discount to book value, we think this issue is discounted in the stock and that considerable upside exists if the rating agencies ease their initial proposal, which is a distinct possibility. We continue to own the stock.

LECG Corp., a provider of consulting services to large corporations, fell 85%. While the company was in the midst of negotiating a new line of credit to replace an existing line that was due to mature at the end of March 2011, the company announced it had been approached with an unsolicited offer from a competitor to buy a portion of the business. This had the effect of limiting the company’s re-financing options, which led to the decision to sell these businesses and liquidate the remaining pieces of the business. As a result of this announcement, we eliminated the position from the portfolio.

SWS Group Inc., a boutique investment bank and brokerage firm, dropped 11% during the quarter. Weak trading volumes at the brokerage business plus poor performance of the company’s loan portfolio continue to pressure results. A proposed convertible bond issuance contributed to the fall as investors viewed the offering as unnecessarily dilutive to existing shareholders. We continue to hold the position as we believe the share price overly discounts the weak fundamentals and we believe the troubled loan portfolio has been fully reflected on the balance sheet.

17

Performance Summary and Commentary
Eagle Small Cap Growth Fund

Meet the managers  |  Bert L. Boksen, CFA®, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), has been responsible for the management of the Eagle Small Cap Growth Fund (the “Fund”) since 1995. Eric Mintz, CFA®, has been Co-Portfolio Manager since 2011, and previously served as Assistant Portfolio Manager from 2008 through 2011.

Investment highlights  |  The Fund invests primarily in stocks of small-capitalization companies. Using a “bottom-up” approach, the Fund’s portfolio managers seek to capture the significant long-term capital appreciation potential of small, rapidly growing companies. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers also look for small-cap growth companies that are reasonably priced. Since small-cap companies often have narrower markets than large-cap companies, the portfolio managers believe that conducting extensive proprietary research on small-cap growth companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s current investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 27.05% (excluding front-end sales charges) during the six-month period ended April 30, 2011, slightly underperforming its benchmark index, the Russell 2000® Growth Index, which returned 27.07%. The Fund’s benchmark index, the Russell 2000® Growth Index, is an unmanaged index comprised of Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged index comprised of the

2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  On an absolute basis, the energy, consumer discretionary and information technology sectors led the Fund’s returns during the reporting period, while all three sectors posted gains. In energy, the Fund’s investments in the energy equipment and services industry had strong performance. In consumer discretionary, the Fund’s holdings in the specialty retail and hotels, restaurants and leisure industries performed well. In information technology, the stocks in the semiconductors and semiconductor equipment and software industries posted strong gains. In addition, the Fund’s holdings in the chemicals industry, which is part of the materials sector, contributed to overall absolute performance. On an absolute basis, the industrials and health care sectors lagged. In industrials, the Fund’s airlines holdings posted negative returns, while holdings in the commercial services & supplies industry lagged. In health care, the Fund’s holdings in the health care technology industry lagged the index returns for the group.

The Fund performed comparably with its benchmark index for the reporting period. Relative to the benchmark, stocks in the energy sector outperformed due to an overweight posture and strong stock selection in the energy equipment and services industry. In the consumer discretionary sector, the Fund outperformed the benchmark due to strong returns and an overweight position in the specialty retail and auto components industries. The Fund underperformed most significantly in industrials and, to a lesser extent, in the health care and information technology sectors. Information technology was a relative laggard due to underperformance of the Fund’s holdings in the internet software and services and communications equipment industries.

18

Performance Summary and Commentary
Eagle Small Cap Growth Fund (cont’d)

Under performers  |  Dean Foods Co. is the largest processor and distributor of milk in the U.S. We expected the company to be able to improve profitability, however, a turnaround has yet to materialize. The company’s cost structure is highly sensitive to dairy prices, and milk prices have remained extremely competitive. The Fund sold the stock.

Shares of Thoratec Corp., the pioneer in left-ventricular-assist devices (LVADs), traded down when a competitor released clinical data for its product that suggested a slightly better adverse event profile than Thoratec’s device. We believe the resulting downward movement in the value of Thoratec’s shares was an overreaction as we expect the LVAD market will grow to be large enough to support more than one competitor. We believe that Thoratec will likely remain the leader in a market that could reach $3 to $5 billion over the next 5 to 10 years. The Fund continues to hold shares of Thoratec.

Shares of low-cost airline JetBlue Airways Corp. dipped slightly during the period due to short-term concerns over rising fuel costs. The Fund continues to own shares.

MedAssets Inc. provides software solutions that help hospitals and health systems improve their operating margins by lowering supply costs and increasing revenue capture. The company’s consulting services division has grown so quickly that they did not have the infrastructure in place to deliver on targets that would have earned them certain bonuses. Management has taken actions to slow the growth of this business until it has the proper infrastructure in place. We believe the stock is oversold at current levels and continue to hold shares in the Fund.

James River Coal Co. mines, processes, and sells coal to electric utility companies and industrial customers. The stock dipped slightly during the period on no significant news. The negative impact on the Fund was minimal. The Fund continues to hold its shares.

Top performers  |  Shares in oil equipment manufacturer Lufkin Industries, Inc. benefited from strong oil prices and an increase in the number of active drilling rigs.

Shares in chemical producer Huntsman Corporation appreciated as the economic outlook improved for this highly cyclical industry.

TIBCO Software, Inc., a provider of enterprise middleware software, has delivered solid execution as demand for its middleware, business process management, and predictive analytics software has remained robust.

OYO Geospace Corp. makes seismic equipment used by oil companies. During the period, the company announced strong earnings and several substantial new contracts for its newest wireless technology.

Informatica Corp. sells enterprise data integration software. Shares of the stock traded up after the company’s management raised earnings guidance for 2011.

The Fund continues to hold each of the securities noted above as “top performers.”

19

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE CAPITAL APPRECIATION FUND
Common stocks—97.8%	Shares	Value
Apparel—2.8%
Nike, Inc., Class B	227,671	$18,741,877

Banks—1.7%
Northern Trust Corporation	235,402	11,767,746

Beverages—3.5%
PepsiCo, Inc.	346,664	23,881,683

Biotechnology—1.5%
Gilead Sciences, Inc.*	258,912	10,056,142

Chemicals—2.9%
Praxair, Inc.	184,916	19,678,761

Commercial services—2.9%
Mastercard, Inc., Class A	71,137	19,625,987

Computers—9.2%
Apple, Inc.*	127,541	44,413,602
NetApp, Inc.*	337,068	17,520,795

Cosmetics/personal care—3.7%
Avon Products, Inc.	561,425	16,494,666
The Procter & Gamble Company	137,368	8,915,183

Diversified financial services—6.0%
American Express Company	211,133	10,362,408
CME Group, Inc.	65,694	19,430,314
The Charles Schwab Corporation	582,633	10,668,010

Electrical components & equipment—0.7%
Emerson Electric Company	75,175	4,567,633

Electronics—3.1%
Thermo Fisher Scientific, Inc.*	353,013	21,177,250

Healthcare products—5.6%
Johnson & Johnson	194,239	12,765,387
St. Jude Medical, Inc.	465,809	24,892,833

Internet—5.4%
Equinix, Inc.*	136,007	13,690,465
Google, Inc., Class A*	42,523	23,136,764

Oil & gas—4.5%
Devon Energy Corporation	88,098	8,016,918
Occidental Petroleum Corporation	105,835	12,095,882
Southwestern Energy Company*	231,209	10,140,827

Oil & gas services—8.1%
Halliburton Company	303,357	15,313,461
Schlumberger Ltd.	438,451	39,350,977

Pharmaceuticals—1.6%
Teva Pharmaceutical Industries Ltd., Sponsored ADR	242,220	11,076,721

Real estate—3.0%
CB Richard Ellis Group, Inc., Class A*	745,519	19,912,812

Retail—11.8%
Costco Wholesale Corporation	326,142	26,391,411
Lowe’s Companies, Inc.	1,024,992	26,906,040
Staples, Inc.	1,233,380	26,073,653

Semiconductors—3.2%
Xilinx, Inc.	625,845	21,816,957

Software—3.8%
Oracle Corporation	710,414	25,610,425

Common stocks—97.8%	Shares	Value
Telecommunications—12.8%
American Tower Corporation, Class A*	573,342	$29,991,520
Crown Castle International Corporation*	436,082	18,690,475
QUALCOMM, Inc.	667,380	37,933,879
Total common stocks (cost $475,986,238)		661,109,464

Total investment portfolio (cost $475,986,238) 97.8%		661,109,464

Other assets in excess of liabilities 2.2%		15,179,669

Net assets 100.0%		$676,289,133

* Non-income producing security ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	18.9%
Communications	18.2%
Technology	16.2%
Consumer, cyclical	14.5%
Energy	12.6%
Financial	10.7%
Industrial	3.8%
Basic materials	2.9%

EAGLE GROWTH & INCOME FUND
Common stocks—93.5%	Shares	Value
Domestic—60.9%
Aerospace/defense—1.7%
Lockheed Martin Corporation	56,100	$4,445,925

Agriculture—2.4%
Philip Morris International, Inc.	90,540	6,287,098

Banks—10.7%
BancorpSouth, Inc.	229,900	3,115,145
Bank of America Corporation	247,500	3,039,300
Fifth Third Bancorp	323,571	4,293,787
JPMorgan Chase & Company	117,942	5,381,693
SVB Financial Group*	80,800	4,883,552
U.S. Bancorp	262,200	6,770,004

Beverages—2.8%
The Coca-Cola Company	106,680	7,196,633

Biotechnology—1.7%
Gilead Sciences, Inc.*	112,482	4,368,801

Commercial services—1.9%
Paychex, Inc.	150,500	4,922,855

Computers—1.6%
Apple, Inc.*	11,735	4,086,479

Diversified financial services—0.7%
Och-Ziff Capital Management Group LLC, Class A	114,900	1,846,443

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE GROWTH & INCOME FUND (cont’d)
Common stocks—93.5%	Shares	Value
Electric—1.6%
Entergy Corporation	59,600	$4,155,312

Food—4.1%
Kraft Foods, Inc., Class A	136,510	4,584,006
Sysco Corporation	209,220	6,048,550

Healthcare products—1.7%
Varian Medical Systems, Inc.*	62,288	4,372,618

Household products/wares—1.6%
Kimberly-Clark Corporation	61,090	4,035,605

Insurance—2.0%
Hartford Financial Services Group, Inc.	179,500	5,200,115

Internet—1.8%
Google, Inc., Class A*	8,700	4,733,670

Iron/steel—1.6%
United States Steel Corporation	88,200	4,208,022

Media—3.0%
Comcast Corporation, Class A	319,600	7,846,180

Oil & gas—1.9%
ConocoPhillips	63,200	4,988,376

Pharmaceuticals—4.2%
Cardinal Health, Inc.	109,080	4,765,705
Pfizer, Inc.	301,100	6,311,056

Retail—4.4%
McDonald’s Corporation	78,700	6,162,997
The Gap, Inc.	221,300	5,143,012

Savings & loans—0.7%
Capitol Federal Financial, Inc.	157,500	1,782,900

Semiconductors—2.5%
Intel Corporation	275,390	6,386,294

Software—4.7%
Fiserv, Inc.*	86,650	5,312,512
Microsoft Corporation	258,180	6,717,844

Telecommunications—1.7%
Verizon Communications, Inc.	114,600	4,329,588
Total domestic common stocks (cost $134,523,986)		157,722,077

Foreign—32.6%
Beverages—2.3%
Foster’s Group Ltd.	965,000	5,952,480

Cosmetics/personal care—1.4%
Natura Cosmeticos SA	130,200	3,653,909

Diversified financial services—1.8%
Hong Kong Exchanges and Clearing Ltd.	203,300	4,643,825

Electric—2.8%
Enel SpA	656,500	4,681,013
GDF Suez	63,800	2,610,490

Food—2.1%
Nestle SA	85,700	5,320,335

Insurance—1.0%
Allianz SE	17,100	2,692,331

Internet—1.2%
Baidu, Inc./China, Sponsored ADR*	21,030	3,123,376

Common stocks—93.5%	Shares	Value
Media—1.0%
Pearson PLC	133,254	$2,551,322

Oil & gas—9.3%
Canadian Oil Sands Ltd.	148,900	5,136,708
ENI SpA	127,700	3,418,627
Ensco PLC, Sponsored ADR	99,120	5,909,534
Royal Dutch Shell PLC, Sponsored ADR	62,300	4,827,004
Seadrill Ltd.	133,900	4,752,839

Pharmaceuticals—3.5%
Novartis AG	74,800	4,440,439
Teva Pharmaceutical Industries Ltd., Sponsored ADR	103,210	4,719,793

Telecommunications—6.2%
Amdocs Ltd.*	126,200	3,880,650
Telefonica SA	142,400	3,832,267
Telstra Corporation Ltd.	1,559,000	4,979,384
Vodafone Group PLC	1,143,635	3,278,025
Total foreign common stocks (cost $67,922,787)		84,404,351

Total common stocks (cost $202,446,773)		242,126,428

Investment companies—2.8%
Solar Capital Ltd.	117,200	2,974,536
Apollo Investment Corporation	357,000	4,230,450
Total investment companies (cost $6,244,040)		7,204,986

Preferred stocks—1.2%
Banks—1.2%
Bank of America Corporation, FRN, 3.00%, Series H	60,000	1,041,000
Fifth Third Bancorp, 8.50%, Series G (convertible)	14,200	2,044,232
Total preferred stocks (cost $1,958,343)		3,085,232

Total investment portfolio (cost $210,649,156) 97.5%		252,416,646

Other assets in excess of liabilities 2.5%		6,400,766

Net assets 100.0%		$258,817,412

* Non-income producing security

ADR—American depository receipt FRN—Floating rate notes reset their interest rates on a semiannual or quarterly basis.

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	29.8%
Financial	20.8%
Communications	14.9%
Energy	11.2%
Technology	8.7%
Consumer, cyclical	4.4%
Utilities	4.4%
Industrial	1.7%
Basic materials	1.6%

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE INTERNATIONAL EQUITY FUND
Common stocks—98.0%	Shares	Value
Australia—2.4%
Asciano Ltd.	91,736	$166,287
MAp Group	172,920	559,136
Newcrest Mining Ltd.	23,947	1,094,088

Austria—1.1%
Erste Group Bank AG	16,948	856,498

Brazil—2.0%
Diagnosticos da America SA	20,901	280,593
Embraer SA, Sponsored ADR	8,861	287,805
Hypermarcas SA*	58,089	778,730
Petroleo Brasileiro SA, Sponsored ADR	5,160	192,623

Britain—11.9%
AMEC PLC	8,374	168,192
ARM Holdings PLC	29,375	306,556
Barclays PLC	43,924	207,987
BG Group PLC	61,667	1,586,457
BHP Billiton PLC	35,016	1,473,805
Burberry Group PLC	9,959	215,424
Cairn Energy PLC*	41,844	315,852
Compass Group PLC	35,888	350,382
Diageo PLC	12,963	263,731
Hikma Pharmaceuticals PLC	23,362	306,523
HSBC Holdings PLC	39,662	432,334
Lloyds Banking Group PLC*	872,773	863,768
Premier Oil PLC*	7,111	237,557
Reckitt Benckiser Group PLC	4,730	262,621
Rio Tinto PLC	15,207	1,109,803
Rolls-Royce Group PLC	17,295	185,321
Rolls-Royce Group PLC, Class C*(a)	1,660,320	2,773
Smith & Nephew PLC	20,029	221,838
Vodafone Group PLC	211,313	605,691

Canada—6.2%
Barrick Gold Corporation	17,835	910,836
Cenovus Energy, Inc.	9,476	364,357
Goldcorp, Inc.	6,620	370,059
Ivanhoe Mines Ltd./CA*	25,394	665,883
Pan American Silver Corporation	4,821	173,906
Potash Corporation of Saskatchewan, Inc.	16,220	916,302
Silver Wheaton Corporation	2,949	119,998
Suncor Energy, Inc.	26,874	1,238,678

China—6.2%
Anhui Conch Cement Company Ltd., Class H	45,000	213,342
Baidu, Inc./China, Sponsored ADR*	7,339	1,089,988
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd., Class H*	152,000	403,180
China National Building Material Company Ltd., Class H	136,000	287,637
China Yurun Food Group Ltd.	148,000	544,573
Ctrip.com International Ltd., Sponsored ADR*	16,077	783,272
Dongfeng Motor Group Company Ltd., Class H	168,000	263,469
Golden Eagle Retail Group Ltd.	120,000	315,894
Intime Department Store Group Co. Ltd.	132,000	206,957
Lianhua Supermarket Holdings Company Ltd., Class H	38,000	155,216
Tingyi Cayman Islands Holding Corporation	58,000	154,118
Wumart Stores, Inc., Class H*	104,000	239,126
Zhuzhou CSR Times Electric Company Ltd., Class H	19,000	75,229

Czech—0.8%
Komercni Banka AS	2,198	579,658

Common stocks—98.0%	Shares	Value
Denmark—2.0%
Carlsberg AS, Class B	4,866	$577,917
Novo Nordisk AS, Class B	7,608	964,486

Finland—1.2%
Fortum Oyj	5,955	205,159
Stora Enso Oyj, Class R	27,185	327,556
UPM-Kymmene Oyj	18,203	373,146

France—6.2%
Aeroports de Paris	2,532	242,871
BNP Paribas	8,640	683,751
CFAO SA	5,761	231,668
Cie Generale d’Optique Essilor International SA	10,829	906,545
Danone	4,670	342,079
Eutelsat Communications	4,644	200,490
Iliad SA	864	111,066
LVMH Moet Hennessy Louis Vuitton SA	4,332	777,982
PPR	2,481	443,724
Schneider Electric SA	2,708	478,507
Technip SA	2,536	286,072

Germany—7.0%
Allianz SE	2,864	450,926
Bayerische Motoren Werke AG	842	79,405
Bilfinger Berger SE*	1,618	155,844
Brenntag AG*	1,373	168,519
Daimler AG	10,372	801,768
Fraport AG	18,861	1,509,380
Fresenius SE	8,557	898,094
HeidelbergCement AG	5,098	389,853
Henkel AG & Co. KGaA	356	20,211
MAN SE*	4,957	690,815
Siemens AG	1,278	185,922

Greece—0.5%
Coca Cola Hellenic Bottling Company SA	13,229	367,452

Hong Kong—5.7%
Belle International Holdings Ltd.	328,000	641,440
China Merchants Holdings International Company Ltd.	58,970	272,427
China Resources Enterprise Ltd.	168,000	678,634
Geely Automobile Holdings Ltd.	590,000	236,979
Hang Lung Properties Ltd.	361,000	1,608,318
Li & Fung Ltd.	156,000	797,451
The United Laboratories International Holdings Ltd.	74,000	124,949

India—3.8%
Axis Bank Ltd., Sponsored GDR	17,800	528,482
Dr Reddy’s Laboratories Ltd., Sponsored ADR	11,584	454,556
HDFC Bank Ltd., Sponsored ADR	3,190	548,999
Larsen & Toubro Ltd., Sponsored GDR	29,728	1,109,152
Mahindra & Mahindra Ltd., Sponsored GDR	8,991	159,071
State Bank of India, Sponsored GDR	887	121,519

Ireland—1.5%
CRH PLC	24,351	595,474
Shire PLC	11,046	342,080
WPP PLC	18,418	240,425

Israel—0.3%
Teva Pharmaceutical Industries Ltd., Sponsored ADR	5,004	228,833

Italy—2.0%
Buzzi Unicem SpA	11,527	178,751
Enel SpA	29,598	211,041

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—98.0%	Shares	Value
Italy (cont’d)
Fiat Industrial SpA*	37,447	$556,310
Saipem SpA	10,368	589,648

Japan—8.1%
Aisin Seiki Company Ltd.	3,601	127,488
Asahi Glass Company Ltd.	20,000	254,542
Canon, Inc.	3,873	182,810
Daikin Industries Ltd.	990	31,559
Denso Corporation	3,811	127,627
Fanuc Ltd.	2,800	468,280
Honda Motor Company Ltd.	11,690	448,489
Isuzu Motors Ltd.	71,000	305,794
ITOCHU Corporation	24,700	257,541
KDDI Corporation	34	227,925
Komatsu Ltd.	22,200	783,236
Mitsubishi Corporation	11,300	305,311
Mitsubishi Electric Corporation	20,000	222,866
Mitsui & Company Ltd.	4,400	78,346
Nidec Corporation	500	43,676
Nissan Motor Company Ltd.	25,000	240,974
Nitto Denko Corporation	1,300	69,688
SMC Corporation	1,300	238,043
Softbank Corporation	8,400	354,227
Suzuki Motor Corporation	16,600	395,532
Toyota Motor Corporation	13,441	535,221
Unicharm Corporation	12,316	490,566

Luxembourg—0.7%
L’Occitane International SA*	133,514	319,763
SES SA FDR	7,381	193,831

Macau—1.2%
Sands China Ltd.*	139,200	392,657
Wynn Macau Ltd.	136,400	488,502

Mexico—0.7%
Fomento Economico Mexicano, SAB de CV, Sponsored ADR	1,908	120,013
Genomma Lab Internacional SAB de CV, Class B*	58,406	146,120
Grupo Financiero Banorte, SAB de CV, Class O	47,105	235,286

Netherlands—3.1%
ASML Holding NV	1,503	62,233
Heineken NV	3,320	198,737
ING Groep NV*	57,158	753,470
Koninklijke Philips Electronics NV	5,899	174,921
Royal Dutch Shell PLC, Class A	31,212	1,214,704

Norway—0.4%
Marine Harvest ASA	249,947	330,144

Portugal—0.2%
Jeronimo Martins SGPS SA	7,659	125,693

Russian Federation—8.8%
Gazprom OAO, Sponsored ADR	60,184	1,021,056
IDGC Holding JSC*	1,509,475	226,421
Magnit OJSC, Sponsored GDR	7,387	206,836
NovaTek OAO, Sponsored GDR	2,409	338,464
O’Key Group S.A., Sponsored GDR*	18,312	192,276
Pharmstandard OJSC, Sponsored GDR*	6,574	169,281
Rosneft Oil Company, Sponsored GDR	102,355	919,915
Sberbank	549,490	2,008,386
VTB Bank OJSC, Sponsored GDR	176,959	1,144,925
X5 Retail Group NV, Sponsored GDR*	13,428	475,037

Common stocks—98.0%	Shares	Value
South Africa—0.7%
Shoprite Holdings Ltd.	36,388	$573,672

South Korea—2.1%
Celltrion, Inc.	17,617	604,393
Hyundai Motor Company	2,267	525,031
Samsung Electronics Co. Ltd.	566	473,232

Sweden—1.7%
Atlas Copco AB, Class A	12,926	380,164
Elekta AB, Class B	7,603	346,526
Volvo AB, Class B	31,161	611,622

Switzerland—5.1%
Dufry Group*	3,458	452,139
Flughafen Zuerich AG	395	174,207
Nobel Biocare Holding AG*	13,129	291,570
Novartis AG	1,165	69,159
Swiss Reinsurance Company Ltd.*	3,958	235,878
Syngenta AG	2,281	807,184
The Swatch Group AG	1,066	524,373
UBS AG*	15,458	308,981
Xstrata PLC	42,002	1,067,455

Taiwan—3.6%
HTC Corporation	60,800	2,772,266

United Arab Emirates—0.8%
Dragon Oil PLC	64,772	601,547
Total common stocks (cost $56,025,309)		74,967,611

Preferred stocks—1.1%
Germany—1.1%
Henkel AG & Co. KGaA	2,715	184,900
Volkswagen AG*	3,432	676,080
Total preferred stocks (cost $488,366)		860,980

Investment companies—0.4%
United States—0.4%
Market Vectors—Gold Miners ETF	4,327	268,966
Total investment companies (cost $197,832)		268,966

Total investment portfolio (cost $56,711,507) 99.5%		76,097,557

Other assets in excess of liabilities 0.5%		370,394

Total net assets 100.0%		$76,467,951

* Non-income producing security

(a) Restricted security deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities. At April 30, 2011, this security aggregated $2,773 or 0.0% of the net assets of the Fund.

ADR—American depository receipt ETF—Exchange-traded fund FDR—Fiduciary depository receipt GDR—Global depository receipt

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	17.1%
Consumer, cyclical	15.7%
Financial	15.1%
Industrial	13.7%
Basic materials	12.6%
Energy	11.9%
Communications	8.6%
Diversified	2.3%
Technology	1.3%
Utilities	0.8%
Funds	0.4%

Forward foreign currency contracts outstanding
Contract to deliver		Counterparty	In exchange for		Delivery date	Unrealized appreciation (depreciation)
EUR	128,548	Credit Suisse First Boston	USD	190,293	06/15/11	$(121)
JPY	66,296,000	JPMorgan Chase	USD	810,465	06/15/11	7,008
USD	1,604,302	Credit Suisse First Boston	EUR	1,151,469	06/15/11	(99,166)
USD	848,346	Deutsche Bank AG	EUR	608,779	06/15/11	(52,274)
Net unrealized depreciation						$(144,553)

EUR—Euro Dollar JPY—Japan Yen USD—United States Dollar

Industry allocation
Industry	Value	Percent of net assets
Banks	$8,520,574	11.2%
Oil & gas	8,031,211	10.5%
Mining	6,985,833	9.1%
Auto manufacturers	5,835,745	7.6%
Telecommunications	4,354,430	5.7%
Engineering & construction	3,750,590	4.9%
Pharmaceuticals	3,584,717	4.7%
Food	3,099,643	4.1%
Retail	3,055,321	4.0%
Healthcare products	2,664,574	3.5%
Internet	1,984,326	2.6%
Chemicals	1,961,692	2.6%
Building materials	1,951,158	2.5%

Industry allocation (cont’d)
Industry	Value	Percent of net assets
Holding companies-diversified	$1,729,042	2.3%
Real estate	1,608,318	2.1%
Machinery-construction & mining	1,566,581	2.0%
Beverages	1,527,850	1.9%
Insurance	1,440,275	1.9%
Distribution/wholesale	1,438,648	1.9%
Machinery-diversified	1,159,094	1.5%
Oil & gas services	1,043,913	1.4%
Lodging	881,158	1.2%
Semiconductors	842,021	1.1%
Electrical components & equipment	820,278	1.1%
Cosmetics/personal care	810,329	1.1%
Forest products & paper	700,702	0.9%
Electric	642,622	0.8%
Biotechnology	604,393	0.8%
Aerospace/defense	475,900	0.6%
Household products/wares	467,732	0.6%
Food service	350,382	0.5%
Healthcare services	280,593	0.4%
Equity fund	268,966	0.4%
Auto parts & equipment	255,115	0.3%
Media	240,425	0.3%
Hand/machine tools	238,043	0.3%
Apparel	215,423	0.3%
Miscellaneous manufacturer	185,922	0.2%
Office/business equipment	182,810	0.2%
Electronics	174,921	0.2%
Transportation	166,287	0.2%
Total investment portfolio	$76,097,557	99.5%

EAGLE INVESTMENT GRADE BOND FUND
Corporate bonds—47.0%	Principal amount (in thousands)	Value
Aerospace/defense—1.1%
United Technologies Corporation, 5.38%, 12/15/17	$1,000	$1,140,042

Auto parts & equipment—0.3%
Johnson Controls, Inc., FRN, 0.68%, 02/04/14	250	250,272

Banks—5.3%
Bank of Montreal, 2.13%, 06/28/13	1,000	1,021,435
Credit Suisse, FRN, 1.24%, 01/14/14	500	505,216
Northern Trust Corporation, 3.45%, 11/04/20	1,000	968,425
PNC Funding Corporation, 4.38%, 08/11/20	1,000	1,009,219
Royal Bank of Canada, 2.88%, 04/19/16	1,000	1,009,222
The Goldman Sachs Group, Inc., 6.00%, 05/01/14	750	828,764

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
Corporate bonds—47.0%	Principal amount (in thousands)	Value
Beverages—2.7%
Anheuser-Busch InBev Worldwide, Inc., FRN, 1.04%, 03/26/13	$2,000	$2,018,144
Dr Pepper Snapple Group, Inc., 2.90%, 01/15/16	750	753,589

Biotechnology—1.5%
Celgene Corporation, 2.45%, 10/15/15	1,000	981,752
Gilead Sciences, Inc., 4.50%, 04/01/21	500	501,966

Chemicals—0.5%
Potash Corp of Saskatchewan, Inc., 3.25%, 12/01/17	500	498,964

Computers—1.5%
Hewlett-Packard Company, FRN, 0.43%, 09/13/12	1,500	1,502,577

Diversified financial services—2.3%
BlackRock, Inc., Series 2, 5.00%, 12/10/19	1,000	1,063,197
CME Group Index Services LLC, 144A, 4.40%, 03/15/18	1,000	1,037,913
Jefferies Group, Inc., 5.13%, 04/13/18	250	251,576

Electric—5.1%
Exelon Generation Company LLC, 5.20%, 10/01/19	495	515,601
Georgia Power Company, FRN, 0.63%, 03/15/13	2,000	2,004,768
NextEra Energy Capital, Inc., 2.55%, 11/15/13	1,000	1,021,638
PSEG Power LLC, 2.50%, 04/15/13	1,000	1,017,704
Virginia Electric and Power Company, 5.40%, 01/15/16	500	560,685

Food—0.5%
Hormel Foods Corporation, 4.13%, 04/15/21	500	505,074

Forest products & paper—1.0%
Plum Creek Timberlands LP, 4.70%, 03/15/21	1,000	981,382

Gas—0.7%
Sempra Energy, 9.80%, 02/15/19	550	735,344

Healthcare products—2.8%
CR Bard, Inc., 4.40%, 01/15/21	750	769,862
Baxter International, Inc., 5.38%, 06/01/18	1,000	1,125,975
Becton, Dickinson and Company, 3.25%, 11/12/20	1,000	942,604

Insurance—3.5%
AON Corporation, 3.50%, 09/30/15	500	509,591
Berkshire Hathaway, Inc., FRN, 0.74%, 02/11/13	2,000	2,010,212
Willis Group Holdings PLC, 4.13%, 03/15/16	1,000	1,014,493

Internet—0.5%
Symantec Corporation, 2.75%, 09/15/15	500	492,095

Media—0.5%
News America, Inc., 144A, 4.50%, 02/15/21	500	497,930

Mining—1.5%
Gold Fields Orogen Holding BVI Ltd., 144A, 4.88%, 10/07/20	750	724,027
Newmont Mining Corporation, 5.13%, 10/01/19	750	811,945

Oil & gas—2.5%
Noble Holding International Ltd., 3.45%, 08/01/15	250	257,916
Occidental Petroleum Corporation, 4.10%, 02/01/21	250	253,032
Shell International Finance BV, FRN, 0.66%, 06/22/12	2,000	2,008,432

Pharmaceuticals—3.9%
Allergan, Inc./United States, 3.38%, 09/15/20	750	710,848
Express Scripts, Inc., 6.25%, 06/15/14	1,000	1,121,315
McKesson Corporation, 5.70%, 03/01/17	1,000	1,122,296
Merck & Company, Inc., 2.25%, 01/15/16	1,000	995,300

Corporate bonds—47.0%	Principal amount (in thousands)	Value
Retail—2.4%
McDonald’s Corporation, 5.80%, 10/15/17	$1,000	$1,160,021
Staples, Inc., 9.75%, 01/15/14	1,000	1,202,521
Wal-Mart Stores, Inc. Pass Through Trusts, Series C, 8.88%, 06/29/11	28	28,065

Semiconductors—1.0%
Broadcom Corporation, 144A, 1.50%, 11/01/13	1,000	997,205

Software—2.8%
Adobe Systems, Inc., 3.25%, 02/01/15	500	517,344
Fiserv, Inc., 3.13%, 10/01/15	500	503,172
Microsoft Corporation, 2.95%, 06/01/14	1,000	1,048,953
Oracle Corporation, 144A, 3.88%, 07/15/20	750	742,810

Telecommunications—1.6%
AT&T Corporation, 7.30%, 11/15/11	751	777,896
Verizon Communications, Inc., 6.35%, 04/01/19	750	867,515

Transportation—1.5%
Norfolk Southern Corporation, 5.90%, 06/15/19	600	684,152
Union Pacific Corporation, 5.70%, 08/15/18	750	851,180
Total corporate bonds (cost $47,218,026)		47,433,176

U.S. Treasuries—19.8%
U.S. Treasury Note, 4.25%, 11/15/14	1,000	1,103,750
U.S. Treasury Note, 4.50%, 02/15/16	2,250	2,525,098
U.S. Treasury Note, 4.75%, 08/15/17	2,750	3,122,108
U.S. Treasury Note, 2.13%, 05/31/15	4,250	4,345,285
U.S. Treasury Note, 2.38%, 07/31/17	2,000	1,991,250
U.S. Treasury Note, 0.75%, 08/15/13	2,750	2,751,719
U.S. Treasury Note, 1.25%, 08/31/15	4,250	4,173,963
Total U.S. Treasuries (cost $19,788,262)		20,013,173

Mortgage-backed obligations—15.9%
Commercial mortgage-backed obligations—4.4%
Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-C5, Class A3, FRN, 5.10%, 08/15/38	429	446,054
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2002-C3, Class A2, 4.99%, 07/12/35	480	502,137
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2003-PM1A, Class A4, FRN, 5.33%, 08/12/40	230	245,491
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A5, 6.13%, 12/15/30	489	494,986
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A2, FRN, 4.06%, 09/15/27	29	28,769
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A3, FRN, 6.72%, 11/15/26	234	256,172
Morgan Stanley Capital I, 144A, Series 2011-C1, Class A2, 3.88%, 09/15/47	1,000	1,030,978
Morgan Stanley Capital I, Series 2003-T11, Class A4, 5.15%, 06/13/41	385	409,363
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A3, 4.44%, 11/15/34	462	468,280
Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A3, FRN, 4.96%, 08/15/35	536	538,449

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
Mortgage-backed obligations—15.9%	Principal amount (in thousands)	Value
Covered bonds—7.9%
Bank of Montreal, 144A, 2.63%, 01/25/16	$1,000	$1,008,412
Bank of Nova Scotia, 144A, 1.45%, 07/26/13	1,000	1,006,509
DnB NOR Boligkreditt, 144A, 2.10%, 10/14/15	1,000	975,509
Nordea Eiendomskreditt AS, 144A, 1.88%, 04/07/14	1,000	1,008,322
Sparebank 1 Boligkreditt AS, 144A, 1.25%, 10/25/13	1,000	995,806
Stadshypotek AB, 144A, 1.45%, 09/30/13	1,000	1,002,048
Swedbank Hypotek AB, 144A, 2.95%, 03/28/16	1,000	1,004,149
The Toronto-Dominion Bank, 144A, 2.20%, 07/29/15	1,000	1,001,395

Federal Agency Mortgage-backed Obligations—3.6%
Fannie Mae, REMICs, Series 2006-B1, Class AB, 6.00%, 06/25/16	241	245,579
Fannie Mae, REMICs, Series 2006-63, Class AB, 6.50%, 10/25/33	94	95,816
Fannie Mae, REMICs, Series 2007-11, Class AB, 5.69%, 01/25/32	378	399,007
Fannie Mae, REMICs, Series 2007-118, Class AB, 5.00%, 04/25/35	549	578,268
Freddie Mac, REMICs, Series 2628, Class AB, 4.50%, 06/15/18	267	284,779
Freddie Mac, REMICs, Series 2885, Class LC, 4.50%, 04/15/34	469	498,421
Freddie Mac, REMICs, Series 3114, Class GC, 5.00%, 01/15/34	261	271,867
Freddie Mac, REMICs, Series 3456, Class CG, 5.00%, 01/15/35	407	426,705
Freddie Mac, REMICs, Series R005, Class AB, 5.50%, 12/15/18	93	96,870
Freddie Mac, REMICs, Series R006, Class AK, 5.75%, 12/15/18	232	241,869
Ginnie Mae, REMICs, Series 2004-86, Class PK, 4.00%, 09/20/34	518	542,500
Total mortgage-backed obligations (cost $16,030,913)		16,104,510

U.S. Government agency securities—6.6%
Fixed rate U.S. Government agency securities—3.5%
Private Export Funding Corporation, 2.25%, 12/15/17	1,000	965,889
Tennessee Valley Authority, 5.50%, 07/18/17	2,250	2,606,942

Government-backed corporate bonds—3.1%
John Deere Capital Corporation, FDIC, 2.88%, 06/19/12	3,000	3,086,706
Total U.S. Government agency securities (cost $6,697,784)		6,659,537

Foreign government securities—4.6%
Egypt Government AID Bonds, 4.45%, 09/15/15	2,000	2,201,100
Kreditanstalt fuer Wiederaufbau, 2.75%, 09/08/20	1,000	945,463
Landwirtschaftliche Rentenbank, 144A, FRN, 0.40%, 01/28/14	500	499,365
Province of Ontario, Canada, 2.70%, 06/16/15	1,000	1,033,331
Total foreign government securities (cost $4,756,470)		4,679,259

Supranational banks—4.1%	Principal amount (in thousands)	Value
European Investment Bank, 2.25%, 03/15/16	$1,000	$1,007,583
Inter-American Development Bank, 2.25%, 07/15/15	1,000	1,019,878
International Bank for Reconstruction & Development, 2.38%, 05/26/15	1,000	1,031,428
Nordic Investment Bank, 2.50%, 07/15/15	1,000	1,026,732
Total supranational banks (cost $4,009,070)		4,085,621

Total investment portfolio (cost $98,500,525) 98.0%		98,975,276

Other assets in excess of liabilities 2.0%		2,069,855

Total net assets 100.0%		$101,045,131

144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At April 30, 2011, these securities aggregated $13,532,378 or 13.4% of the net assets of the Fund.

FDIC—Federal Deposit Insurance Corporation

FRN—Floating rate notes reset their interest rates on a semiannual or quarterly basis.

REMIC—Real estate mortgage investment conduit

Standard & Poor’s bond ratings
Bond rating	Percent of net assets
AAA	42.0%
AA	10.9%
A	20.7%
BBB	16.3%
Not rated	8.1%

EAGLE LARGE CAP CORE FUND
Common stocks—90.6%	Shares	Value
Advertising—2.1%
Omnicom Group, Inc.	69,035	$3,395,832

Aerospace/defense—3.3%
The Boeing Company	30,420	2,426,908
United Technologies Corporation	31,980	2,864,768

Banks—8.5%
JPMorgan Chase & Company	143,350	6,541,061
The Goldman Sachs Group, Inc.	19,546	2,951,641
Wells Fargo & Company	142,905	4,159,965

Beverages—3.7%
PepsiCo, Inc.	41,015	2,825,523
The Coca-Cola Company	45,825	3,091,354

Computers—6.7%
Apple, Inc.*	13,951	4,858,157
EMC Corporation*	208,505	5,909,032

Diversified financial services—4.3%
CME Group, Inc.	12,950	3,830,222
Invesco Ltd.	123,680	3,075,922

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE LARGE CAP CORE FUND (cont’d)
Common stocks—90.6%	Shares	Value
Electric—1.5%
Dominion Resources, Inc.	53,570	$2,486,719

Healthcare products—7.7%
Johnson & Johnson	42,920	2,820,702
St. Jude Medical, Inc.	120,925	6,462,232
Zimmer Holdings, Inc.*	46,950	3,063,488

Healthcare services—3.0%
UnitedHealth Group, Inc.	96,400	4,745,772

Insurance—3.0%
MetLife, Inc.	103,460	4,840,893

Internet—1.8%
Google, Inc., Class A*	5,302	2,884,818

Miscellaneous manufacturer—2.3%
Tyco International Ltd.	75,116	3,661,154

Oil & gas—9.1%
Chevron Corporation	33,390	3,654,202
ConocoPhillips	44,955	3,548,298
Exxon Mobil Corporation	65,805	5,790,840
Valero Energy Corporation	56,950	1,611,685

Oil & gas services—2.7%
Schlumberger Ltd.	48,535	4,356,016

Pharmaceuticals—3.2%
Pfizer, Inc.	247,345	5,184,351

Retail—9.7%
Bed Bath & Beyond, Inc.*	64,080	3,596,170
Lowe’s Companies, Inc.	208,055	5,461,444
Staples, Inc.	179,335	3,791,142
Wal-Mart Stores, Inc.	49,200	2,705,016

Semiconductors—1.7%
Intel Corporation	118,055	2,737,695

Software—9.6%
Activision Blizzard, Inc.	296,755	3,380,039
Adobe Systems, Inc.*	118,555	3,977,520
Microsoft Corporation	105,620	2,748,232
Oracle Corporation	147,625	5,321,881

Telecommunications—4.2%
Cisco Systems, Inc.	68,470	1,202,333
QUALCOMM, Inc.	44,075	2,505,223
Sprint Nextel Corporation*	601,865	3,117,661

Transportation—2.5%
Union Pacific Corporation	39,480	4,084,996

Total common stocks (cost $114,134,654)		145,670,907

Investment companies—3.0% (a)
Materials Select Sector SPDR ETF	119,310	4,876,200
Total investment companies (cost $3,976,137)		4,876,200

Total investment portfolio (cost $118,110,791) 93.6%		150,547,107

Other assets in excess of liabilities 6.4%		10,285,444

Net assets 100.0%		$160,832,551

* Non-income producing security ETF—Exchange-traded fund SPDR—Standard & Poor’s depository receipt

Sector allocation
Sector	Percent of net assets
Technology	18.0%
Consumer, non-cyclical	17.5%
Financial	15.8%
Energy	11.8%
Consumer, cyclical	9.7%
Industrial	8.1%
Communications	8.1%
Funds	3.0%
Utilities	1.6%

EAGLE MID CAP GROWTH FUND
Common stocks—98.3%	Shares	Value
Advertising—0.9%
The Interpublic Group of Companies, Inc.	277,316	$3,258,463

Aerospace/defense—1.7%
BE Aerospace, Inc.*	82,972	3,201,889
Triumph Group, Inc.	34,778	2,995,081

Apparel—2.3%
Coach, Inc.	61,485	3,677,418
Deckers Outdoor Corporation*	54,260	4,604,504

Auto manufacturers—1.1%
Navistar International Corporation*	56,645	3,937,960

Auto parts & equipment—0.4%
WABCO Holdings, Inc.*	18,780	1,386,903

Biotechnology—1.0%
Illumina, Inc.*	48,965	3,475,536

Chemicals—2.2%
CF Industries Holdings, Inc.	26,005	3,681,008
Huntsman Corporation	200,016	4,170,334

Coal—1.5%
Walter Energy, Inc.	39,625	5,476,968

Commercial services—1.0%
Sotheby’s	68,610	3,466,177

Computers—2.1%
Riverbed Technology, Inc.*	90,085	3,165,587
SanDisk Corporation*	86,505	4,250,856

Cosmetics/personal care—1.0%
Avon Products, Inc.	123,645	3,632,690

Distribution/wholesale—1.5%
WESCO International, Inc.*	86,629	5,366,667

Diversified financial services—5.2%
Ameriprise Financial, Inc.	120,510	7,478,851
CME Group, Inc.	10,690	3,161,781
Legg Mason, Inc.	82,015	3,046,857
TD Ameritrade Holding Corporation	240,986	5,190,838

Electrical components & equipment—1.5%
GrafTech International Ltd.*	229,575	5,326,140

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE MID CAP GROWTH FUND (cont’d)
Common stocks—98.3%	Shares	Value
Electronics—2.2%
Gentex Corporation	247,561	$7,761,037

Engineering & construction—2.5%
Chicago Bridge & Iron Company NV	226,396	9,178,094

Entertainment—1.2%
Bally Technologies, Inc.*	108,724	4,239,149

Environmental control—1.2%
Waste Connections, Inc.	141,875	4,365,494

Healthcare products—2.4%
Intuitive Surgical, Inc.*	9,385	3,281,935
Patterson Companies, Inc.	152,205	5,283,036

Home furnishings—1.1%
Harman International Industries, Inc.	79,615	3,863,716

Household products/wares—1.4%
Church & Dwight Company, Inc.	60,865	5,020,145

Internet—3.0%
Akamai Technologies, Inc.*	102,005	3,513,052
F5 Networks, Inc.*	31,830	3,226,289
priceline.com, Inc.*	7,200	3,938,472

Leisure time—1.0%
Carnival Corporation	99,650	3,793,675

Lodging—2.4%
Starwood Hotels & Resorts Worldwide, Inc.	64,000	3,812,480
Wynn Resorts Ltd.	31,303	4,606,236

Machinery-diversified—3.4%
AGCO Corporation*	62,235	3,583,491
Cummins, Inc.	28,970	3,481,615
Flowserve Corporation	39,355	4,983,130

Media—0.6%
Sirius XM Radio, Inc.*	1,007,275	2,004,477

Mining—4.1%
Cameco Corporation	51,340	1,513,503
Freeport-McMoRan Copper & Gold, Inc.	117,785	6,481,709
Titanium Metals Corporation*	340,130	6,812,804

Miscellaneous manufacturer—1.5%
SPX Corporation	63,770	5,512,916

Oil & gas—5.5%
Continental Resources, Inc.*	95,345	6,548,295
Denbury Resources, Inc.*	146,520	3,306,956
Pioneer Natural Resources Company	55,795	5,703,923
Whiting Petroleum Corporation*	62,780	4,363,210

Oil & gas services—2.2%
Dresser-Rand Group, Inc.*	77,925	4,094,179
National Oilwell Varco, Inc.	53,245	4,083,359

Pharmaceuticals—8.1%
AmerisourceBergen Corporation	169,905	6,904,939
Express Scripts, Inc.*	59,375	3,368,937
Herbalife Ltd.	64,480	5,789,014
Mylan, Inc.*	376,640	9,385,869
SXC Health Solutions Corporation*	71,995	3,971,244

Common stocks—98.3%	Shares	Value
Real estate—1.5%
Jones Lang LaSalle, Inc.	51,405	$5,262,844

Retail—4.6%
CarMax, Inc.*	151,505	5,257,224
Chipotle Mexican Grill, Inc.*	12,015	3,205,482
Dollar Tree, Inc.*	66,930	3,848,475
GNC Holdings, Inc., Class A*	204,630	3,898,201

Semiconductors—5.8%
ARM Holdings PLC, Sponsored ADR	169,110	5,320,201
Linear Technology Corporation	109,185	3,799,638
NVIDIA Corporation*	220,571	4,411,420
NXP Semiconductor NV*	114,547	3,825,870
Rovi Corporation*	77,080	3,743,005

Software—14.5%
ANSYS, Inc.*	130,195	7,198,482
Autodesk, Inc.*	170,545	7,671,114
CA, Inc.	257,550	6,333,154
Cerner Corporation*	64,139	7,708,225
Citrix Systems, Inc.*	105,565	8,903,352
Concur Technologies, Inc.*	62,460	3,614,560
Informatica Corporation*	71,360	3,996,874
MSCI, Inc., Class A*	105,745	3,750,775
Red Hat, Inc.*	66,385	3,151,296

Telecommunications—2.9%
Polycom, Inc.*	76,268	4,563,114
SBA Communications Corporation, Class A*	152,600	5,894,938

Transportation—1.8%
Kansas City Southern*	110,370	6,413,601
Total common stocks (cost $269,902,772)		353,500,733

Total investment portfolio (cost $269,902,772) 98.3%		353,500,733

Other assets in excess of liabilities 1.7%		5,964,606

Net assets 100.0%		$359,465,339

* Non-income producing security ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Technology	22.5%
Industrial	15.8%
Consumer, cyclical	15.5%
Consumer, non-cyclical	14.9%
Energy	9.3%
Communications	7.3%
Financial	6.7%
Basic materials	6.3%

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE MID CAP STOCK FUND
Common stocks—98.4%	Shares	Value
Advertising—1.1%
The Interpublic Group of Companies, Inc.	1,369,738	$16,094,421

Aerospace/defense—4.3%
BE Aerospace, Inc.*	938,511	36,217,139
Rockwell Collins, Inc.	379,565	23,950,552

Auto parts & equipment—3.4%
Cooper Tire & Rubber Company	713,058	19,238,305
Lear Corporation	557,110	28,490,605

Banks—2.9%
CIT Group, Inc.*	476,215	20,220,089
Huntington Bancshares, Inc.	3,132,186	21,267,543

Biotechnology—1.3%
Bio-Rad Laboratories, Inc., Class A*	18,336	2,294,200
Life Technologies Corporation*	290,151	16,016,335

Chemicals—3.9%
Airgas, Inc.	308,651	21,435,812
Albemarle Corporation	208,212	14,689,357
Solutia, Inc.*	733,579	19,329,807

Coal—1.0%
Arch Coal, Inc.	407,295	13,970,218

Commercial services—4.9%
The Western Union Company	1,011,402	21,492,293
Total System Services, Inc.	913,549	17,220,399
Towers Watson & Company, Class A	273,763	15,703,046
United Rentals, Inc.*	542,288	15,954,113

Diversified financial services—5.5%
Ameriprise Financial, Inc.	269,063	16,698,050
Discover Financial Services	1,167,725	29,006,289
IntercontinentalExchange, Inc.*	139,645	16,806,276
SLM Corporation*	853,017	14,151,552

Electric—1.3%
ITC Holdings Corporation	264,605	18,768,433

Electrical components & equipment—1.1%
General Cable Corporation*	305,135	14,799,048

Electronics—5.3%
Amphenol Corporation, Class A	519,979	29,072,026
Avnet, Inc.*	845,615	30,712,737
Dolby Laboratories, Inc., Class A*	282,402	14,137,044

Engineering & construction—2.6%
Chicago Bridge & Iron Company NV	413,804	16,775,614
KBR, Inc.	499,469	19,164,626

Food—1.6%
TreeHouse Foods, Inc.*	374,334	22,710,844

Healthcare products—4.2%
Hospira, Inc.*	187,200	10,619,856
ResMed, Inc.*	407,411	12,992,337
St. Jude Medical, Inc.	665,776	35,579,069

Healthcare services—2.3%
Laboratory Corporation of America Holdings*	144,647	13,954,096
Mednax, Inc.*	253,945	18,009,779

Insurance—6.4%
Aflac, Inc.	259,264	14,568,044
Allied World Assurance Co. Holdings Ltd.	544,699	35,389,094
Reinsurance Group of America, Inc.	319,160	20,202,828

Common stocks—98.4%	Shares	Value
Willis Group Holdings PLC	520,885	$21,522,968

Internet—1.0%
Expedia, Inc.	542,315	13,574,144

Leisure time—1.9%
Royal Caribbean Cruises Ltd.*	651,692	25,950,375

Lodging—2.1%
Wyndham Worldwide Corporation	863,897	29,899,475

Machinery-diversified—1.0%
Rockwell Automation, Inc.	156,698	13,653,097

Media—2.9%
John Wiley & Sons, Inc., Class A	358,661	18,266,605
Liberty Media Corporation-Starz, Series A*	299,140	22,988,909

Miscellaneous manufacturer—2.2%
Dover Corporation	206,713	14,064,753
Harsco Corporation	474,428	16,889,637

Oil & gas—3.4%
Cimarex Energy Company	127,455	14,095,248
Nabors Industries Ltd.*	558,207	17,103,462
Whiting Petroleum Corporation*	236,270	16,420,765

Oil & gas services—3.4%
National Oilwell Varco, Inc.	215,841	16,552,846
Oil States International, Inc.*	373,568	31,009,880

Packaging & containers—2.0%
Crown Holdings, Inc.*	377,144	14,105,186
Rock-Tenn Company, Class A	193,461	13,362,351

Pharmaceuticals—3.2%
McKesson Corporation	312,689	25,956,314
Medicis Pharmaceutical Corporation, Class A	59,588	2,112,990
Mylan, Inc.*	602,425	15,012,431

Private equity—1.6%
Blackstone Group LP	1,173,318	22,222,643

Retail—6.2%
Guess?, Inc.	744,168	31,991,782
Kohl’s Corporation	461,940	24,348,857
Staples, Inc.	1,432,824	30,289,899

Semiconductors—4.2%
Avago Technologies Ltd.	322,894	10,804,033
Lam Research Corporation*	596,475	28,815,707
Varian Semiconductor Equipment Associates, Inc.*	432,290	18,125,920

Software—5.0%
Check Point Software Technologies Ltd.*	640,562	35,186,071
Progress Software Corporation*	488,429	14,481,920
Solera Holdings, Inc.	385,383	21,196,065

Telecommunications—3.3%
Crown Castle International Corporation*	484,495	20,765,456
Harris Corporation	488,051	25,930,150

Transportation—1.9%
JB Hunt Transport Services, Inc.	291,630	13,904,918
Tidewater, Inc.	219,765	13,078,215
Total common stocks (cost $1,210,419,215)		1,381,384,948

Total investment portfolio (cost $1,210,419,215) 98.4%		1,381,384,948

Other assets in excess of liabilities 1.6%		22,393,363

Net assets 100.0%		$1,403,778,311

* Non-income producing security

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE MID CAP STOCK FUND (cont’d)
Sector allocation
Sector	Percent of net assets
Industrial	20.2%
Consumer, non-cyclical	17.5%
Financial	16.5%
Consumer, cyclical	13.5%
Technology	9.2%
Communications	8.4%
Energy	7.8%
Basic materials	4.0%
Utilities	1.3%

EAGLE SMALL CAP CORE VALUE FUND
Common stocks—96.2%	Shares	Value
Aerospace/defense—1.9%
HEICO Corporation, Class A	23,239	$826,370
Orbital Sciences Corporation*	47,522	894,839

Apparel—0.7%
Carter’s, Inc.*	20,353	629,315

Banks—5.0%
Cardinal Financial Corporation	54,561	613,266
First Financial Bancorp	30,098	496,015
First Republic Bank*	2,425	76,024
Oriental Financial Group, Inc.	66,727	864,782
PrivateBancorp, Inc.	76,948	1,211,161
Signature Bank*	6,581	383,080
Texas Capital Bancshares, Inc.*	25,951	669,536

Biotechnology—2.3%
Charles River Laboratories International, Inc.*	16,730	705,839
Cubist Pharmaceuticals, Inc.*	39,057	1,322,079

Chemicals—4.0%
Albemarle Corporation	21,060	1,485,783
Arch Chemicals, Inc.	14,620	565,355
Kraton Performance Polymers, Inc.*	16,249	750,054
Westlake Chemical Corporation	11,077	727,205

Coal—1.9%
Alpha Natural Resources, Inc.*	19,037	1,107,382
Arch Coal, Inc.	16,345	560,633

Commercial services—7.3%
Chemed Corporation	19,325	1,345,600
Cross Country Healthcare, Inc.*	41,047	304,569
Euronet Worldwide, Inc.*	45,624	855,450
FTI Consulting, Inc.*	20,715	826,528
Gartner, Inc.*	15,505	665,320
Net 1 UEPS Technologies, Inc.*	83,221	697,392
On Assignment, Inc.*	91,170	1,000,135
Parexel International Corporation*	28,994	804,873

Computers—2.3%
Electronics for Imaging, Inc.*	51,535	925,569
NCR Corporation*	53,755	1,064,887

Distribution/wholesale—1.4%
Ingram Micro, Inc., Class A*	46,065	862,797
School Specialty, Inc.*	21,186	313,765

Common stocks—96.2%	Shares	Value
Diversified financial services—4.6%
Cohen & Steers, Inc.	29,695	$934,205
Investment Technology Group, Inc.*	51,555	882,106
MarketAxess Holdings, Inc.	43,036	1,047,927
SWS Group, Inc.	63,684	388,472
The NASDAQ OMX Group, Inc.*	29,375	796,062

Electric—1.9%
Allete, Inc.	41,619	1,685,153

Electrical components & equipment—1.0%
Belden, Inc.	23,420	890,663

Electronics—0.9%
FLIR Systems, Inc.	21,650	762,513

Engineering & construction—2.6%
Dycom Industries, Inc.*	67,343	1,000,717
URS Corporation*	30,138	1,348,675

Food—1.3%
Sara Lee Corporation	58,480	1,122,816

Gas—1.7%
AGL Resources, Inc.	35,050	1,454,925

Healthcare products—2.2%
Merit Medical Systems, Inc.*	82,938	1,934,114

Healthcare services—4.4%
AMERIGROUP Corporation*	26,348	1,799,568
Amsurg Corporation*	46,700	1,254,362
Mednax, Inc.*	12,150	861,678

Household products/wares—1.0%
Jarden Corporation	24,472	890,536

Insurance—3.7%
Allied World Assurance Co. Holdings Ltd.	9,235	599,998
American Equity Investment Life Holding Company	84,274	1,083,764
Assured Guaranty Ltd.	35,850	609,450
Platinum Underwriters Holdings Ltd.	11,420	431,790
Tower Group, Inc.	24,230	554,140

Internet—2.8%
1-800-Flowers.com, Inc., Class A*	134,310	449,938
DealerTrack Holdings, Inc.*	41,628	934,965
Equinix, Inc.*	10,661	1,073,136

Machinery-diversified—3.0%
AGCO Corporation*	14,360	826,849
Altra Holdings, Inc.*	28,538	724,580
IDEX Corporation	24,205	1,135,699

Media—1.2%
John Wiley & Sons, Inc., Class A	20,960	1,067,493

Metal fabricate/hardware—0.6%
Kaydon Corporation	13,190	510,453

Mining—2.3%
Gammon Gold, Inc.*	85,878	936,929
IAMGOLD Corporation	51,910	1,077,132

Miscellaneous manufacturer—5.2%
AptarGroup, Inc.	16,095	844,183
Barnes Group, Inc.	40,645	1,005,557
Harsco Corporation	46,480	1,654,688
Matthews International Corporation, Class A	26,910	1,080,167

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE SMALL CAP CORE VALUE FUND (cont’d)
Common stocks—96.2%	Shares	Value
Oil & gas—3.0%
Comstock Resources, Inc.*	22,270	$713,976
Range Resources Corporation	11,660	658,207
Rosetta Resources, Inc.*	29,440	1,352,179

Oil & gas services—3.2%
Dresser-Rand Group, Inc.*	31,176	1,637,987
Oceaneering International, Inc.*	13,186	1,152,720

Packaging & containers—0.5%
Silgan Holdings, Inc.	10,031	460,022

Pharmaceuticals—1.7%
Herbalife Ltd.	16,966	1,523,207

Real estate investment trusts—2.6%
BioMed Realty Trust, Inc.	27,095	537,565
Campus Crest Communities, Inc.	44,069	520,896
Government Properties Income Trust	25,588	701,623
Healthcare Realty Trust, Inc.	23,815	543,935

Retail—4.1%
AerCap Holdings NV*	43,003	615,803
AFC Enterprises, Inc.*	84,180	1,267,751
Nu Skin Enterprises, Inc., Class A	22,985	737,589
Stage Stores, Inc.	52,596	1,012,999

Savings & loans—3.7%
BankUnited, Inc.	48,500	1,362,365
Beneficial Mutual Bancorp, Inc.*	72,081	622,059
Berkshire Hills Bancorp, Inc.	30,694	684,476
People’s United Financial, Inc.	43,795	599,554

Semiconductors—1.6%
Emulex Corporation*	52,466	508,396
Intersil Corporation, Class A	28,955	427,665
Rovi Corporation*	8,646	419,850

Software—4.9%
ACI Worldwide, Inc.*	25,599	845,791
Aspen Technology, Inc.*	108,997	1,633,865
Avid Technology, Inc.*	27,205	505,469
Bottomline Technologies, Inc.*	43,961	1,221,237

Telecommunications—2.9%
Alaska Communications Systems Group, Inc.	89,307	863,599
Cbeyond, Inc.*	44,063	562,244
NeuStar, Inc., Class A*	27,290	733,828
Neutral Tandem, Inc.*	30,945	473,149

Transportation—0.8%
Genesee & Wyoming, Inc., Class A*	11,600	718,968
Total common stocks (cost $53,052,147)		84,829,980

Investment companies—0.5%
Solar Capital Ltd.	16,215	411,537
Total investment companies (cost $377,555)		411,537

Total investment portfolio (cost $53,429,702) 96.7%		85,241,517

Other assets in excess of liabilities 3.3%		2,918,962

Net assets 100.0%		$88,160,479

* Non-income producing security

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	20.3%
Financial	20.0%
Industrial	16.7%
Technology	8.6%
Energy	8.1%
Communications	6.9%
Basic materials	6.3%
Consumer, cyclical	6.2%
Utilities	3.6%

EAGLE SMALL CAP GROWTH FUND
Common stocks—98.5%	Shares	Value
Aerospace/defense—1.3%
Triumph Group, Inc.	162,036	$13,954,540

Airlines—0.6%
JetBlue Airways Corporation*	1,181,975	6,689,979

Apparel—2.6%
Deckers Outdoor Corporation*	165,395	14,035,420
Steven Madden Ltd.*	254,543	13,528,960

Auto parts & equipment—5.7%
American Axle & Manufacturing Holdings, Inc.*	836,275	10,704,320
Meritor, Inc.*	1,073,417	18,473,507
Tenneco, Inc.*	318,121	14,700,371
WABCO Holdings, Inc.*	216,180	15,964,893

Banks—0.4%
UMB Financial Corporation	104,270	4,390,810

Biotechnology—1.7%
Regeneron Pharmaceuticals, Inc.*	207,668	10,613,911
Seattle Genetics, Inc.*	420,711	6,988,010

Chemicals—3.5%
Huntsman Corporation	1,269,826	26,475,872
Intrepid Potash, Inc.*	296,145	10,145,928

Coal—1.4%
Cloud Peak Energy, Inc.*	449,250	9,353,385
James River Coal Company*	234,357	5,465,205

Commercial services—8.1%
FTI Consulting, Inc.*	417,660	16,664,634
Monster Worldwide, Inc.*	423,383	6,947,715
Parexel International Corporation*	378,190	10,498,554
Sotheby’s	393,530	19,881,136
SuccessFactors, Inc.*	366,593	12,709,779
The Geo Group, Inc.*	649,350	17,324,658

Computers—2.5%
Radiant Systems, Inc.*	549,606	10,948,152
Riverbed Technology, Inc.*	409,291	14,382,486

Diversified financial services—1.7%
Duff & Phelps Corporation, Class A	382,247	5,882,781
Janus Capital Group, Inc.	532,641	6,482,241
optionsXpress Holdings, Inc.	259,202	4,779,685

The accompanying notes are an integral part of the financial statements.	31

Investment Portfolios

(UNAUDITED)	04.30.2011

EAGLE SMALL CAP GROWTH FUND (cont’d)
Common stocks—98.5%	Shares	Value
Electrical components & equipment—1.5%
GrafTech International Ltd.*	662,560	$15,371,392

Electronics—2.6%
Coherent, Inc.*	343,359	21,463,371
Gentex Corporation	177,920	5,577,792

Entertainment—3.0%
Bally Technologies, Inc.*	346,067	13,493,152
Pinnacle Entertainment, Inc.*	437,260	6,069,169
Shuffle Master, Inc.*	1,023,734	11,189,413

Environmental control—1.5%
Waste Connections, Inc.	503,155	15,482,079

Food—1.5%
The Fresh Market, Inc.*	364,029	15,223,693

Hand/machine tools—1.6%
Regal-Beloit Corporation	217,576	16,490,085

Healthcare products—4.6%
Bruker Corporation*	538,421	10,628,431
Sirona Dental Systems, Inc.*	319,571	18,237,917
Thoratec Corporation*	477,712	14,665,758
Vital Images, Inc.*	240,900	4,490,376

Healthcare services—2.2%
Centene Corporation*	467,497	16,937,416
ICON PLC, Sponsored ADR*	267,243	6,563,488

Home furnishings—3.1%
DTS, Inc.*	402,562	17,736,882
Universal Electronics, Inc.*	539,287	14,932,857

Internet—3.0%
Sapient Corporation*	853,442	10,774,705
TIBCO Software, Inc.*	685,879	20,569,511

Metal fabricate/hardware—0.6%
Northwest Pipe Company*	244,169	5,874,706

Mining—1.2%
Titanium Metals Corporation*	638,898	12,797,127

Oil & gas—0.8%
Brigham Exploration Company*	252,625	8,470,516

Oil & gas services—6.2%
Lufkin Industries, Inc.	469,907	43,386,513
OYO Geospace Corporation*	218,552	20,386,531

Pharmaceuticals—5.0%
BioMarin Pharmaceutical, Inc.*	365,283	9,822,460
Catalyst Health Solutions, Inc.*	191,160	11,385,490
Herbalife Ltd.	152,592	13,699,710
Impax Laboratories, Inc.*	251,295	6,880,457
Salix Pharmaceuticals Ltd.*	254,925	10,016,003

Real estate investment trusts—0.5%
Redwood Trust, Inc.	357,184	5,654,223

Common stocks—98.5%	Shares	Value
Retail—10.4%
BJ’s Restaurants, Inc.*	510,215	$23,954,594
Cash America International, Inc.	394,884	18,737,246
Chico’s FAS, Inc.	796,398	11,651,303
Genesco, Inc.*	596,358	24,080,936
GNC Holdings, Inc., Class A*	593,825	11,312,366
Vitamin Shoppe, Inc.*	472,451	18,435,038

Semiconductors—5.9%
NetLogic Microsystems, Inc.*	284,599	12,274,755
Rovi Corporation*	162,105	7,871,819
Teradyne, Inc.*	615,110	9,903,271
Varian Semiconductor Equipment Associates, Inc.*	450,713	18,898,396
Veeco Instruments, Inc.*	214,050	10,944,376

Software—9.8%
Allscripts Healthcare Solutions, Inc.*	406,510	8,756,225
ANSYS, Inc.*	351,238	19,419,949
Informatica Corporation*	453,882	25,421,931
MedAssets, Inc.*	565,566	9,060,367
Medidata Solutions, Inc.*	606,468	15,568,034
QLIK Technologies, Inc.*	385,988	12,374,775
Quality Systems, Inc.	122,444	10,985,676

Telecommunications—2.2%
EMS Technologies, Inc.*	504,109	12,733,793
Plantronics, Inc.	284,471	10,545,340

Transportation—1.8%
Atlas Air Worldwide Holdings, Inc.*	143,475	9,886,862
Landstar System, Inc.	203,567	9,649,076
Total common stocks (cost $709,071,832)		1,024,724,283

Total investment portfolio (cost $709,071,832) 98.5%		1,024,724,283

Other assets in excess of liabilities 1.5%		15,441,165

Net assets 100.0%		$1,040,165,448

* Non-income producing security

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Consumer, cyclical	25.5%
Consumer, non-cyclical	23.1%
Technology	18.0%
Industrial	10.9%
Energy	8.4%
Communications	5.2%
Basic materials	4.8%
Financial	2.6%

32	The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets and Liabilities

(UNAUDITED)	04.30.2011

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Investment Grade Bond Fund

Assets
Investments, at value (a)	$661,109,464	$252,416,646	$76,097,557	$98,975,276
Cash	6,541,699	5,867,097	—	1,064,022
Foreign currency (identified cost $81,818 and $357,247)	—	82,173	370,885	—
Receivable for investments sold	16,168,973	—	1,042,060	508,922
Receivable for fund shares sold	2,127,251	525,097	56,614	573,374
Receivable for dividends and interest	276,167	220,196	236,556	724,418
Receivable for recoverable foreign withholding taxes	—	136,784	112,754	103
Prepaid expenses	64,659	14,122	—	49,148
Unrealized gain on forward foreign currency exchange contracts	—	—	7,008	—
Total assets	686,288,213	259,262,115	77,923,434	101,895,263

Liabilities
Payable for investments purchased	7,755,623	—	146,742	—
Payable for fund shares redeemed	1,383,427	110,973	306,645	725,130
Payable to the custodian	18,586	17,700	685,856	5,847
Accrued investment advisory fees	325,131	113,363	35,495	25,196
Accrued administrative fees	79,808	30,337	9,296	12,534
Accrued distribution fees	178,606	97,654	40,356	45,784
Accrued transfer agent and shareholder servicing fees	173,076	38,604	46,417	550
Accrued fund accounting fees	45,472	25,853	21,555	22,787
Accrued trustees and officers compensation	9,810	9,255	9,189	2,870
Other accrued expenses	29,541	964	2,371	9,434
Unrealized loss on forward foreign currency exchange contracts	—	—	151,561	—
Total liabilities	9,999,080	444,703	1,455,483	850,132
Net assets	676,289,133	258,817,412	76,467,951	101,045,131

Net assets consists of
Paid-in capital	555,568,422	228,250,484	139,116,217	100,562,186
Undistributed net investment income (loss)	(486,030)	211,551	(993,952)	10,400
Accumulated net realized gain (loss)	(63,916,485)	(11,428,208)	(80,935,260)	(2,206)
Net unrealized loss on forward foreign currency contracts	—	—	(144,553)	—
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	185,123,226	41,783,585	19,425,499	474,751
Net assets	676,289,133	258,817,412	76,467,951	101,045,131

Net assets, at market value
Class A	554,128,584	153,011,200	35,574,289	49,837,030
Class C	83,286,822	82,572,998	40,712,747	48,378,380
Class I	11,827,422	22,704,836	175,289	2,778,334
Class R-3	679,398	525,368	2,781	48,767
Class R-5	26,366,907	3,010	2,845	2,620

Net asset value (“NAV”), offering and redemption price per share
Class A	$29.71	$14.22	$23.14	$14.79
Maximum offering price (b)	$31.19	$14.93	$24.29	$15.37
Class C	$25.82	$13.79	$20.85	$14.77
Class I	$30.30	$14.20	$23.25	$14.81
Class R-3	$29.44	$14.19	$22.58	$14.78
Class R-5	$30.25	$14.21	$23.11	$14.77

Shares of beneficial interest outstanding
Class A	18,650,611	10,763,133	1,537,428	3,370,290
Class C	3,226,047	5,985,770	1,952,696	3,275,701
Class I	390,345	1,598,875	7,538	187,592
Class R-3	23,077	37,022	123	3,299
Class R-5	871,595	212	123	177

(a) Identified cost	$475,986,238	$210,649,156	$56,711,507	$98,500,525

(b) For all funds except the Eagle Investment Grade Bond Fund, the maximum offering price is computed as 100/95.25 of NAV. The maximum offering price for the Eagle Investment Grade Bond Fund is computed as 100/96.25 of NAV.

34	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

(UNAUDITED)	04.30.2011

Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund

$150,547,107	$353,500,733	$1,381,384,948	$85,241,517	$1,024,724,283
10,344,004	6,659,746	—	2,796,863	20,578,511
—	—	—	—	—
—	—	96,029,716	491,854	3,861,104
299,755	2,236,337	1,820,740	181,365	5,188,162
99,487	68,289	97,258	33,777	26,632
—	—	—	—	—
—	40,462	70,176	—	92,395
—	—	—	—	—
161,290,353	362,505,567	1,479,402,838	88,745,376	1,054,471,087

—	2,271,123	71,062,537	237,717	12,529,375
213,258	350,286	2,280,285	182,090	860,024
6,392	9,634	531,740	6,850	17,671
50,925	165,227	627,922	16,758	457,880
13,868	40,141	155,575	7,864	99,686
10,516	109,374	372,784	8,029	166,153
75,968	26,005	470,933	39,667	87,843
20,518	26,152	81,242	17,274	46,252
9,199	9,199	9,200	9,199	9,199
57,158	33,087	32,309	59,449	31,556
—	—	—	—	—
457,802	3,040,228	75,624,527	584,897	14,305,639
160,832,551	359,465,339	1,403,778,311	88,160,479	1,040,165,448

191,126,530	260,024,752	1,208,100,492	46,971,908	773,714,895
160,011	(946,652)	(998,798)	(57,376)	(2,394,801)
(62,890,306)	16,789,278	25,710,883	9,434,132	(46,807,097)
—	—	—	—	—
32,436,316	83,597,961	170,965,734	31,811,815	315,652,451
160,832,551	359,465,339	1,403,778,311	88,160,479	1,040,165,448

11,814,111	229,279,199	769,561,153	13,314,949	399,556,850
9,998,889	80,394,157	265,158,336	6,744,612	109,451,727
138,990,199	43,570,228	279,497,492	68,086,918	418,257,202
2,986	2,824,266	5,030,726	10,563	9,511,672
26,366	3,397,489	84,530,604	3,437	103,387,997

$15.28	$34.17	$29.41	$22.36	$42.93
$16.04	$35.87	$30.88	$23.48	$45.07
$15.00	$30.01	$25.73	$21.88	$36.27
$15.26	$34.88	$29.94	$22.61	$43.77
$15.25	$33.94	$29.14	$22.30	$42.53
$15.60	$34.86	$29.99	$22.60	$43.75

773,331	6,710,651	26,166,335	595,570	9,307,551
666,562	2,678,919	10,303,996	308,240	3,018,008
9,109,027	1,249,211	9,334,822	3,011,831	9,554,800
196	83,216	172,621	474	223,633
1,691	97,467	2,818,716	152	2,362,938

$118,110,791	$269,902,772	$1,210,419,215	$53,429,702	$709,071,832

The accompanying notes are an integral part of the financial statements.	35

Statements of Operations

(UNAUDITED)	04.30.2011

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Investment Grade Bond Fund

Investment Income
Dividends (a)	$3,585,955	$3,714,409	$574,621	$188
Interest	—	425	—	1,139,868
Total Income	3,585,955	3,714,834	574,621	1,140,056

Expenses
Investment advisory fees	1,885,350	596,887	328,287	154,511
Administrative fees
Class A	381,411	105,068	26,342	37,054
Class C	61,711	57,321	31,343	37,794
Class I	5,826	7,620	163	1,578
Class R-3	534	347	2	40
Class R-5	12,627	2	2	2
Distribution and service fees
Class A	635,683	175,112	43,904	61,756
Class C	411,403	382,138	208,951	251,957
Class R-3	1,781	1,158	7	131
Transfer agent and shareholder servicing fees
Class A	363,983	76,158	28,617	8,968
Class C	59,564	41,608	34,253	9,093
Class I	8,417	7,736	300	555
Class R-3	516	250	2	9
Class R-5	18,205	2	2	—
Fund accounting fees	23,568	8,709	2,897	3,863
Professional fees	44,371	46,037	46,286	33,030
State qualification expenses	78,635	63,446	47,686	37,065
Organizational costs	—	—	—	—
Offering costs	—	—	—	26,827
Reports to shareholders	23,919	7,781	5,160	1,545
Trustees and officers compensation	23,897	24,810	24,835	23,057
Custodian fees	14,832	12,923	106,357	5,010
Internal audit fees	2,151	2,151	2,151	2,151
Other	13,601	10,179	13,130	5,047
Total expenses before adjustments	4,071,985	1,627,443	950,677	701,043
Fees and expenses waived	—	—	(133,075)	(65,652)
Recovered fees previously waived by Manager	—	2,370	—	—
Expense offsets	—	—	—	—
Total expenses after adjustments	4,071,985	1,629,813	817,602	635,391

Net investment income (loss)	(486,030)	2,085,021	(242,981)	504,665

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	4,524,269	(140,678)	3,745,516	6,272
Net realized loss on foreign currency transactions	—	(82,218)	(335,127)	—
Net change in unrealized appreciation on forward foreign currency contracts	—	—	11,989	—
Net change in unrealized appreciation (depreciation) on investments and other assets and liabilities denominated in foreign currencies	73,902,447	23,773,951	4,167,650	(1,864,102)
Net gain (loss) on investments	78,426,716	23,551,055	7,590,028	(1,857,830)

Net increase (decrease) in net assets resulting from operations	77,940,686	25,636,076	7,347,047	(1,353,165)

(a) Net of foreign withholding taxes	$ —	$91,680	$51,611	$ —

36	The accompanying notes are an integral part of the financial statements.

Statements of Operations

(UNAUDITED)	04.30.2011

Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund

$1,238,270	$948,556	$7,632,451	$466,974	$1,664,284
245	—	—	—	1
1,238,515	948,556	7,632,451	466,974	1,664,285

446,591	840,438	3,944,432	236,700	2,177,232

8,364	135,842	570,436	8,635	249,219
7,047	51,097	189,630	4,311	66,613
64,144	13,984	167,973	30,816	126,967
2	1,814	3,037	2	2,569
12	253	37,793	2	34,135

13,940	226,402	950,723	14,391	415,362
46,977	340,649	1,264,200	28,738	444,084
7	6,047	10,124	8	8,562

10,013	79,708	510,454	10,246	162,314
8,514	30,292	168,594	5,085	43,381
115,710	11,852	235,521	55,374	113,554
2	1,069	2,578	3	1,472
22	183	50,447	3	32,315
5,583	10,506	53,593	2,959	28,005
36,911	37,443	37,289	36,649	37,996
51,883	54,434	80,505	50,788	64,442
—	—	—	—	—
—	—	—	—	—
11,692	6,660	59,524	6,226	15,176
24,831	24,831	24,831	24,831	24,831
5,572	8,281	33,315	5,734	14,796
2,151	2,151	2,151	2,151	2,151
8,151	8,583	26,093	6,933	11,262
868,119	1,892,519	8,423,243	530,585	4,076,438
(81,340)	—	—	(85,847)	—
1,032	2,689	—	845	—
—	—	—	—	—
787,811	1,895,208	8,423,243	445,583	4,076,438

450,704	(946,652)	(790,792)	21,391	(2,412,153)

2,092,365	24,244,876	225,388,452	9,516,232	6,111,134
—	—	—	—	—
—	—	—	—	—
20,888,344	29,914,943	(12,995,735)	7,708,804	169,830,258
22,980,709	54,159,819	212,392,717	17,255,036	175,941,392

23,431,413	53,213,167	211,601,925	17,246,427	173,529,239

$4,021	$2,385	$7,687	$1,290	$ —

The accompanying notes are an integral part of the financial statements.	37

Statements of Changes in Net Assets

	Eagle Capital Appreciation Fund		Eagle Growth & Income Fund		Eagle International Equity Fund
	11/1/10 to 4/30/11	11/1/09 to 10/31/10	11/1/10 to 4/30/11	11/1/09 to 10/31/10	11/1/10 to 4/30/11	11/1/09 to 10/31/10

Net assets, beginning of period	$586,465,458	$486,558,402	$208,708,199	$141,502,238	$84,065,854	$117,155,129
Increase (decrease) in net assets from operations
Net investment income (loss)	(486,030)	(1,445,633)	2,085,021	2,499,128	(242,981)	35,268
Net realized gain (loss) on investments	4,524,269	39,004,380	(140,678)	9,269,475	3,745,516	6,638,065
Net realized gain (loss) on foreign currency transactions (b)	—	—	(82,218)	22,462	(335,127)	5,037,812
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	—	—	—	11,989	109,173
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	73,902,447	39,015,018	23,773,951	8,842,112	4,167,650	(3,461,843)
Net increase (decrease) in net assets resulting from operations	77,940,686	76,573,765	25,636,076	20,633,177	7,347,047	8,358,475
Distributions to shareholders from
Net investment income	—	—	(2,002,032)	(2,609,394)	(1,589,549)	—
Net realized gains	—	—	—	—	—	—
Net distributions to shareholders	—	—	(2,002,032)	(2,609,394)	(1,589,549)	—
Fund share transactions
Proceeds from shares sold-Class A	97,265,758	149,725,649	24,820,347	52,191,244	2,251,599	3,916,862
Issued as reinvestment of distributions-Class A	—	—	1,149,353	1,603,407	785,708	—
Cost of shares redeemed-Class A	(75,849,801)	(106,706,998)	(15,457,000)	(27,342,629)	(7,337,722)	(22,989,844)
Proceeds from shares sold-Class C	1,815,843	4,868,915	8,343,527	24,447,566	558,549	1,816,635
Issued as reinvestment of distributions-Class C	—	—	412,845	535,148	693,884	—
Cost of shares redeemed-Class C	(9,980,240)	(19,600,206)	(5,584,619)	(8,492,918)	(10,036,926)	(24,458,321)
Proceeds from shares sold-Class I	1,595,256	8,850,238	13,865,995	8,066,516	41,017	270,089
Issued as reinvestment of distributions-Class I	—	—	67,222	30,336	8,749	—
Cost of shares redeemed-Class I	(2,466,831)	(13,574,129)	(1,225,993)	(1,945,750)	(320,397)	(8,139)
Proceeds from shares sold-Class R-3	50,167	156,530	230,182	86,232	—	2,484
Issued as reinvestment of distributions-Class R-3	—	—	3,755	4,819	64	—
Cost of shares redeemed-Class R-3	(133,384)	(293,981)	(150,476)	(4,332)	—	—
Proceeds from shares sold-Class R-5	2,514,910	4,528,599	—	2,500	—	2,484
Issued as reinvestment of distributions-Class R-5	—	—	31	39	74	—
Cost of shares redeemed-Class R-5	(2,928,689)	(4,621,326)	—	—	—	—
Net increase (decrease) from fund share transactions	11,882,989	23,333,291	26,475,169	49,182,178	(13,355,401)	(41,447,750)
Increase (decrease) in net assets	89,823,675	99,907,056	50,109,213	67,205,961	(7,597,903)	(33,089,275)
Net assets, end of period (a)	676,289,133	586,465,458	258,817,412	208,708,199	76,467,951	84,065,854
(a) Includes undistributed net investment income (accumulated net investment loss) of:	$(486,030)	$—	$211,551	$128,562	$(993,952)	$838,578

(b) Includes Brazilian IOF tax of:	$—	$—	$—	$95,841	$—	$47,204

Shares issued and redeemed
Shares sold-Class A	3,457,920	6,000,458	1,833,995	4,303,364	103,093	196,275
Issued as reinvestment of distributions-Class A	—	—	84,909	129,429	36,528	—
Shares redeemed-Class A	(2,700,974)	(4,304,324)	(1,140,512)	(2,253,952)	(336,393)	(1,148,100)
Shares sold-Class C	74,094	223,275	631,191	2,065,409	28,306	99,989
Issued as reinvestment of distributions-Class C	—	—	31,494	44,494	35,712	—
Shares redeemed-Class C	(408,026)	(906,784)	(422,987)	(725,189)	(509,445)	(1,355,217)
Shares sold-Class I	55,704	349,516	1,016,264	662,146	1,883	12,771
Issued as reinvestment of distributions-Class I	—	—	4,928	2,436	405	—
Shares redeemed-Class I	(85,647)	(544,288)	(90,477)	(159,433)	(14,603)	(398)
Shares sold-Class R-3	1,783	6,347	16,764	7,095	—	120
Issued as reinvestment of distributions-Class R-3	—	—	278	389	3	—
Shares redeemed-Class R-3	(4,668)	(11,874)	(10,944)	(364)	—	—
Shares sold-Class R-5	87,677	180,019	—	206	—	120
Issued as reinvestment of distributions-Class R-5	—	—	3	3	3	—
Shares redeemed-Class R-5	(101,767)	(182,893)	—	—	—	—
Shares issued and redeemed	376,096	809,452	1,954,906	4,076,033	(654,508)	(2,194,440)

(c) For the period March 1, 2010 (commencement of operations) to October 31, 2010.

38	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Eagle Investment Grade Bond Fund		Eagle Large Cap Core Fund		Eagle Mid Cap Growth Fund		Eagle Mid Cap Stock Fund		Eagle Small Cap Core Value Fund		Eagle Small Cap Growth Fund
11/1/10 to 4/30/11	3/1/10 to 10/31/10 (c)	11/1/10 to 4/30/11	11/1/09 to 10/31/10	11/1/10 to 4/30/11	11/1/09 to 10/31/10	11/1/10 to 4/30/11	11/1/09 to 10/31/10	11/1/10 to 4/30/11	11/1/09 to 10/31/10	11/1/10 to 4/30/11	11/1/09 to 10/31/10

$101,706,495	$—	$137,049,995	$124,850,857	$214,455,420	$146,725,344	$1,391,084,078	$1,360,595,478	$70,856,563	$57,833,435	$485,861,025	$312,128,302

504,665	451,278	450,704	700,700	(946,652)	(1,001,675)	(790,792)	(4,836,933)	21,391	(33,045)	(2,412,153)	(2,364,043)
6,272	583,815	2,092,365	(687,281)	24,244,876	20,612,479	225,388,452	188,681,537	9,516,232	6,302,357	6,111,134	27,149,881
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(1,864,102)	2,338,853	20,888,344	12,221,695	29,914,943	28,428,715	(12,995,735)	67,597,572	7,708,804	7,159,467	169,830,258	89,359,536
(1,353,165)	3,373,946	23,431,413	12,235,114	53,213,167	48,039,519	211,601,925	251,442,176	17,246,427	13,428,779	173,529,239	114,145,374

(697,142)	(390,219)	(816,734)	(965,747)	—	—	—	—	(38,788)	(37,833)	—	—
(539,278)	—	—	—	—	—	—	—	(6,284,232)	(2,027,828)	—	—
(1,236,420)	(390,219)	(816,734)	(965,747)	—	—	—	—	(6,323,020)	(2,065,661)	—	—

13,196,723	49,701,658	2,006,031	1,027,312	75,033,800	42,506,699	74,904,232	128,278,437	1,882,166	3,560,591	121,188,224	84,639,975
533,626	197,353	19,110	47,259	—	—	—	—	782,925	189,893	—	—
(10,511,642)	(3,621,289)	(2,456,138)	(2,705,543)	(19,932,382)	(29,416,271)	(154,419,432)	(345,423,076)	(1,049,716)	(591,807)	(64,564,943)	(87,144,327)
7,978,406	49,411,156	695,383	905,568	13,553,434	7,613,282	12,728,126	17,601,208	777,667	1,500,430	23,112,424	6,678,857
445,365	94,795	—	—	—	—	—	—	456,887	122,120	—	—
(8,673,352)	(971,481)	(866,699)	(2,152,862)	(4,114,349)	(8,856,506)	(23,482,663)	(51,757,572)	(284,517)	(539,109)	(6,775,727)	(13,128,650)
524,591	4,079,421	12,565,796	22,536,089	24,224,563	8,056,660	60,260,161	145,806,783	5,831,664	9,514,382	286,800,836	68,637,014
34,100	8,584	760,061	876,556	—	—	—	—	4,808,072	1,689,028	—	—
(1,595,064)	(234,297)	(11,555,978)	(19,609,117)	(1,066,167)	(1,104,343)	(171,275,197)	(115,530,578)	(6,832,134)	(13,790,518)	(23,974,653)	(6,871,192)
4,161	54,273	—	2,500	1,532,699	1,142,226	2,338,524	2,091,376	7,000	2,500	7,224,935	603,283
668	73	1	—	—	—	—	—	246	—	—	—
(9,399)	(2)	—	—	(517,802)	(395,933)	(1,473,931)	(1,619,667)	—	—	(466,849)	(875,308)
—	2,500	240	1,943	3,145,344	146,459	12,383,110	12,675,639	1	2,500	45,972,520	13,651,306
38	24	149	161	—	—	—	—	248	—	—	—
—	—	(79)	(95)	(62,388)	(1,716)	(10,870,622)	(13,076,126)	—	—	(7,741,583)	(6,603,609)
1,928,221	98,722,768	1,167,877	929,771	91,796,752	19,690,557	(198,907,692)	(220,953,576)	6,380,509	1,660,010	380,775,184	59,587,349
(661,364)	101,706,495	23,782,556	12,199,138	145,009,919	67,730,076	12,694,233	30,488,600	17,303,916	13,023,128	554,304,423	173,732,723
101,045,131	101,706,495	160,832,551	137,049,995	359,465,339	214,455,420	1,403,778,311	1,391,084,078	88,160,479	70,856,563	1,040,165,448	485,861,025
$10,400	$202,877	$160,011	$526,041	$(946,652)	$—	$(998,798)	$(208,006)	$(57,376)	$(39,979)	$(2,394,801)	$17,352

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

892,136	3,386,111	137,474	80,135	2,350,718	1,703,950	2,688,821	5,564,894	91,138	194,539	3,104,929	2,853,465
36,364	13,300	1,386	3,799	—	—	—	—	40,109	11,021	—	—
(714,608)	(243,013)	(171,300)	(214,639)	(625,291)	(1,206,055)	(5,536,785)	(15,056,052)	(50,903)	(32,376)	(1,656,025)	(2,982,830)
538,429	3,356,355	49,458	71,178	480,678	342,670	522,573	864,380	38,311	82,648	694,240	264,656
30,436	6,389	—	—	—	—	—	—	23,833	7,154	—	—
(590,995)	(64,913)	(61,819)	(171,619)	(150,001)	(403,429)	(969,386)	(2,546,052)	(13,971)	(29,832)	(207,761)	(527,246)
35,469	272,818	878,174	1,774,690	750,686	318,997	2,136,323	6,242,343	280,244	522,393	7,341,986	2,259,675
2,320	572	55,277	70,690	—	—	—	—	244,064	97,688	—	—
(108,097)	(15,490)	(809,456)	(1,541,984)	(32,479)	(43,583)	(5,991,930)	(4,929,633)	(326,300)	(753,119)	(596,499)	(224,129)
282	3,608	—	196	51,233	45,180	84,345	90,539	321	140	179,115	20,780
46	5	—	—	—	—	—	—	13	—	—	—
(642)	—	—	—	(16,102)	(16,044)	(54,525)	(70,503)	—	—	(12,031)	(31,062)
—	173	17	148	93,675	5,738	429,249	533,966	—	140	1,125,036	457,000
2	2	10	13	—	—	—	—	12	—	—	—
—	—	(5)	(7)	(1,879)	(67)	(385,219)	(553,223)	—	—	(193,542)	(220,826)
121,142	6,715,917	79,216	72,600	2,901,238	747,357	(7,076,534)	(9,859,341)	326,871	100,396	9,779,448	1,869,483

The accompanying notes are an integral part of the financial statements.	39

Financial Highlights

Fiscal periods†				From investment operations				Dividends & distributions				Ratios to daily average net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Capital Appreciation Fund
Class A*
11/01/10	04/30/11		$26.24	$(0.01)	$3.48		$3.47	$—	$—	$—	$29.71	1.21	(d)	1.21	(d)	(0.07	)(d)	23	13.22	(e)	$554
11/01/09	10/31/10		22.65	(0.04)	3.63		3.59	—	—	—	26.24	1.27		1.27		(0.18)		45	15.85		469
11/01/08	10/31/09		18.58	(0.06)	4.13		4.07	—	—	—	22.65	1.32		1.32		(0.31)		54	21.91		367
11/01/07	10/31/08		35.99	(0.13)	(12.71)		(12.84)	—	(4.57)	(4.57)	18.58	1.20		1.20		(0.45)		61	(40.38)		329
11/01/06	10/31/07		29.67	0.04	6.46	(b)	6.50	—	(0.18)	(0.18)	35.99	1.20		1.20		0.11		62	22.02		566
09/01/06	10/31/06	(c)	28.59	(0.01)	1.09	(b)	1.08	—	—	—	29.67	1.23	(d)	1.23	(d)	(0.19	)(d)	7	3.78	(e)	387
09/01/05	08/31/06		26.28	(0.06)	2.37	(b)	2.31	—	—	—	28.59	1.19		1.19		(0.23)		58	8.79		378
Class C*
11/01/10	04/30/11		22.88	(0.10)	3.04		2.94	—	—	—	25.82	1.96	(d)	1.96	(d)	(0.82	)(d)	23	12.85	(e)	83
11/01/09	10/31/10		19.90	(0.19)	3.17		2.98	—	—	—	22.88	1.99		1.99		(0.91)		45	14.97		81
11/01/08	10/31/09		16.45	(0.18)	3.63		3.45	—	—	—	19.90	2.08		2.08		(1.07)		54	20.97		84
11/01/07	10/31/08		32.64	(0.30)	(11.32)		(11.62)	—	(4.57)	(4.57)	16.45	1.95		1.95		(1.19)		61	(40.85)		87
11/01/06	10/31/07		27.13	(0.19)	5.88	(b)	5.69	—	(0.18)	(0.18)	32.64	1.96		1.96		(0.65)		62	21.09		170
09/01/06	10/31/06	(c)	26.17	(0.04)	1.00	(b)	0.96	—	—	—	27.13	1.99	(d)	1.99	(d)	(0.94	)(d)	7	3.67	(e)	149
09/01/05	08/31/06		24.29	(0.25)	2.13	(b)	1.88	—	—	—	26.17	1.94		1.94		(0.98)		58	7.74		145
Class I*
11/01/10	04/30/11		26.72	0.03	3.55		3.58	—	—	—	30.30	0.92	(d)	0.92	(d)	0.23	(d)	23	13.40	(e)	12
11/01/09	10/31/10		22.98	0.04	3.70		3.74	—	—	—	26.72	0.91		0.91		0.17		45	16.28		11
11/01/08	10/31/09		18.78	0.01	4.19		4.20	—	—	—	22.98	0.94		0.94		0.07		54	22.36		14
11/01/07	10/31/08		36.21	—	(12.86)		(12.86)	—	(4.57)	(4.57)	18.78	0.79		0.79		(0.01)		61	(40.16)		10
11/01/06	10/31/07		29.73	0.17	6.49	(b)	6.66	—	(0.18)	(0.18)	36.21	0.80		0.80		0.51		62	22.51		51
09/01/06	10/31/06	(c)	28.63	0.01	1.09	(b)	1.10	—	—	—	29.73	0.85	(d)	0.85	(d)	0.20	(d)	7	3.84	(e)	30
03/21/06	08/31/06		28.93	0.01	(0.31	)(b)	(0.30)	—	—	—	28.63	0.91	(d)	0.91	(d)	0.07	(d)	58	(1.04	)(e)	26
Class R-3*
11/01/10	04/30/11		26.03	(0.04)	3.45		3.41	—	—	—	29.44	1.47	(d)	1.47	(d)	(0.32	)(d)	23	13.10	(e)	1
11/01/09	10/31/10		22.52	(0.10)	3.61		3.51	—	—	—	26.03	1.49		1.49		(0.41)		45	15.59		1
11/01/08	10/31/09		18.51	(0.10)	4.11		4.01	—	—	—	22.52	1.49		1.49		(0.51)		54	21.66		1
11/01/07	10/31/08		35.97	(0.20)	(12.69)		(12.89)	—	(4.57)	(4.57)	18.51	1.42		1.42		(0.70)		61	(40.56)		0
09/12/07	10/31/07		33.30	(0.05)	2.72	(b)	2.67	—	—	—	35.97	1.65	(d)	7.17	(d)	(1.26	)(d)	62	8.02	(e)	0
Class R-5*
11/01/10	04/30/11		26.67	0.03	3.55		3.58	—	—	—	30.25	0.91	(d)	0.91	(d)	0.23	(d)	23	13.42	(e)	26
11/01/09	10/31/10		22.94	0.06	3.67		3.73	—	—	—	26.67	0.87		0.87		0.22		45	16.26		24
11/01/08	10/31/09		18.73	0.02	4.19		4.21	—	—	—	22.94	0.87		0.87		0.12		54	22.48		20
11/01/07	10/31/08		36.13	(0.04)	(12.79)		(12.83)	—	(4.57)	(4.57)	18.73	0.83		0.83		(0.13)		61	(40.17)		16
11/01/06	10/31/07		29.68	0.16	6.47	(b)	6.63	—	(0.18)	(0.18)	36.13	0.85		0.85		0.48		62	22.45		12
10/02/06	10/31/06		29.04	—	0.64	(b)	0.64	—	—	—	29.68	0.85	(d)	0.85	(d)	(0.20	)(d)	7	2.20	(e)	7

Eagle Growth & Income Fund
Class A*
11/01/10	04/30/11		12.83	0.14	1.38		1.52	(0.13)	—	(0.13)	14.22	1.17	(d)	1.17	(d)	2.02	(d)	15	11.88	(e)	153
11/01/09	10/31/10		11.57	0.20	1.26		1.46	(0.20)	—	(0.20)	12.83	1.40		1.30		1.61		50	12.65		128
11/01/08	10/31/09		9.71	0.31	1.86		2.17	(0.31)	—	(0.31)	11.57	1.39		1.55		3.12		57	22.88		90
11/01/07	10/31/08		17.77	0.37	(6.27)		(5.90)	(0.35)	(1.81)	(2.16)	9.71	1.35		1.33		2.75		64	(37.25)		61
11/01/06	10/31/07		14.68	0.36	3.60	(b)	3.96	(0.34)	(0.53)	(0.87)	17.77	1.35		1.40		2.28		63	28.17		96
10/01/06	10/31/06	(c)	14.43	0.02	0.34	(b)	0.36	(0.11)	—	(0.11)	14.68	1.35	(d)	1.56	(d)	1.33	(d)	4	2.52	(e)	68
10/01/05	09/30/06		13.81	0.38	1.43	(b)	1.81	(0.34)	(0.85)	(1.19)	14.43	1.35		1.42		2.74		54	13.90		68
Class C*
11/01/10	04/30/11		12.46	0.08	1.34		1.42	(0.09)	—	(0.09)	13.79	1.92	(d)	1.92	(d)	1.27	(d)	15	11.40	(e)	83
11/01/09	10/31/10		11.24	0.11	1.23		1.34	(0.12)	—	(0.12)	12.46	2.12		2.05		0.89		50	11.95		72
11/01/08	10/31/09		9.45	0.23	1.80		2.03	(0.24)	—	(0.24)	11.24	2.19		2.31		2.35		57	21.89		49
11/01/07	10/31/08		17.34	0.26	(6.10)		(5.84)	(0.24)	(1.81)	(2.05)	9.45	2.15		2.09		1.95		64	(37.75)		36
11/01/06	10/31/07		14.38	0.23	3.50	(b)	3.73	(0.24)	(0.53)	(0.77)	17.34	2.14		2.16		1.52		63	27.05		59
10/01/06	10/31/06	(c)	14.12	0.01	0.34	(b)	0.35	(0.09)	—	(0.09)	14.38	2.10	(d)	2.31	(d)	0.58	(d)	4	2.46	(e)	47
10/01/05	09/30/06		13.54	0.27	1.40	(b)	1.67	(0.24)	(0.85)	(1.09)	14.12	2.10		2.17		2.00		54	13.01		46

40	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods†				From investment operations			Dividends & distributions					Ratios to daily average net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income		From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Growth & Income Fund (cont’d)
Class I*
11/01/10	04/30/11		$12.82	$0.16	$1.37	$1.53	$(0.15)		$—	$(0.15)	$14.20	0.89	(d)	0.87	(d)	2.37	(d)	15	11.97	(e)	$23
11/01/09	10/31/10		11.56	0.29	1.22	1.51	(0.25)		—	(0.25)	12.82	0.95		0.97		2.01		50	13.15		9
03/18/09	10/31/09		8.43	0.20	3.20	3.40	(0.27)		—	(0.27)	11.56	0.95	(d)	1.12	(d)	3.08	(d)	57	40.72	(e)	2
Class R-3*
11/01/10	04/30/11		12.81	0.13	1.36	1.49	(0.11)		—	(0.11)	14.19	1.42	(d)	1.42	(d)	1.87	(d)	15	11.70	(e)	1
11/01/09	10/31/10		11.55	0.18	1.26	1.44	(0.18)		—	(0.18)	12.81	1.54		1.54		1.46		50	12.54		0
09/30/09	10/31/09		11.84	0.01	(0.22)	(0.21)	(0.08)		—	(0.08)	11.55	1.65	(d)	1.56	(d)	0.94	(d)	57	(1.83	)(e)	0
Class R-5*
11/01/10	04/30/11		12.83	0.15	1.38	1.53	(0.15)		—	(0.15)	14.21	0.95	(d)	0.89	(d)	2.26	(d)	15	11.98	(e)	0
12/28/09	10/31/10		12.11	0.22	0.69	0.91	(0.19)		—	(0.19)	12.83	0.95	(d)	1.85	(d)	2.11	(d)	50	7.53	(e)	0

Eagle International Equity Fund
Class A*
11/01/10	04/30/11		21.50	(0.02)	2.17	2.15	(0.51)		—	(0.51)	23.14	1.71	(d)	2.05	(d)	(0.21	)(d)	37	10.20	(e)	36
11/01/09	10/31/10		19.52	0.09	1.89	1.98	—		—	—	21.50	1.74		2.04		0.46		133	10.14		37
11/01/08	10/31/09		17.80	0.20	2.23	2.43	(0.71	)(f)	—	(0.71)	19.52	1.70		1.85		1.18		179	14.34		52
11/01/07	10/31/08		36.52	0.32	(16.15)	(15.83)	—		(2.89)	(2.89)	17.80	1.41		1.41		1.11		115	(46.77)		73
11/01/06	10/31/07		29.97	0.27	8.87 (b)	9.14	(0.47)		(2.12)	(2.59)	36.52	1.47		1.41		0.83		56	32.58		166
11/01/05	10/31/06		25.20	0.24	6.73 (b)	6.97	(0.16)		(2.04)	(2.20)	29.97	1.71		1.53		0.86		58	29.31		91
Class C*
11/01/10	04/30/11		19.32	(0.10)	1.97	1.87	(0.34)		—	(0.34)	20.85	2.46	(d)	2.81	(d)	(0.98	)(d)	37	9.80	(e)	41
11/01/09	10/31/10		17.68	(0.05)	1.69	1.64	—		—	—	19.32	2.49		2.79		(0.30)		133	9.28		46
11/01/08	10/31/09		16.15	0.06	2.01	2.07	(0.54)	(f)	—	(0.54)	17.68	2.48		2.62		0.39		179	13.34		65
11/01/07	10/31/08		33.66	0.09	(14.71)	(14.62)	—		(2.89)	(2.89)	16.15	2.17		2.17		0.33		115	(47.19)		91
11/01/06	10/31/07		27.85	0.01	8.23 (b)	8.24	(0.31)		(2.12)	(2.43)	33.66	2.23		2.17		0.05		56	31.60		189
11/01/05	10/31/06		23.58	0.02	6.30 (b)	6.32	(0.01)		(2.04)	(2.05)	27.85	2.46		2.28		0.07		58	28.38		118
Class I*
11/01/10	04/30/11		21.67	—	2.20	2.20	(0.62)		—	(0.62)	23.25	1.15	(d)	1.81	(d)	0.00	(d)	37	10.36	(e)	0
11/01/09	10/31/10		19.57	0.10	2.00	2.10	—		—	—	21.67	1.15		1.56		0.53		133	10.73		1
03/13/09(g)	10/31/09		13.59	0.08	5.90	5.98	—		—	—	19.57	1.15	(d)	1.50	(d)	0.76	(d)	179	44.00	(e)	0
02/09/09	02/24/09	(g)	15.60	0.02	(1.86)	(1.84)	—		—	—	13.76	1.15	(d)	1.40	(d)	2.92	(d)	179	(11.79	)(e)	0
Class R-3*
11/01/10	04/30/11		20.95	(0.02)	2.18	2.16	(0.53)		—	(0.53)	22.58	1.75	(d)	2.29	(d)	(0.21	)(d)	37	10.45	(e)	0
12/28/09	10/31/10		20.80	(0.79)	0.94	0.15	—		—	—	20.95	1.74	(d)	3.18	(d)	(4.66	)(d)	133	0.72	(e)	0
Class R-5*
11/01/10	04/30/11		21.49	0.04	2.20	2.24	(0.62)		—	(0.62)	23.11	1.15	(d)	1.75	(d)	0.39	(d)	37	10.61	(e)	0
12/28/09	10/31/10		20.88	(0.07)	0.68	0.61	—		—	—	21.49	1.14	(d)	1.78	(d)	(0.43	)(d)	133	2.92	(e)	0

Eagle Investment Grade Bond Fund
Class A*
11/01/10	04/30/11		15.15	0.10	(0.25)	(0.15)	(0.13)		(0.08)	(0.21)	14.79	0.85	(d)	1.00	(d)	1.37	(d)	40	(1.03	)(e)	50
03/01/10	10/31/10		14.44	0.16	0.67	0.83	(0.12)		—	(0.12)	15.15	0.85	(d)	1.48	(d)	1.51	(d)	53	5.78	(e)	48
Class C*
11/01/10	04/30/11		15.13	0.04	(0.25)	(0.21)	(0.07)		(0.08)	(0.15)	14.77	1.65	(d)	1.75	(d)	0.56	(d)	40	(1.41	)(e)	48
03/01/10	10/31/10		14.44	0.07	0.68	0.75	(0.06)		—	(0.06)	15.13	1.65	(d)	2.23	(d)	0.68	(d)	53	5.23	(e)	50
Class I*
11/01/10	04/30/11		15.17	0.12	(0.26)	(0.14)	(0.14)		(0.08)	(0.22)	14.81	0.60	(d)	0.70	(d)	1.60	(d)	40	(0.93	)(e)	3
03/01/10	10/31/10		14.44	0.16	0.71	0.87	(0.14)		—	(0.14)	15.17	0.60	(d)	2.11	(d)	1.59	(d)	53	6.05	(e)	4
Class R-3*
11/01/10	04/30/11		15.15	0.08	(0.27)	(0.19)	(0.10)		(0.08)	(0.18)	14.78	1.15	(d)	1.25	(d)	1.06	(d)	40	(1.24	)(e)	0
03/01/10	10/31/10		14.44	0.05	0.76	0.81	(0.10)		—	(0.10)	15.15	1.14	(d)	1.95	(d)	0.91	(d)	53	5.63	(e)	0
Class R-5*
11/01/10	04/30/11		15.13	0.12	(0.26)	(0.14)	(0.14)		(0.08)	(0.22)	14.77	0.60	(d)	0.74	(d)	1.63	(d)	40	(0.93	)(e)	0
03/01/10	10/31/10		14.44	0.18	0.65	0.83	(0.14)		—	(0.14)	15.13	0.61	(d)	4.92	(d)	1.77	(d)	53	5.75	(e)	0

The accompanying notes are an integral part of the financial statements.	41

Financial Highlights

Fiscal periods†			From investment operations				Dividends & distributions				Ratios to daily average net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Large Cap Core Fund
Class A*
11/01/10	04/30/11	$13.09	$0.02	$2.20		$2.22	$(0.03)	$—	$(0.03)	$15.28	1.38	(d)	1.38	(d)	0.29	(d)	18	16.95	(e)	$12
11/01/09	10/31/10	12.01	0.04	1.10		1.14	(0.06)	—	(0.06)	13.09	1.40		1.41		0.20		48	9.48		10
11/01/08	10/31/09	10.70	0.07	1.36		1.43	(0.12)	—	(0.12)	12.01	1.38		1.47		0.68		40	13.68		11
11/01/07	10/31/08	17.95	0.17	(6.52)		(6.35)	(0.13)	(0.77)	(0.90)	10.70	1.26		1.26		1.14		43	(37.08)		12
11/01/06	10/31/07	16.54	0.13	1.48	(b)	1.61	(0.08)	(0.12)	(0.20)	17.95	1.36		1.28		0.73		45	9.85		27
11/01/05	10/31/06	14.29	0.09	2.16	(b)	2.25	—	—	—	16.54	1.53		1.52		0.57		43	15.75		23
Class C*
11/01/10	04/30/11	12.88	(0.03)	2.15		2.12	—	—	—	15.00	2.15	(d)	2.13	(d)	(0.48	)(d)	18	16.46	(e)	10
11/01/09	10/31/10	11.86	(0.11)	1.13		1.02	—	—	—	12.88	2.20		2.24		(0.60)		48	8.60		9
11/01/08	10/31/09	10.53	(0.01)	1.35		1.34	(0.01)	—	(0.01)	11.86	2.18		2.32		(0.15)		40	12.78		9
11/01/07	10/31/08	17.68	0.04	(6.42)		(6.38)	—	(0.77)	(0.77)	10.53	2.10		2.10		0.28		43	(37.58)		9
11/01/06	10/31/07	16.35	(0.02)	1.47	(b)	1.45	—	(0.12)	(0.12)	17.68	2.18		2.11		(0.10)		45	8.95		17
11/01/05	10/31/06	14.23	(0.03)	2.15	(b)	2.12	—	—	—	16.35	2.28		2.27		(0.19)		43	14.90		15
Class I*
11/01/10	04/30/11	13.10	0.05	2.20		2.25	(0.09)	—	(0.09)	15.26	0.95	(d)	1.08	(d)	0.71	(d)	18	17.24	(e)	139
11/01/09	10/31/10	12.02	0.13	1.05		1.18	(0.10)	—	(0.10)	13.10	0.95		1.26		0.65		48	9.90		118
11/01/08	10/31/09	10.73	0.12	1.35		1.47	(0.18)	—	(0.18)	12.02	0.95		1.28		1.18		40	14.20		104
11/01/07	10/31/08	18.01	0.20	(6.51)		(6.31)	(0.20)	(0.77)	(0.97)	10.73	0.95		1.04		1.39		43	(36.86)		130
11/01/06	10/31/07	16.60	0.19	1.48	(b)	1.67	(0.14)	(0.12)	(0.26)	18.01	0.95		1.06		1.12		45	10.22		183
03/03/06	10/31/06	15.17	0.08	1.35	(b)	1.43	—	—	—	16.60	0.95	(d)	1.23	(d)	0.87	(d)	43	9.43	(e)	128
Class R-3*
11/01/10	04/30/11	13.06	—	2.19		2.19	—	—	—	15.25	1.65	(d)	1.61	(d)	0.01	(d)	18	16.81	(e)	0
12/28/09	10/31/10	12.77	(0.01)	0.30		0.29	—	—	—	13.06	1.65	(d)	2.39	(d)	(0.13	)(d)	48	2.27	(e)	0
Class R-5*
11/01/10	04/30/11	13.39	0.05	2.25		2.30	(0.09)	—	(0.09)	15.60	0.95	(d)	1.08	(d)	0.71	(d)	18	17.24	(e)	0
11/01/09	10/31/10	12.28	0.11	1.11		1.22	(0.11)	—	(0.11)	13.39	0.95		1.28		0.65		48	9.94		0
11/01/08	10/31/09	10.76	0.11	1.41		1.52	—	—	—	12.28	0.95		1.22		0.97		40	14.13		0
11/01/07	10/31/08	17.98	0.27	(6.51)		(6.24)	(0.21)	(0.77)	(0.98)	10.76	0.86		0.90		1.71		43	(36.52)		0
04/02/07	10/31/07	16.51	—	1.47	(b)	1.47	—	—	—	17.98	0.91	(d)	0.91	(d)	0.05	(d)	45	8.90	(e)	1

Eagle Mid Cap Growth Fund
Class A*
11/01/10	04/30/11	28.03	(0.08)	6.22		6.14	—	—	—	34.17	1.20	(d)	1.20	(d)	(0.52	)(d)	41	21.91	(e)	229
11/01/09	10/31/10	21.25	(0.09)	6.87		6.78	—	—	—	28.03	1.33		1.33		(0.36)		96	31.91		140
11/01/08	10/31/09	18.63	(0.11)	2.73		2.62	—	—	—	21.25	1.44		1.44		(0.59)		127	14.06		95
11/01/07	10/31/08	34.48	(0.20)	(10.29)		(10.49)	—	(5.36)	(5.36)	18.63	1.30		1.30		(0.74)		141	(35.68)		86
11/01/06	10/31/07	28.11	(0.24)	9.18	(b)	8.94	—	(2.57)	(2.57)	34.48	1.36		1.36		(0.80)		98	34.28		130
11/01/05	10/31/06	26.72	(0.14)	2.95	(b)	2.81	—	(1.42)	(1.42)	28.11	1.29		1.29		(0.49)		111	10.70		135
Class C*
11/01/10	04/30/11	24.71	(0.17)	5.47		5.30	—	—	—	30.01	1.95	(d)	1.95	(d)	(1.26	)(d)	41	21.45	(e)	80
11/01/09	10/31/10	18.88	(0.24)	6.07		5.83	—	—	—	24.71	2.10		2.10		(1.11)		96	30.88		58
11/01/08	10/31/09	16.68	(0.23)	2.43		2.20	—	—	—	18.88	2.22		2.22		(1.36)		127	13.19		45
11/01/07	10/31/08	31.65	(0.36)	(9.25)		(9.61)	—	(5.36)	(5.36)	16.68	2.05		2.05		(1.48)		141	(36.16)		42
11/01/06	10/31/07	26.18	(0.42)	8.46	(b)	8.04	—	(2.57)	(2.57)	31.65	2.11		2.11		(1.54)		98	33.28		69
11/01/05	10/31/06	25.15	(0.32)	2.77	(b)	2.45	—	(1.42)	(1.42)	26.18	2.04		2.04		(1.23)		111	9.90		64
Class I*
11/01/10	04/30/11	28.58	(0.04)	6.34		6.30	—	—	—	34.88	0.91	(d)	0.89	(d)	(0.27	)(d)	41	22.04	(e)	44
11/01/09	10/31/10	21.58	(0.02)	7.02		7.00	—	—	—	28.58	0.95		0.95		(0.07)		96	32.44		15
11/01/08	10/31/09	18.83	(0.02)	2.77		2.75	—	—	—	21.58	0.95		1.05		(0.13)		127	14.60		6
11/01/07	10/31/08	34.69	(0.12)	(10.38)		(10.50)	—	(5.36)	(5.36)	18.83	0.95		1.04		(0.54)		141	(35.46)		0
11/01/06	10/31/07	28.16	(0.11)	9.21	(b)	9.10	—	(2.57)	(2.57)	34.69	0.95		1.08		(0.37)		98	34.83		0
06/21/06	10/31/06	26.63	(0.04)	1.57	(b)	1.53	—	—	—	28.16	0.95	(d)	1.05	(d)	(0.42	)(d)	111	5.75	(e)	0
Class R-3*
11/01/10	04/30/11	27.88	(0.12)	6.18		6.06	—	—	—	33.94	1.45	(d)	1.45	(d)	(0.75	)(d)	41	21.74	(e)	3
11/01/09	10/31/10	21.19	(0.19)	6.88		6.69	—	—	—	27.88	1.61		1.61		(0.72)		96	31.57		1
01/12/09	10/31/09	16.84	(0.15)	4.50		4.35	—	—	—	21.19	1.74	(d)	1.74	(d)	(0.94	)(d)	127	25.83	(e)	0

42	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods†			From investment operations				Dividends & distributions				Ratios to daily average net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Begi nning	Ending
Eagle Mid Cap Growth Fund (cont’d)
Class R-5*
11/01/10	04/30/11	$28.56	$(0.06)	$6.36		$6.30	$—	$—	$—	$34.86	0.90	(d)	0.88	(d)	(0.38	)(d)	41	22.06	(e)	$3
12/28/09	10/31/10	24.70	(0.12)	3.98		3.86	—	—	—	28.56	0.95	(d)	1.15	(d)	(0.44	)(d)	96	15.63	(e)	0

Eagle Mid Cap Stock Fund
Class A*
11/01/10	04/30/11	25.37	(0.01)	4.05		4.04	—	—	—	29.41	1.13	(d)	1.13	(d)	(0.06	)(d)	124	15.92	(e)	770
11/01/09	10/31/10	21.10	(0.07)	4.34		4.27	—	—	—	25.37	1.20		1.20		(0.32)		245	20.24		736
11/01/08	10/31/09	18.34	(0.03)	2.79		2.76	—	—	—	21.10	1.26		1.26		(0.18)		196	15.05		812
11/01/07	10/31/08	32.59	(0.09)	(10.83)		(10.92)	—	(3.33)	(3.33)	18.34	1.15		1.15		(0.34)		176	(37.04)		780
11/01/06	10/31/07	30.12	(0.06)	5.61	(b)	5.55	—	(3.08)	(3.08)	32.59	1.13		1.13		(0.18)		185	20.08		1,312
11/01/05	10/31/06	27.79	(0.10)	4.39	(b)	4.29	—	(1.96)	(1.96)	30.12	1.13		1.13		(0.35)		180	16.18		904
Class C*
11/01/10	04/30/11	22.28	(0.10)	3.55		3.45	—	—	—	25.73	1.88	(d)	1.88	(d)	(0.82	)(d)	124	15.48	(e)	265
11/01/09	10/31/10	18.67	(0.21)	3.82		3.61	—	—	—	22.28	1.93		1.93		(1.06)		245	19.34		239
11/01/08	10/31/09	16.34	(0.15)	2.48		2.33	—	—	—	18.67	2.00		2.00		(0.93)		196	14.26		232
11/01/07	10/31/08	29.62	(0.25)	(9.70)		(9.95)	—	(3.33)	(3.33)	16.34	1.88		1.88		(1.07)		176	(37.53)		229
11/01/06	10/31/07	27.83	(0.26)	5.13	(b)	4.87	—	(3.08)	(3.08)	29.62	1.88		1.88		(0.94)		185	19.21		410
11/01/05	10/31/06	26.00	(0.29)	4.08	(b)	3.79	—	(1.96)	(1.96)	27.83	1.88		1.88		(1.10)		180	15.31		345
Class I*
11/01/10	04/30/11	25.79	0.03	4.12		4.15	—	—	—	29.94	0.84	(d)	0.84	(d)	0.23	(d)	124	16.09	(e)	279
11/01/09	10/31/10	21.36	0.01	4.42		4.43	—	—	—	25.79	0.79		0.79		0.06		245	20.74		340
11/01/08	10/31/09	18.49	0.03	2.84		2.87	—	—	—	21.36	0.87		0.87		0.16		196	15.52		254
11/01/07	10/31/08	32.74	—	(10.92)		(10.92)	—	(3.33)	(3.33)	18.49	0.81		0.81		(0.02)		176	(36.85)		79
11/01/06	10/31/07	30.15	0.05	5.62	(b)	5.67	—	(3.08)	(3.08)	32.74	0.81		0.81		0.17		185	20.50		94
06/06/06	10/31/06	28.21	(0.01)	1.95	(b)	1.94	—	—	—	30.15	0.84	(d)	0.84	(d)	(0.15	)(d)	180	6.88	(e)	17
Class R-3*
11/01/10	04/30/11	25.17	(0.05)	4.02		3.97	—	—	—	29.14	1.37	(d)	1.37	(d)	(0.35	)(d)	124	15.77	(e)	5
11/01/09	10/31/10	20.98	(0.13)	4.32		4.19	—	—	—	25.17	1.41		1.41		(0.57)		245	19.97		4
11/01/08	10/31/09	18.26	(0.06)	2.78		2.72	—	—	—	20.98	1.40		1.40		(0.35)		196	14.90		3
11/01/07	10/31/08	32.52	(0.13)	(10.80)		(10.93)	—	(3.33)	(3.33)	18.26	1.33		1.33		(0.53)		176	(37.16)		1
11/01/06	10/31/07	30.10	(0.10)	5.60	(b)	5.50	—	(3.08)	(3.08)	32.52	1.29		1.29		(0.33)		185	19.91		1
08/10/06	10/31/06	27.82	(0.04)	2.32	(b)	2.28	—	—	—	30.10	1.27	(d)	1.27	(d)	(0.60	)(d)	180	8.20	(e)	0
Class R-5*
11/01/10	04/30/11	25.83	0.03	4.13		4.16	—	—	—	29.99	0.83	(d)	0.83	(d)	0.24	(d)	124	16.11	(e)	85
11/01/09	10/31/10	21.39	0.02	4.42		4.44	—	—	—	25.83	0.78		0.78		0.09		245	20.76		72
11/01/08	10/31/09	18.50	0.05	2.84		2.89	—	—	—	21.39	0.79		0.79		0.28		196	15.62		60
11/01/07	10/31/08	32.73	0.02	(10.92)		(10.90)	—	(3.33)	(3.33)	18.50	0.74		0.74		0.06		176	(36.80)		24
11/01/06	10/31/07	30.13	0.07	5.61	(b)	5.68	—	(3.08)	(3.08)	32.73	0.75		0.75		0.23		185	20.55		34
10/02/06	10/31/06	28.96	—	1.17	(b)	1.17	—	—	—	30.13	0.67	(d)	0.67	(d)	(0.15	)(d)	180	4.04	(e)	12

Eagle Small Cap Core Value Fund
Class A*
11/01/10	04/30/11	19.63	(0.03)	4.52		4.49	—	(1.76)	(1.76)	22.36	1.50	(d)	1.52	(d)	(0.32	)(d)	31	24.18	(e)	13
11/01/09	10/31/10	16.54	(0.09)	3.75		3.66	—	(0.57)	(0.57)	19.63	1.50		1.67		(0.46)		22	22.63		10
11/03/08	10/31/09	14.29	(0.07)	2.32		2.25	—	—	—	16.54	1.48	(d)	4.53	(d)	(0.45	)(d)	23	15.75	(e)	6
Class C*
11/01/10	04/30/11	19.32	(0.11)	4.43		4.32	—	(1.76)	(1.76)	21.88	2.30	(d)	2.27	(d)	(1.12	)(d)	31	23.65	(e)	7
11/01/09	10/31/10	16.41	(0.23)	3.71		3.48	—	(0.57)	(0.57)	19.32	2.30		2.49		(1.25)		22	21.69		5
11/03/08	10/31/09	14.29	(0.19)	2.31		2.12	—	—	—	16.41	2.28	(d)	5.37	(d)	(1.27	)(d)	23	14.84	(e)	3
Class I*
11/01/10	04/30/11	19.80	0.02	4.56		4.58	(0.01)	(1.76)	(1.77)	22.61	0.95	(d)	1.22	(d)	0.23	(d)	31	24.48	(e)	68
11/01/09	10/31/10	16.59	0.02	3.77		3.79	(0.01)	(0.57)	(0.58)	19.80	0.95		1.56		0.11		22	23.39		56
03/09/09	10/31/09	9.65	(0.01)	6.95		6.94	—	—	—	16.59	0.95	(d)	1.80	(d)	(0.04	)(d)	23	71.92	(e)	49
Class R-3*
11/01/10	04/30/11	19.60	(0.06)	4.52		4.46	—	(1.76)	(1.76)	22.30	1.70	(d)	1.75	(d)	(0.54	)(d)	31	24.05	(e)	0
12/28/09	10/31/10	17.86	(0.11)	1.85		1.74	—	—	—	19.60	1.71	(d)	2.68	(d)	(0.69	)(d)	22	9.74	(e)	0

The accompanying notes are an integral part of the financial statements.	43

Financial Highlights

Fiscal periods†			From investment operations				Dividends & distributions				Ratios to daily average net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Small Cap Core Value Fund (cont’d)
Class R-5*
11/01/10	04/30/11	$19.79	$0.02	$4.57		$4.59	$(0.02)	$(1.76)	$(1.78)	$22.60	0.95	(d)	1.25	(d)	0.23	(d)	31	24.50	(e)	$0
12/28/09	10/31/10	17.92	0.01	1.86		1.87	—	—	—	19.79	0.97	(d)	1.96	(d)	0.05	(d)	22	10.44	(e)	0

Eagle Small Cap Growth Fund
Class A*
11/01/10	04/30/11	33.79	(0.13)	9.27		9.14	—	—	—	42.93	1.13	(d)	1.13	(d)	(0.67	)(d)	15	27.05	(e)	400
11/01/09	10/31/10	25.10	(0.16)	8.85		8.69	—	—	—	33.79	1.31		1.31		(0.55)		49	34.62		266
11/01/08	10/31/09	22.52	(0.18)	2.76		2.58	—	—	—	25.10	1.37		1.37		(0.83)		110	11.46		200
11/01/07	10/31/08	41.33	(0.16)	(12.81)		(12.97)	—	(5.84)	(5.84)	22.52	1.27		1.27		(0.50)		51	(35.81)		189
11/01/06	10/31/07	37.87	(0.15)	6.46	(b)	6.31	—	(2.85)	(2.85)	41.33	1.25		1.25		(0.38)		64	17.65		327
11/01/05	10/31/06	32.93	(0.15)	6.23	(b)	6.08	—	(1.14)	(1.14)	37.87	1.24		1.24		(0.43)		49	18.89		269
Class C*
11/01/10	04/30/11	28.65	(0.23)	7.85		7.62	—	—	—	36.27	1.88	(d)	1.88	(d)	(1.42	)(d)	15	26.60	(e)	109
11/01/09	10/31/10	21.44	(0.31)	7.52		7.21	—	—	—	28.65	2.05		2.05		(1.25)		49	33.63		72
11/01/08	10/31/09	19.40	(0.30)	2.34		2.04	—	—	—	21.44	2.17		2.17		(1.63)		110	10.52		60
11/01/07	10/31/08	36.69	(0.34)	(11.11)		(11.45)	—	(5.84)	(5.84)	19.40	2.02		2.02		(1.25)		51	(36.26)		59
11/01/06	10/31/07	34.17	(0.39)	5.76	(b)	5.37	—	(2.85)	(2.85)	36.69	2.00		2.00		(1.12)		64	16.75		110
11/01/05	10/31/06	30.03	(0.38)	5.66	(b)	5.28	—	(1.14)	(1.14)	34.17	1.99		1.99		(1.18)		49	18.02		100
Class I*
11/01/10	04/30/11	34.41	(0.08)	9.44		9.36	—	—	—	43.77	0.82	(d)	0.82	(d)	(0.40	)(d)	15	27.20	(e)	418
11/01/09	10/31/10	25.44	(0.12)	9.09		8.97	—	—	—	34.41	0.86		0.86		(0.34)		49	35.26		97
11/01/08	10/31/09	22.72	(0.08)	2.80		2.72	—	—	—	25.44	0.87		0.87		(0.37)		110	11.97		20
11/01/07	10/31/08	41.51	(0.08)	(12.87)		(12.95)	—	(5.84)	(5.84)	22.72	0.93		0.93		(0.27)		51	(35.57)		10
11/01/06	10/31/07	37.91	(0.06)	6.51	(b)	6.45	—	(2.85)	(2.85)	41.51	0.95		0.96		(0.15)		64	18.03		2
06/27/06	10/31/06	33.68	(0.02)	4.25	(b)	4.23	—	—	—	37.91	0.95	(d)	1.08	(d)	(0.14	)(d)	49	12.56	(e)	0
Class R-3*
11/01/10	04/30/11	33.52	(0.20)	9.21		9.01	—	—	—	42.53	1.37	(d)	1.37	(d)	(1.02	)(d)	15	26.88	(e)	10
11/01/09	10/31/10	24.96	(0.19)	8.75		8.56	—	—	—	33.52	1.55		1.55		(0.66)		49	34.29		2
11/01/08	10/31/09	22.44	(0.18)	2.70		2.52	—	—	—	24.96	1.54		1.54		(1.01)		110	11.23		2
11/01/07	10/31/08	41.25	(0.20)	(12.77)		(12.97)	—	(5.84)	(5.84)	22.44	1.42		1.42		(0.67)		51	(35.88)		1
11/01/06	10/31/07	37.88	(0.28)	6.50	(b)	6.22	—	(2.85)	(2.85)	41.25	1.37		1.37		(0.65)		64	17.40		1
09/19/06	10/31/06	35.99	(0.03)	1.92	(b)	1.89	—	—	—	37.88	1.60	(d)	2.05	(d)	(1.04	)(d)	49	5.25	(e)	0
Class R-5*
11/01/10	04/30/11	34.39	(0.08)	9.44		9.36	—	—	—	43.75	0.83	(d)	0.83	(d)	(0.40	)(d)	15	27.22	(e)	103
11/01/09	10/31/10	25.43	(0.04)	9.00		8.96	—	—	—	34.39	0.88		0.88		(0.14)		49	35.23		49
11/01/08	10/31/09	22.72	(0.09)	2.80		2.71	—	—	—	25.43	0.90		0.90		(0.40)		110	11.93		30
11/01/07	10/31/08	41.50	(0.05)	(12.89)		(12.94)	—	(5.84)	(5.84)	22.72	0.90		0.90		(0.15)		51	(35.55)		11
11/01/06	10/31/07	37.88	—	6.47	(b)	6.47	—	(2.85)	(2.85)	41.50	0.88		0.88		(0.01)		64	18.10		15
10/02/06	10/31/06	35.86	—	2.02	(b)	2.02	—	—	—	37.88	0.83	(d)	0.83	(d)	(0.10	)(d)	49	5.63	(e)	13

* Per share amounts have been calculated using the monthly average share method.

† The data for fiscal periods ending after October 31, 2010 are unaudited.

(a) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges. (b) Includes redemption fee amounts that represent less than $0.01 per share. (c) Denotes a partial period when the Eagle International Equity Fund, Eagle Growth & Income Fund and Eagle Capital Appreciation Fund changed their fiscal and tax year ends to October 31. (d) Annualized. (e) Not annualized. (f) Includes tax return of capital distribution of $0.02 per share. (g) There were no shares outstanding from February 25, 2009 through March 12, 2009.

44	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(UNAUDITED)	04.30.2011

NOTE 1  |  Organization and investment objective The Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (each a “Trust” and collectively the “Trusts” or the “Eagle Family of Funds”) are organized as separate Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Members of the Boards of Trustees (“Boards”) for the Trusts may serve as Trustees for one or more of the Trusts. Each Trust offers shares in the following series (each a “Fund” and collectively the “Funds”) and are advised by Eagle Asset Management, Inc. (“Eagle” or “Manager”).

•	The Eagle Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation.

•	The Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

The Eagle Series Trust currently offers shares in seven series:

•	The Eagle International Equity Fund (“International Equity Fund”) seeks capital appreciation principally through investment in a portfolio of international equity securities,

•	The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund”) seeks current income and preservation of capital,

•	The Eagle Large Cap Core Fund (“Large Cap Core Fund”) seeks long-term growth through capital appreciation,

•	The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,

•	The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund”) seeks long-term capital appreciation,

•	The Eagle Small Cap Core Value Fund (“Small Cap Core Value Fund”) seeks capital growth, and

•	The Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation.

Class offerings Each Fund is authorized and currently offers Class A, Class C, Class I, Class R-3 and Class R-5 shares to qualified buyers.

•

For all funds except the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than

$1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed within one year of purchase.

•	Class I, Class R-3 and Class R-5 shares are each sold without a front-end sales charge or a CDSC to qualified buyers.

NOTE 2  |  Significant accounting policies

Use of estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities The price of each Fund’s shares is based on the NAV per share of each class of a Fund. The Funds determine the NAV of their shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. Eastern time), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

•	The quotation may be unreliable because the security is not traded frequently;

•	Trading on the security ceased before the close of the trading market;

•	Security is newly issued;

•	Issuer-specific events occurred after the security ceased trading; or

45

Notes to Financial Statements

(UNAUDITED)	04.30.2011

•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer-specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. market.

Both the latest transaction prices and adjustments are furnished by an independent pricing service subject to supervision by the Boards. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Boards. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Boards. Pursuant to the Procedures, the Boards have delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trusts and other employees of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day. Fair value pricing may deter shareholders from trading the Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange traded equity securities Market quotations are generally available and reliable for domestic exchange traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign equity securities If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of a Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

•

Fixed income securities Government, corporate, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

•	Short-term securities The amortized cost method of security valuation is used by the Funds (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended)

46

Notes to Financial Statements

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for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

•	Futures and options Futures and options are valued on the basis of market quotations, if available.

•	Investment companies Investments in other investment companies are valued at their reported net asset value.

Fair value measurement Each Fund utilizes a three level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined below:

Level 1—Valuations based on quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2011.

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Capital Appreciation Fund
Domestic common stock (a)	$661,109,464	$—	$661,109,464
Total investment portfolio	$661,109,464	$—	$661,109,464
Growth & Income Fund
Domestic common stock (a)	$157,722,077	$—	$157,722,077
Foreign common stock
Beverages	—	5,952,480	5,952,480
Cosmetics/personal care	3,653,909	—	3,653,909
Diversified financial services	—	4,643,825	4,643,825
Electric	7,291,503	—	7,291,503
Food	5,320,335	—	5,320,335
Insurance	2,692,331	—	2,692,331
Internet	3,123,376	—	3,123,376

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Growth & Income Fund (cont’d)
Media	$—	$2,551,322	$2,551,322
Oil & gas	15,873,246	8,171,466	24,044,712
Pharmaceuticals	9,160,232	—	9,160,232
Telecommunications	7,158,675	8,811,651	15,970,326
Investment companies	7,204,986	—	7,204,986
Domestic preferred stocks (a)	3,085,232	—	3,085,232
Total investment portfolio	$222,285,902	$30,130,744	$252,416,646
International Equity Fund
Aerospace/defense	$473,127	$2,773	$475,900
Apparel	215,423	—	215,423
Auto manufacturers	2,584,325	2,575,340	5,159,665
Auto parts & equipment	—	255,115	255,115
Banks	7,880,252	640,322	8,520,574
Beverages	1,160,398	367,452	1,527,850
Biotechnology	—	604,393	604,393
Building materials	985,327	965,831	1,951,158
Chemicals	1,723,486	238,206	1,961,692
Cosmetics/personal care	319,763	490,566	810,329
Distribution/wholesale	797,451	641,197	1,438,648
Electric	642,622	—	642,622
Electrical components & equipment	553,736	266,542	820,278
Electronics	174,921	—	174,921
Engineering & construction	3,333,512	417,078	3,750,590
Food	1,770,700	1,328,943	3,099,643
Food service	350,382	—	350,382
Forest products & paper	700,702	—	700,702
Hand/machine tools	—	238,043	238,043
Healthcare products	2,442,735	221,839	2,664,574
Healthcare services	280,593	—	280,593
Holding companies— diversified	777,981	951,061	1,729,042
Household products/wares	282,832	—	282,832
Insurance	1,440,275	—	1,440,275
Internet	1,984,326	—	1,984,326
Lodging	—	881,158	881,158
Machinery—construction & mining	403,181	1,163,400	1,566,581
Machinery—diversified	690,814	468,280	1,159,094
Media	240,425	—	240,425
Mining	3,308,137	3,677,696	6,985,833

47

Notes to Financial Statements

(UNAUDITED)	04.30.2011

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
International Equity Fund (cont’d)
Miscellaneous manufacturer	$185,922	$—	$185,922
Office/business equipment	—	182,810	182,810
Oil & gas	3,289,079	4,742,132	8,031,211
Oil & gas services	286,072	757,841	1,043,913
Pharmaceuticals	2,153,202	1,431,515	3,584,717
Real estate	1,608,318	—	1,608,318
Retail	1,651,904	1,403,417	3,055,321
Semiconductors	62,233	779,788	842,021
Telecommunications	799,521	3,554,909	4,354,430
Transportation	—	166,287	166,287
Foreign preferred stocks
Auto Manufacturers	676,080	—	676,080
Household products/wares	184,900	—	184,900
Investment companies (a)	268,966	—	268,966
Other financial instruments (appreciation) (b)	7,008	—	7,008
Other financial instruments (depreciation) (b)	(151,561)	—	(151,561)
Total investment portfolio	$46,539,070	$29,413,934	$75,953,004
Investment Grade Bond Fund
Domestic corporate bonds (a)	$—	$47,433,176	$47,433,176
U.S. Government Agency securities (a)	—	6,659,537	6,659,537
U.S. Treasuries	—	20,013,173	20,013,173
Mortgage-backed obligations (a)	—	16,104,510	16,104,510
Supranational banks	—	4,085,621	4,085,621
Foreign government securities	—	4,679,259	4,679,259
Total investment portfolio	$—	$98,975,276	$98,975,276
Large Cap Core Fund
Domestic common stocks (a)	$145,670,907	$—	$145,670,907
Investment companies (a)	4,876,200	—	4,876,200
Total investment portfolio	$150,547,107	$—	$150,547,107
Mid Cap Growth Fund
Domestic common stocks (a)	$353,500,733	$—	$353,500,733
Total investment portfolio	$353,500,733	$—	$353,500,733
Mid Cap Stock Fund
Domestic common stocks (a)	$1,381,384,948	$—	$1,381,384,948
Total investment portfolio	$1,381,384,948	$—	$1,381,384,948

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Small Cap Core Value Fund
Domestic common stocks (a)	$84,829,980	$—	$84,829,980
Investment Companies (a)	411,537	—	411,537
Total investment portfolio	$85,241,517	$—	$85,241,517
Small Cap Growth Fund
Domestic common stock (a)	$1,024,724,283	$—	$1,024,724,283
Total Investment portfolio	$1,024,724,283	$—	$1,024,724,283
(a) Please see the investment portfolio for detail by industry.
(b) Other financial instruments include foreign forward currency contracts which are valued at the unrealized appreciation/(depreciation) of the instrument.

As of April 30, 2011, no Fund had any investments classified as Level 3, and there were no significant transfers in and out of levels 1, 2, or 3.

Derivative instruments Authoritative guidance over derivatives requires qualitative disclosures about the objectives and strategies for using derivative instruments, quantitative disclosures about the fair value of, and gains and losses on, derivative instruments, as well as disclosures about credit-risk-related contingent features in derivative agreements.

During the period ended April 30, 2011, the International Equity Fund engaged in limited derivative activity. The contract amounts in the Investment Portfolio are representative of typical volumes.

Fair values of derivative instruments for the International Equity Fund as of April 30, 2011 are as follows:

Type of derivative	Balance sheet location	Value
Assets
Forward foreign currency contracts	Unrealized gain on forward currency contracts	$7,008
Liabilities
Forward foreign currency contracts	Unrealized loss on forward currency contracts	$151,561

48

Notes to Financial Statements

(UNAUDITED)	04.30.2011

The effect of derivative instruments on the International Equity Fund’s Statement of Operations for the period ended April 30, 2011 is as follows:

Type of derivative	Forward foreign currency contracts
Location of gain (loss) on derivatives recognized in income	Net realized gain (loss) on foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies
Realized gain (loss) on derivatives recognized in income	$(287,493)
Change in unrealized appreciation (depreciation) on derivatives recognized in income	$11,989

During the period ended April 30, 2011, no other Fund engaged in derivative activity.

Foreign currency transactions The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. Each Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes. Net realized gain (loss) from foreign currency transactions also includes the effect of any Brazilian IOF tax.

Forward foreign currency contracts Each of the Funds except the Small Cap Growth Fund is authorized to enter into forward foreign currency contracts which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward foreign currency contracts are translated to U.S. dollars using forward exchange rates provided by a pricing service as of the close of the NYSE each valuation day and the unrealized gain or loss is included in the Statement of Assets and Liabilities. When the contracts are closed, the gain or loss is realized. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Real estate investment trusts (“REITs”) There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Repurchase agreements Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which, at the time of purchase, is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, each Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. At April 30, 2011, no Fund held a repurchase agreement.

Revenue recognition Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Expenses Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Boards. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets.

49

Notes to Financial Statements

(UNAUDITED)	04.30.2011

Class allocations Each class of shares has equal rights to earnings and assets except that each class may bear different expense for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Distribution of income and gains In each Fund except the Investment Grade Bond Fund and the Growth & Income Fund, distributions of net investment income are made annually. Distributions of net investment income in the Investment Grade Bond Fund and the Growth & Income Fund are made monthly and quarterly, respectively. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Dividends paid to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/10 to 04/30/11	11/1/09 to 10/31/10
Growth & Income Fund
Class A	$1,328,018	$1,850,645
Class C	500,624	634,872
Class I	169,604	119,020
Class R-3	3,755	4,819
Class R-5	31	38
International Equity Fund
Class A	838,237	—
Class C	738,065	—
Class I	13,109	—
Class R-3	64	—
Class R-5	74	—
Investment Grade Bond Fund
Class A	424,503	261,590
Class C	241,016	116,920
Class I	31,213	11,613
Class R-3	385	72
Class R-5	25	24

Distributions from net investment income (cont’d)	11/1/10 to 04/30/11	11/1/09 to 10/31/10
Large Cap Core Fund
Class A	$20,050	$50,802
Class C	—	—
Class I	796,534	914,784
Class R-3	1	—
Class R-5	149	161
Small Cap Core Value Fund
Class A	—	—
Class C	—	—
Class I	38,786	37,838
Class R-3	—	—
Class R-5	2	—

Distributions paid to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/10 to 04/30/11	11/1/09 to 10/31/10
Investment Grade Bond Fund
Class A	$255,024	$—
Class C	266,145	—
Class I	17,813	—
Class R-3	283	—
Class R-5	13	—
Small Cap Core Value Fund
Class A	920,371	233,817
Class C	462,137	131,025
Class I	4,901,232	1,662,986
Class R-3	246	—
Class R-5	246	—

Offering and organizational costs Offering costs of $79,835 associated with the formation of the Investment Grade Bond Fund were accounted for as a deferred charge and are amortized on a straight-line basis over 12 months from the date of commencement of operations. For the period ended April 30, 2011, the Fund amortized to expense the remaining $26,827 of offering costs that had been deferred.

Other In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However,

50

Notes to Financial Statements

(UNAUDITED)	04.30.2011

based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities For the period ended April 30, 2011, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Fund	$143,542,239	$144,740,069
Growth & Income Fund	59,323,815	35,083,392
International Equity Fund	28,616,633	44,885,455
Investment Grade Bond Fund	43,227,106	40,597,854
Large Cap Core Fund	28,890,435	25,134,956
Mid Cap Growth Fund	199,342,583	114,445,478
Mid Cap Stock Fund	1,747,714,951	1,958,669,902
Small Cap Core Value Fund	23,669,748	24,097,601
Small Cap Growth Fund	476,822,869	107,649,139

NOTE 4  |  Investment advisory fees and other transactions with affiliates Each Fund agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund was as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $ billion Over $1 billion	0.60% 0.55%
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%
International Equity Fund	First $100 million $100 million to $1 billion Over $1 billion	0.85% 0.65% 0.55%
Investment Grade Bond Fund	All assets	0.30%
Large Cap Core Fund	All assets	0.60%
Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Core Value Fund, Small Cap Growth Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%

For administrative services provided by the Manager, each Fund agreed to pay an administrative rate of 0.15% for Class A, Class C and Class R-3 shares and 0.10% for Class I and Class R-5.

Subadvisory fees The Manager entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds.

The Manager entered into a subadvisory agreement with unaffiliated parties to serve as subadviser to the Capital Appreciation Fund, Growth & Income Fund and International Equity Fund. The subadvisory agreement with the subadvisor to the Growth & Income Fund was terminated effective June 1, 2011.

The Manager entered into a subadvisory agreement with Eagle Boston Investment Management, Inc. (“EBIM”), an affiliate of Eagle, to serve as subadviser for the Small Cap Core Value Fund. Under this agreement, Eagle pays EBIM an annualized rate of 0.375% on the first $500 million of total assets, 0.35% on assets between $500 million and $1 billion, and 0.325% on all assets over $1 billion as a percentage of the Fund’s average daily net assets, computed daily and payable monthly.

Distribution and service fees Pursuant to the Class A, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Eagle Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. The distribution and service rate for Class A shares is 0.25%; for Class C shares is 1% and for Class R-3 shares is 0.50%. The Distribution plans for Class I and Class R-5 shares do not authorize a distribution fee to be paid from Fund assets.

Sales charges For the period ended April 30, 2011, total front-end and CDSCs paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class C
Capital Appreciation Fund	$33,180	$7	$1,309
Growth & Income Fund	115,282	—	2,845
International Equity Fund	11,495	—	1,071
Investment Grade Bond Fund	25,137	—	20,987
Large Cap Core Fund	1,652	8	490
Mid Cap Growth Fund	220,473	—	1,862
Mid Cap Stock Fund	162,090	2,216	4,653
Small Cap Core Value Fund	20,177	—	374
Small Cap Growth Fund	303,730	—	1,579

51

Notes to Financial Statements

(UNAUDITED)	04.30.2011

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions For the period ended April 30, 2011, total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Fund	$170,089	$—
Growth & Income Fund	81,250	—
International Equity Fund	85,924	—
Investment Grade Bond Fund	—	—
Large Cap Core Fund	32,116	—
Mid Cap Growth Fund	195,261	16,939
Mid Cap Stock Fund	1,972,732	8,469
Small Cap Core Value Fund	49,252	71
Small Cap Growth Fund	406,044	—

Internal audit fees RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Shareholder servicing fees Eagle Fund Services, Inc. (“EFS”), an affiliate of the Manager, is the shareholder servicing agent for each of the Funds. EFS’ actual cost of providing such services is reimbursed by the Funds on a pro-rata basis of each Fund’s relative total net assets. For the period ended April 30, 2011, the amount of Shareholder servicing fees charged to the Funds were as follows:

Shareholder servicing fees	Class A	Class C	Class I	Class R-3	Class R-5
Capital Appreciation Fund	$95,001	$10,123	$1,567	$247	$3,903
Growth & Income Fund	21,236	8,785	902	103	—
International Equity Fund	6,353	5,835	25	19	—
Investment Grade Bond Fund	3,288	4,474	313	5	—
Large Cap Core Fund	1,289	1,353	23,197	—	1
Mid Cap Growth Fund	25,334	7,210	2,003	289	16
Mid Cap Stock Fund	132,318	33,868	30,222	988	11,953
Small Cap Core Value Fund	1,106	819	11,470	—	—
Small Cap Growth Fund	55,143	10,383	17,685	478	7,847

Expense limitations Eagle has contractually agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceed the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I	Class R-3	Class R-5
Capital Appreciation Fund	1.40%	2.20%	0.95%	1.65%	0.95%
Growth & Income Fund	1.40%	2.20%	0.95%	1.65%	0.95%
International Equity Fund	1.75%	2.55%	1.15%	1.75%	1.15%
Investment Grade Bond Fund	0.85%	1.65%	0.60%	1.15%	0.60%
Large Cap Core Fund	1.40%	2.20%	0.95%	1.65%	0.95%
Mid Cap Growth Fund	1.50%	2.30%	0.95%	1.70%	0.95%
Mid Cap Stock Fund	1.50%	2.30%	0.95%	1.70%	0.95%
Small Cap Core Value Fund	1.50%	2.30%	0.95%	1.70%	0.95%
Small Cap Growth Fund	1.50%	2.30%	0.95%	1.70%	0.95%

For the period ended April 30, 2011, fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed	Fund Level	Class A	Class C
Capital Appreciation Fund	$—	$—	$—
Growth & Income Fund	—	—	—
International Equity Fund	132,077	129	397
Investment Grade Bond Fund	—	38,060	26,033
Large Cap Core Fund	—	—	—
Mid Cap Growth Fund	—	—	—
Mid Cap Stock Fund	—	—	—
Small Cap Core Value Fund	1	1,283	—
Small Cap Growth Fund	—	—	—

Expenses waived and/or reimbursed (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Fund	$—	$—	$—
Growth & Income Fund	—	—	—
International Equity Fund	465	3	4
Investment Grade Bond Fund	1,530	27	2
Large Cap Core Fund	81,324	—	16
Mid Cap Growth Fund	—	—	—
Mid Cap Stock Fund	—	—	—
Small Cap Core Value Fund	84,558	1	4
Small Cap Growth Fund	—	—	—

52

Notes to Financial Statements

(UNAUDITED)	04.30.2011

A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Eagle prior to their expiration date. Eagle must recover from the same class of shares any previously waived and/or reimbursed fees and expenses within two years from the Fund’s fiscal year end during which the fees and expenses where originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by Eagle when expenses in the current fiscal year fall below the expense rate limitation then in effect. The following table shows the amounts that Eagle may be allowed to recover by class of shares and the date in which these amounts will expire.

Recoverable expenses	10/31/2012	10/31/2011
Growth & Income Fund Class A	$—	$—
Growth & Income Fund Class C	—	—
Growth & Income Fund Class I	—	—
Growth & Income Fund Class R-3	—	—
Growth & Income Fund Class R-5	18	—
International Equity Fund	291,011	120,582
International Equity Fund Class A	2,335	28,859
International Equity Fund Class C	—	23,366
International Equity Fund Class I	448	118
International Equity Fund Class R-3	62	—
International Equity Fund Class R-5	38	—
Investment Grade Bond Fund	172,164	—
Investment Grade Bond Fund Class A	34,565	—
Investment Grade Bond Fund Class C	19,525	—
Investment Grade Bond Fund Class I	22,527	—
Investment Grade Bond Fund Class R-3	36	—
Investment Grade Bond Fund Class R-5	206	—
Large Cap Core Fund Class A	826	8,172
Large Cap Core Fund Class C	3,662	10,264
Large Cap Core Fund Class I	346,050	327,069
Large Cap Core Fund Class R-3	15	—
Large Cap Core Fund Class R-5	70	37
Mid Cap Growth Fund Class I	—	—
Mid Cap Growth Fund Class R-5	—	—
Small Cap Core Value Fund	102,180	281,547
Small Cap Core Value Fund Class A	4,099	8,003
Small Cap Core Value Fund Class C	4,755	5,378
Small Cap Core Value Fund Class I	239,365	134,164
Small Cap Core Value Fund Class R-3	21	—
Small Cap Core Value Fund Class R-5	21	—

For the six-month period ended April 30, 2011, the Manager recovered previously waived expenses as follows:

Recovered fees previously waived	Class A	Class C	Class R-3	Class R-5
Growth & Income Fund	$213	$2,156	$—	$1
Large Cap Core Fund	—	1,031	1	—
Mid Cap Growth	—	2,629	—	60
Small Cap Core Value Fund	—	845	—	—

Trustees and officers compensation Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are allocated on a pro rata basis among each fund in the Eagle Family of Funds. The pro rata allocation is for each Fund for which the Trustee is elected to serve. Certain officers of the Eagle Family of Funds may also be officers and/or directors of Eagle. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each fund in the Eagle Family of Funds.

NOTE 5  |  Federal income taxes and distributions Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for Federal income taxes is required since the Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/ tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences.

53

Notes to Financial Statements

(UNAUDITED)	04.30.2011

As of April 30, 2011, the identified cost of investments in securities owned by each Fund for Federal income tax purposes were as follows:

Identified cost
Capital Appreciation Fund	$479,809,345
Growth & Income Fund	210,740,378
International Equity Fund	57,204,681
Investment Grade Bond Fund	98,509,003
Large Cap Core Fund	119,032,299
Mid Cap Growth Fund	271,846,495
Mid Cap Stock Fund	1,233,905,171
Small Cap Core Value Fund	53,507,030
Small Cap Growth Fund	712,189,795

As of April 30, 2011, the net unrealized appreciation (depreciation) of investments in securities owned by each Fund were as follows:

	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Capital Appreciation Fund	$188,993,947	$(7,693,828)	$181,300,119
Growth & Income Fund	46,749,043	(5,072,775)	41,676,268
International Equity Fund	19,431,148	(538,272)	18,892,876
Investment Grade Bond Fund	969,022	(502,749)	466,273
Large Cap Core Fund	33,023,097	(1,508,289)	31,514,808
Mid Cap Growth Fund	84,268,560	(2,614,322)	81,654,238
Mid Cap Stock Fund	159,172,868	(11,693,091)	147,479,777
Small Cap Core Value Fund	32,910,039	(1,175,552)	31,734,487
Small Cap Growth Fund	316,471,659	(3,937,171)	312,534,488

NOTE 6  |  Subsequent events The Manager has evaluated subsequent events through June 15, 2011, the date these financial statements were issued, and determined that no material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Effective June 1, 2011, Eagle Asset Management terminated the subadvisory agreement with Thornburg Investment Management, Inc. and took over the day-to-day responsibility of the Eagle Growth & Income Fund’s Investment Portfolio.

54

Understanding Your Ongoing Costs

(UNAUDITED)	04.30.2011

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in each Fund on November 1, 2010, and held through April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

	Beginning account value November 1, 2010	Ending account value April 30, 2011	Expenses paid during period (a)	Annualized expense ratio
Eagle Capital Appreciation Fund
Class A	$1,000.00	$1,132.20	$6.40	1.21%
Class C	$1,000.00	$1,128.50	$10.34	1.96%
Class I	$1,000.00	$1,134.00	$4.87	0.92%
Class R-3	$1,000.00	$1,131.00	$7.77	1.47%
Class R-5	$1,000.00	$1,134.20	$4.82	0.91%
Eagle Growth & Income Fund
Class A	$1,000.00	$1,118.80	$6.15	1.17%
Class C	$1,000.00	$1,114.00	$10.06	1.92%
Class I	$1,000.00	$1,119.70	$4.68	0.89%
Class R-3	$1,000.00	$1,117.00	$7.45	1.42%
Class R-5	$1,000.00	$1,119.80	$4.99	0.95%
Eagle International Equity Fund
Class A	$1,000.00	$1,102.00	$8.91	1.71%
Class C	$1,000.00	$1,098.00	$12.80	2.46%
Class I	$1,000.00	$1,103.60	$6.00	1.15%
Class R-3	$1,000.00	$1,104.50	$9.13	1.75%
Class R-5	$1,000.00	$1,106.10	$6.01	1.15%
Eagle Investment Grade Bond Fund
Class A	$1,000.00	$989.70	$4.19	0.85%
Class C	$1,000.00	$985.90	$8.12	1.65%
Class I	$1,000.00	$990.70	$2.96	0.60%
Class R-3	$1,000.00	$987.60	$5.67	1.15%
Class R-5	$1,000.00	$990.70	$2.96	0.60%
Eagle Large Cap Core Fund
Class A	$1,000.00	$1,169.50	$7.42	1.38%
Class C	$1,000.00	$1,164.60	$11.54	2.15%
Class I	$1,000.00	$1,172.40	$5.12	0.95%
Class R-3	$1,000.00	$1,168.10	$8.87	1.65%
Class R-5	$1,000.00	$1,172.40	$5.12	0.95%
Eagle Mid Cap Growth Fund
Class A	$1,000.00	$1,219.10	$6.60	1.20%
Class C	$1,000.00	$1,214.50	$10.71	1.95%
Class I	$1,000.00	$1,220.40	$5.01	0.91%
Class R-3	$1,000.00	$1,217.40	$7.97	1.45%
Class R-5	$1,000.00	$1,220.60	$4.96	0.90%
Eagle Mid Cap Stock Fund
Class A	$1,000.00	$1,159.20	$6.05	1.13%
Class C	$1,000.00	$1,154.80	$10.04	1.88%
Class I	$1,000.00	$1,160.90	$4.50	0.84%
Class R-3	$1,000.00	$1,157.70	$7.33	1.37%
Class R-5	$1,000.00	$1,161.10	$4.45	0.83%
Eagle Small Cap Core Value Fund
Class A	$1,000.00	$1,241.80	$8.34	1.50%
Class C	$1,000.00	$1,236.50	$12.75	2.30%
Class I	$1,000.00	$1,244.80	$5.29	0.95%
Class R-3	$1,000.00	$1,240.50	$9.44	1.70%
Class R-5	$1,000.00	$1,245.00	$5.29	0.95%
Eagle Small Cap Growth Fund
Class A	$1,000.00	$1,270.50	$6.36	1.13%
Class C	$1,000.00	$1,266.00	$10.56	1.88%
Class I	$1,000.00	$1,272.00	$4.62	0.82%
Class R-3	$1,000.00	$1,268.80	$7.71	1.37%
Class R-5	$1,000.00	$1,272.20	$4.68	0.83%

(a) Expenses are calculated using each Funds’ annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (181), and then dividing that result by the actual number of days in the fiscal year (365).

55

Understanding Your Ongoing Costs

(UNAUDITED)	04.30.2011

Hypothetical example for comparison purposes  |  All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund’s expenses based on a $1,000 investment held from November 1, 2010 through April 30, 2011 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

	Beginning account value November 1, 2010	Ending account value April 30, 2011	Expenses paid during period (a)	Annualized expense ratio
Eagle Capital Appreciation Fund
Class A	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,015.08	$9.79	1.96%
Class I	$1,000.00	$1,020,23	$4.61	0.92%
Class R-3	$1,000.00	$1,017.50	$7.35	1.47%
Class R-5	$1,000.00	$1,020.28	$4.56	0.91%
Eagle Growth & Income Fund
Class A	$1,000.00	$1,018.99	$5.86	1.17%
Class C	$1,000.00	$1,015.27	$9.59	1.92%
Class I	$1,000.00	$1,020.38	$4.46	0.89%
Class R-3	$1,000.00	$1,017.75	$7.10	1.42%
Class R-5	$1,000.00	$1,020.08	$4.76	0.95%
Eagle International Equity Fund
Class A	$1,000.00	$1,016.31	$8.55	1.71%
Class C	$1,000.00	$1,012.60	$12.28	2.46%
Class I	$1,000.00	$1,019.09	$5.76	1.15%
Class R-3	$1,000.00	$1,016.12	$8.75	1.75%
Class R-5	$1,000.00	$1,019.09	$5.76	1.15%
Eagle Investment Grade Bond Fund
Class A	$1,000.00	$1,020.58	$4.26	0.85%
Class C	$1,000.00	$1,016.61	$8.25	1.65%
Class I	$1,000.00	$1,021.82	$3.01	0.60%
Class R-3	$1,000.00	$1,019.09	$5.76	1.15%
Class R-5	$1,000.00	$1,021.82	$3.01	0.60%
Eagle Large Cap Core Fund
Class A	$1,000.00	$1,017.95	$6.90	1.38%
Class C	$1,000.00	$1,014.13	$10.74	2.15%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Class R-3	$1,000.00	$1,016.61	$8.25	1.65%
Class R-5	$1,000.00	$1,020.08	$4.76	0.95%
Eagle Mid Cap Growth Fund
Class A	$1,000.00	$1,018.84	$6.01	1.20%
Class C	$1,000.00	$1,015.12	$9.74	1.95%
Class I	$1,000.00	$1,020.28	$4.56	0.91%
Class R-3	$1,000.00	$1,017.60	$7.25	1.45%
Class R-5	$1,000.00	$1,020.33	$4.51	0.90%
Eagle Mid Cap Stock Fund
Class A	$1,000.00	$1,019.19	$5.66	1.13%
Class C	$1,000.00	$1,015.47	$9.39	1.88%
Class I	$1,000.00	$1,020.63	$4.21	0.84%
Class R-3	$1,000.00	$1,018.00	$6.85	1.37%
Class R-5	$1,000.00	$1,020.68	$4.16	0.83%
Eagle Small Cap Core Value Fund
Class A	$1,000.00	$1,017.36	$7.50	1.50%
Class C	$1,000.00	$1,013.39	$11.48	2.30%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Class R-3	$1,000.00	$1,016.36	$8.50	1.70%
Class R-5	$1,000.00	$1,020.08	$4.76	0.95%
Eagle Small Cap Growth Fund
Class A	$1,000.00	$1,019.19	$5.66	1.13%
Class C	$1,000.00	$1,015.47	$9.39	1.88%
Class I	$1,000.00	$1,020.73	$4.11	0.82%
Class R-3	$1,000.00	$1,018.00	$6.85	1.37%
Class R-5	$1,000.00	$1,020.68	$4.16	0.83%

(a) Expenses are calculated using each Funds’ annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (181), and then dividing that result by the actual number of days in the fiscal year (365).

56

Principal Risks

Additional Information About Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. Additionally, while the Portfolio Managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the Portfolio Managers’ investment strategy will enable a fund to achieve its investment objective. The following table identifies the risk factors of each fund in light of their current principal investment strategies. These risk factors are explained following the table.

Risk	Capital Appreciation	Growth & Income	International Equity	Investment Grade Bond	Large Cap Core	Mid Cap Growth	Mid Cap Stock	Small Cap Core Value	Small Cap Growth
Call				X
Covered call options		X
Credit		X	X	X
Derivatives			X
Emerging markets			X
Focused holdings	X				X
Foreign securities			X	X
Government sponsored enterprises		X		X
Growth stocks	X	X	X		X	X	X	X	X
High-yield securities		X	X	X
Inflation				X
Interest rates		X	X	X
Issuer and market				X
Liquidity			X	X
Market timing activities		X	X					X	X
Mortgage- and asset-backed securities				X
Other investment companies and ETFs			X	X				X
Portfolio turnover			X			X	X
Precious metal-related instruments			X
Sectors	X		X		X		X
Small- and mid-cap companies	X	X	X			X	X	X	X
Stock market	X	X	X		X	X	X	X	X
Value stocks		X			X		X	X

Call  |  Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed-income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Covered call options  |  Because a fund may write covered call options, a fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

Credit  |  A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations.

57

Principal Risks

Derivatives  |  A fund may use derivatives such as futures contracts, forward foreign currency contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

Emerging markets  |  When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Focused holdings  |  For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value (“NAV”) and total return.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt.

Government sponsored enterprises  |  Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Inflation  |  Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies.

58

Principal Risks

Interest rates  |  Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time.

Issuer and market  |  Issuer and market risk is the risk that the prices of, and the income generated by, securities held by the fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.

Liquidity  |  Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market timing activities  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the manager and transfer agent of the funds monitor trading in each fund, there is no guarantee that they can detect all market timing activities.

Mortgage- and asset-backed securities  |  Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income.

Other investment companies and ETFs  |  Investments in the securities of other investment companies and exchange-traded funds (“ETFs”), (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a fund becomes a shareholder of that investment company or ETF. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

As a shareholder, the fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings at the most optimal time, adversely affecting the fund’s performance.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors and adversely affect performance.

Precious metal-related instruments  |  Precious metal-related instruments can fluctuate due to monetary and political developments such as economic cycles, the devaluation of currency, changes in inflation or expectations about inflation in various countries, interest rates, metal sales by governments or

59

Principal Risks

other entities, government regulation including the possibility that the U.S. government could restrict or prohibit the ownership of gold, and resource availability and demand. Changes in the political climate for major precious metal producers such as China, Australia, South Africa, Russia, the United States, Peru and Canada may have a direct impact on worldwide precious metal prices. Based on historical experience, during periods of economic or fiscal instability precious metal-related instruments may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

Sectors  |  Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small- and mid-cap companies  |  Investments in small- and mid-cap companies generally involve greater risks than investing in large-capitalization companies. Small- and mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small- and mid-cap companies may have less market liquidity than large-cap companies.

Stock market  |  The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

60

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To enroll, please visit

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Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Eagle at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Eagle Mutual Funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, is available without charge, upon request, by calling the Eagle Family of Funds, toll-free at the number above, by accessing our website at eagleasset. com or by accessing the Commission’s website at www.sec.gov.

727.567.8143  |  800.421.4184

Eagle Fund Distributors, Inc., Member FINRA  |  Not FDIC Insured  |   May Lose Value  |  No Bank Guarantee

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Eagle Series Trust have concluded that such disclosure controls and procedures are effective as of June 28, 2011.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of Eagle Series Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE SERIES TRUST

Date: June 28, 2011

/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 28, 2011	EAGLE SERIES TRUST

/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: June 28, 2011

/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer